OMB APPROVAL

OMB Number: 3235-0570

Expires: August 31, 2010

Estimated average burden hours per response: 18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2007

ING VP Global Equity Dividend Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Example	6

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Portfolio of Investments	20

Shareholder Meeting Information	23

Tax Information	24

Trustee and Officer Information	25

Advisory Contract Approval Discussion	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800)SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds' holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World IndexSM") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as "carry trades" were unwound in the flight from risk. The euro benefited from the European Central Bank's implacable refusal to match the Federal Reserve Board (the "Fed") and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed's first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate ("LIBOR") continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a "term auction facility" where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets' the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

("GDP") growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Global Equity Dividend Portfolio (the "Portfolio") seeks growth of capital with dividend income as a secondary consideration through investment primarily in equity securities of dividend paying companies. The Portfolio is managed by Nicolas Simar, Head of Value/High Dividend and Moudy El Khodr, Senior Investment Manager Equities, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio provided a total return of 2.91% compared to the Morgan Stanley Capital International ("MSCI") World IndexSM(1), which returned 9.04% for the same period.

Portfolio Specifics: The most significant cause of the Portfolio's underperformance for the year was it strategy of investing in global, high-dividend-paying stocks. About half of the Portfolio was invested in the 10% of the benchmark with the highest dividend yield, a group which on average had a negative return, while the benchmark as a whole returned over nine percent. This was the general reason for the wide underperformance.

Particularly, the overweight in financials, the concentration in banks and stock selection in every industry group within financials made this sector by far the main source of relative loss. Stock selection in the energy sector was also a notable source of underperformance. Conversely, the zero weight in Japan was a notable benefit. The Portfolio benefited from its overweight positions in telecoms, utilities and consumer staples, but suffered from an underweight in technology and industrials.

Our stance in the food, beverage and tobacco sub-sector of consumer staples helped results. Tobacco was positive with companies raising guidance. British American Tobacco PLC had third quarter earnings above expectations, which led analysts to predict it would surpass its goal of high single-digit earnings per share. Altria Group, Inc. raised guidance, as did Reynolds American, Inc. Scottish & Newcastle PLC contributed strongly due to bid speculation which was then confirmed by Carlsberg and Heineken.

Telecoms rose as investors welcomed positive news on quarterly earnings that demonstrated improving and stabilizing margins. Tele Norte Leste Participacoes SA ADR rebounded from July's drop due to credit jitters with a second quarter net profit gain of 65%. BCE (sold) rose due to a bidding war between some of its shareholders and private equity groups.

In energy, Petroleo Brasileiro SA ADR rose 121% as its low reserve replacement ratio improved substantially along with its earnings. The stock benefited from rising oil prices and its emerging-market status.

Positive performance was offset by bad performance by financials, exacerbated by the Portfolio's overweight in that sector. The credit-market turmoil resulting from the sub-prime mortgage crisis forced banks to bring off-balance-sheet vehicles, e.g., collateralized debt obligations, onto their books and to take write-downs on those assets. Two such banks, Citigroup, Inc. and Washington Mutual, Inc., accounted for nearly half of the Portfolio's underperformance. An underweight in materials, the top-performing sector, also hurt performance.

Washington Mutual, Inc. fell on comments about the U.S. housing slump and announced a third quarter profit fall of 75% as more borrowers defaulted. In December, they wrote down the value of their home-lending unit by $1.6 billion and cut 2,600 jobs. The lender also reduced its dividend by 73%.

Citigroup, Inc. stated that sub-prime mortgages and related securities lost as much as $11 billion of their value, which they wrote down in November. Investors questioned the sustainability of the dividend. This was resolved, at least in the short term, by the Abu Dhabi Investment Authority which brought a $7.5 billion stake in the company. We added to our position in Citigroup, Inc. on the weakness though we still believe, all the more now with the current problems, that management needs to restructure.

The Portfolio was hurt by the rally of materials, especially metals and miners, where it was absent. The Portfolio's holdings of Companhia Siderurgica Nacional and Fording Canadian Coal Trust performed strongly but could not compensate for the sector's cumulative underperformance.

Current Strategy and Outlook: Our outlook for the Portfolio remains positive. We believe, investments in defensive securities may give the strategy downside protection and lower volatility. The Portfolio remains overweight in financials, as we believe that current valuation levels are compelling.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Vivendi	1.6%
ENI S.p.A.	1.6%
Altria Group, Inc.	1.5%
GlaxoSmithKline PLC	1.5%
Pfizer, Inc.	1.5%
Citigroup, Inc.	1.4%
Bank of America Corp.	1.3%
Tate & Lyle PLC	1.3%
Royal Bank of Scotland Group PLC	1.3%
Mediaset S.p.A.	1.3%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS' REPORT

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception April 28, 2000
ING VP Global Equity Dividend Portfolio	2.91%	14.08%	0.57%
MSCI World IndexSM(1)	9.04%	16.96%	3.57	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Equity Dividend Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance for the index is shown from
May 1, 2000.

Prior to April 29, 2005, the Portfolio was managed by a different sub-adviser.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolio's expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)", provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return	$1,000.00	$962.30	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING VP Global Equity Dividend Portfolio, a series of ING Variable Insurance Trust, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

ASSETS:
Investments in securities at value+*	$49,991,134
Short-term investments at amortized cost	5,007,824
Cash	1,156,600
Foreign currencies at value**	138,448
Receivables:
Investment securities sold	30,502
Fund shares sold	108,416
Dividends and interest	188,709
Prepaid expenses	13
Reimbursement due from manager	11,999
Total assets	56,633,645
LIABILITIES:
Payable upon receipt of securities loaned	5,007,824
Investment management fees payable	44,389
Payable for trustee fees	1,706
Other accrued expenses and liabilities	73,796
Total liabilities	5,127,715
NET ASSETS (equivalent to $8.41 per share on 6,121,869 shares outstanding)	$51,505,930
NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest $0.001 par value (unlimited shares authorized)	$41,837,536
Undistributed net investment income	112,667
Accumulated net realized gain on investments and foreign currency related transactions	7,122,553
Net unrealized appreciation on investments and foreign currency related transactions	2,433,164
NET ASSETS	$51,505,930
+ Including securities loaned at value	$4,833,840
* Cost of investments in securities	$47,559,807
** Cost of foreign currencies	$138,170

See Accompanying Notes to Financial Statements.
8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,744,610
Interest	6,917
Securities lending income	50,380
Total investment income	2,801,907
EXPENSES:
Investment management fees	584,582
Transfer agent fees	183
Shareholder reporting expense	45,372
Professional fees	51,721
Custody and accounting expense	28,288
Trustee fees	2,055
Miscellaneous expense	4,760
Total expenses	716,961
Net waived and reimbursed fees	(44,510)
Net expenses	672,451
Net investment income	2,129,456
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain on:
Investments	7,788,672
Foreign currency related transactions	96
Net realized gain on investments and foreign currency related transactions	7,788,768
Net change in unrealized appreciation or depreciation on:
Investments	(7,943,758)
Foreign currency related transactions	(1,399)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(7,945,157)
Net realized and unrealized loss on investments and foreign currency related transactions	(156,389)
Increase in net assets resulting from operations	$1,973,067
*Foreign taxes withheld	$189,289

See Accompanying Notes to Financial Statements.
9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$2,129,456	$2,334,169
Net realized gain on investments and foreign currency related transactions	7,788,768	4,936,886
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(7,945,157)	7,599,196
Increase in net assets resulting from operations	1,973,067	14,870,251
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,602,420)	(2,342,990)
Net realized gains	(4,881,224)	—
Total distributions	(7,483,644)	(2,342,990)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	115,540	929,971
Dividends reinvested	7,483,644	2,342,990
	7,599,184	3,272,961
Cost of shares redeemed	(13,417,302)	(13,941,491)
Net decrease in net assets resulting from capital share transactions	(5,818,118)	(10,668,530)
Net increase (decrease) in net assets	(11,328,695)	1,858,731
NET ASSETS:
Beginning of year	62,834,625	60,975,894
End of year	$51,505,930	$62,834,625
Undistributed net investment income at end of year	$112,677	$451,121

See Accompanying Notes to Financial Statements.
10

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.37	7.65	7.56	6.96	5.39
Income (loss) from investment operations:
Net investment income	$0.35	0.33	0.21	0.04	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.07)	1.72	0.11	0.61	1.56
Total from investment operations	$0.28	2.05	0.32	0.65	1.57
Less distributions from:
Net investment income	$0.42	0.33	0.23	0.05	—
Net realized gains on investments	$0.82	—	—	—	—
Total distributions	$1.24	0.33	0.23	0.05	—
Net asset value, end of the year	$8.41	9.37	7.65	7.56	6.96
Total Return(1)%	2.91	27.29	4.39	9.44	29.13
Ratios and Supplemental Data:
Net assets, end of the year (000s)	$51,506	62,835	60,976	56,941	50,752
Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment %	1.23	1.17	1.24	1.20	1.75
Net expenses after expense reimbursement/ recoupment(2)%	1.15	1.15	1.16	1.23	1.23
Net investment income after expense reimbursement/recoupment(2)%	3.64	3.79	2.91	0.62	0.23
Portfolio turnover rate %	30	31	183	122	111

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements.
11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Variable Insurance Trust (the ''Trust'') was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are fifteen separate investment series which comprise the Trust. This report is for the ING VP Global Equity Dividend Portfolio (the ''Portfolio''), a diversified series of the Trust. The investment objective of the Portfolio is to seek growth of capital with dividend income as a secondary consideration.

Shares of the Portfolio may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans and to certain investment advisers and their affiliates.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the counter-market are valued at the mean between the last reported bid and asked prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Trustees ("Board"), in accordance with methods that are speciÞcally authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are speciÞcally authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or when notified for certain foreign securities.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.  Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid quarterly by the Portfolio. Distributions are determined annually in accordance with federal tax principles which may differ from U.S. generally accepted accounting principles for investment companies. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

F.  Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. The Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. The Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio.

J.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT FEE

The Trust entered into an investment management agreement ("Management Agreement") with ING Investments ("ING Investments" or the "Investment Adviser"), on behalf of the Portfolio. The Portfolio pays the Investment Adviser for its services under the Management Agreement, a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Investment Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") with the Portfolio, under which it will limit the expenses of the Portfolio to not exceed 1.23% of the value of the Portfolio's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Adviser may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations.

Effective January 1, 2007, pursuant to a side agreement, the Investment Adviser lowered the expense limit for the Portfolio to 1.15% through December 31, 2007. Effective January 1, 2008, pursuant to a side agreement, the Investment Adviser has lowered the expense limit for the Portfolio to 1.15% through December 31, 2008. There is no guarantee that this side agreement will continue after that date. If after December 31, 2008, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Portfolio's expense limitation agreement of 1.23%. The Portfolio waived $44,510 pursuant to the side agreement during the year ended December 31, 2007. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

As of December 31, 2007, there are no amounts eligible for recoupment.

ING Funds Services, LLC (the "Administrator") serves as Administrator to the Portfolio. There is no fee paid to the Administrator.

ING Investments has engaged ING Investment Management Advisors B.V. ("IIMA") to serve as sub-adviser to the Portfolio pursuant to a sub-advisory agreement with the Investment Adviser.

The Investment Adviser, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Portfolio's sub-adviser to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Portfolio. There was no brokerage commission recapture during the year ended December 31, 2007.

The Portfolio placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the Investment Adviser. The commissions paid to the affiliated firm, ING Baring LLC, was $211.

The Trust has adopted a Retirement Policy ("Policy") covering all Independent Trustees of the Trust who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2007, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:

ING USA Annuity and Life Insurance Company (99.46%).

NOTE 5 — OTHER ACCRUED EXPENSES AND LIABLITIES

At December 31, 2007, the Portfolio did not have any payables included in Other Accrued Expenses and Liablities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 6 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007, excluding short-term securities, were $16,864,271 and $28,859,037, respectively.

NOTE 7 — LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon Corporation ("BNY") for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. For the year ended December 31, 2007, the Portfolio did not utilize the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Number of Shares
Shares sold	13,689	114,483
Dividends reinvested	862,275	276,652
Shares redeemed	(1,456,677)	(1,660,987)
Net decrease in shares outstanding	(580,713)	(1,269,852)
$
Shares sold	$115,540	$929,971
Dividends reinvested	7,483,644	2,342,990
Shares redeemed	(13,417,302)	(13,941,491)
Net decrease	$(5,818,118)	$(10,668,530)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Portfolio makes significant investments in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Diversification. The Portfolio is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Portfolio must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of the issuer).

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio. At December 31, 2007, the Portfolio had securities on loan valued at $4,833,840 with collateral valued at $5,007,824.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses) On Investments
$134,520	$(134,520)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2007		Year Ended December 31, 2006
Ordinary Income	Long-Term Capital Gains	Ordinary Income
$5,919,861	$1,563,783	$2,342,990

The tax-basis components of distributable earnings as of December 31, 2007 were:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Post-October Currency Loss Deferred	Post-October PFIC Loss Deferred	Unrealized Appreciation
$616,862	$7,062,461	$(8,794)	$(113,329)	$2,111,193

The Portfolio's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolio has analyzed the tax positions of the Portfolio. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolio is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING's

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENTS

On January 31, 2008, the Board approved a proposal to liquidate the Portfolio. This proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2008. Shareholders will be notified if the liquidation is not approved.

19

  PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 92.5%
		Australia: 6.0%
21,199		Australia & New Zealand Banking Group Ltd.	$507,323
27,687	@	Crown Ltd.	326,976
97,000		Foster's Group Ltd.	554,884
122,409		Insurance Australia Group	440,569
27,687		Publishing & Broadcasting Ltd.	101,441
23,297		Suncorp-Metway Ltd.	343,864
20,652		TABCORP Holdings Ltd.	267,008
15,174		Wesfarmers Ltd.	536,324
			3,078,389
		Belgium: 3.0%
12,510		Belgacom SA	616,360
7,068		Elia System Operator SA	288,377
24,956		Fortis	655,211
9,982	@	Fortis — STRIP VVPR	146
			1,560,094
		Bermuda: 0.5%
48,605		Hiscox Ltd.	275,673
			275,673
		Brazil: 2.0%
5,943		Petroleo Brasileiro SA ADR	571,835
24,438		Tele Norte Leste Participacoes SA ADR	471,165
			1,043,000
		Canada: 4.4%
2,836	@, #	Bell Aliant Regional Communications Income Fund	84,567
8,833		Bell Aliant Regional Communications Income Fund	263,392
7,742		Enerplus Resources Fund	310,067
8,889	L	Fording Canadian Coal Trust	343,115
38,518	L	Precision Drilling Trust	588,922
16,071		TransCanada Corp.	660,133
			2,250,196
		Denmark: 1.0%
13,449		Danske Bank A/S	525,688
			525,688
		France: 5.7%
4,959		BNP Paribas	538,052
14,782		France Telecom SA	530,242
3,641		Societe Generale	526,595
6,426	L	Total SA	532,076
17,422		Vivendi	799,898
			2,926,863
		Germany: 1.0%
23,695		Deutsche Telekom AG	521,860
			521,860
		Greece: 1.0%
12,851		OPAP SA	513,796
			513,796
		Hong Kong: 0.5%
40,808		CLP Holdings Ltd.	277,250
			277,250

Shares			Value
		Hungary: 1.1%
20,590		Magyar Telekom Telecommunications PLC ADR	$554,489
			554,489
		India: 0.6%
179,615	@, #	Lite-On Technology Corp.	311,991
			311,991
		Ireland: 1.2%
26,451		Allied Irish Banks PLC	604,252
			604,252
		Israel: 0.8%
82,270		Bank Hapoalim BM	410,099
			410,099
		Italy: 9.3%
52,324		Enel S.p.A.	622,189
21,884		ENI S.p.A.	798,687
71,698		Intesa Sanpaolo S.p.A.	564,233
16,938		Italcementi S.p.A. RNC	263,963
66,357		Mediaset S.p.A.	668,477
6,605		Pirelli & C Real Estate S.p.A.	242,793
80,525		Snam Rete Gas S.p.A.	514,226
202,115		Telecom Italia S.p.A. RNC	479,259
76,692		UniCredito Italiano S.p.A.	630,823
			4,784,650
		Netherlands: 1.1%
13,921		Royal Dutch Shell PLC	586,861
			586,861
		New Zealand: 0.5%
81,274		Telecom Corp. of New Zealand Ltd.	271,499
			271,499
		Norway: 1.1%
36,371		DNB NOR ASA	553,275
			553,275
		Poland: 0.9%
52,775		Telekomunikacja Polska SA	480,091
			480,091
		Singapore: 0.8%
28,000		DBS Group Holdings Ltd.	397,403
			397,403
		South Korea: 1.2%
10,935		KT Corp. ADR	282,123
3,792		S-Oil Corp.	318,462
			600,585
		Sweden: 1.1%
30,907		Svenska Cellulosa AB-B Shares	545,843
			545,843
		Taiwan: 2.7%
165,000	@	Acer, Inc.(Participation Certificate, Issuer: Citigroup Global Markets)	321,585

See Accompanying Notes to Financial Statements
20

  PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Taiwan (continued)
442,000	@	Mega Financial Holding Co. Ltd. (Low Exercise Price Warrant, Issuer: Morgan Stanley Asia Products)	$271,868
71,339	@	Novatek Microelectronics Corp. Ltd. (Low Exercise Price Warrant, Issuer: Merrill Lynch International & Co.)	272,735
54,288		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	540,708
			1,406,896
		Thailand: 0.8%
79,000		Advanced Info Service PCL	225,413
25,900		Siam Cement PCL	178,764
			404,177
		United Kingdom: 17.3%
10,914		AstraZeneca PLC	469,770
36,711		Aviva PLC	489,264
50,704		Barclays PLC	512,076
59,749		BBA Aviation PLC	244,693
43,778		BP PLC	534,978
13,787		British American Tobacco PLC	538,977
25,555		Diageo PLC	548,545
193,808		DSG International PLC	383,166
29,741		GlaxoSmithKline PLC	755,320
30,298		HSBC Holdings PLC	510,356
200,965		Legal & General Group PLC	521,983
49,693		Lloyds TSB Group PLC	467,944
75,817		Royal Bank of Scotland Group PLC	669,424
34,564		Scottish & Newcastle PLC	506,963
17,100		Severn Trent PLC	520,060
76,385		Tate & Lyle PLC	680,175
35,167		United Utilities PLC	528,496
			8,882,190
		United States: 26.9%
13,960		AGL Resources, Inc.	525,454
10,248		Altria Group, Inc.	774,544
10,615	L	Ameren Corp.	575,439
9,847		Arthur J Gallagher & Co.	238,199
13,408		AT&T, Inc.	557,236
16,772		Bank of America Corp.	692,013
19,505		Bristol-Myers Squibb Co.	517,273
23,731		Citigroup, Inc.	698,641
40,016		Citizens Communications Co.	509,404
10,661		Consolidated Edison, Inc.	520,790
12,848		Dow Chemical Co.	506,468
14,877	L	Duke Energy Corp.	300,069
8,252		Fifth Third Bancorp.	207,373
15,410	L	First Horizon National Corp.	279,692
19,274		Foot Locker, Inc.	263,283
13,813		General Electric Co.	512,048
7,451	L	Kinder Morgan Energy Partners LP	402,279
8,012		Kraft Foods, Inc.	261,432
26,902	L	Leggett & Platt, Inc.	469,171
24,295		Masco Corp.	525,015
28,978		NiSource, Inc.	547,394
33,158		Pfizer, Inc.	753,681
7,788	L	Reynolds American, Inc.	513,696
13,700	L	Southern Co.	530,875
11,293		Spectra Energy Corp.	291,585

Shares			Value
16,983		US Bancorp.	$539,040
11,389	L	UST, Inc.	624,117
12,828		Wachovia Corp.	487,849
15,865	L	Washington Mutual, Inc.	215,923
			13,839,983
		Total Common Stock (Cost $45,211,426)	47,607,093
REAL ESTATE INVESTMENT TRUSTS: 4.6%
		Australia: 1.6%
36,170		Stockland	265,482
29,846		Westfield Group	545,660
			811,142
		Germany: 0.5%
17,524	@	Alstria Office AG	262,878
			262,878
		Netherlands: 0.5%
3,298		Corio NV	266,801
			266,801
		United States: 2.0%
3,950		Developers Diversified Realty Corp.	151,246
6,701	L	Duke Realty Corp.	174,762
6,868		Hospitality Properties Trust	221,287
8,077		iStar Financial, Inc.	210,406
6,044	L	Rayonier, Inc.	285,519
			1,043,220
		Total Real Estate Investment Trusts (Cost $2,348,381)	2,384,041
		Total Long-Term Investments (Cost $47,559,807)	49,991,134

Principal Amount			Value
SHORT-TERM INVESTMENTS: 9.7%
Securities Lending Collateralcc: 9.7%
$5,007,824	Bank of New York Mellon Corp. Institutional Cash Reserves		5,007,824
	Total Short-Term Investments (Cost $5,007,824)		5,007,824
	Total Investments in Securities (Cost $52,567,631)*	106.8%	$54,998,958
	Other Assets and Liabilities - Net	(6.8)	(3,493,028)
	Net Assets	100.0%	$51,505,930

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

See Accompanying Notes to Financial Statements
21

  PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

*  Cost for federal income tax purposes is $52,889,602.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,210,308
Gross Unrealized Depreciation	(4,100,952)
Net Unrealized Appreciation	$2,109,356

Industry	Percentage of Net Assets
Aerospace/Defense	0.5%
Agriculture	4.8
Banks	20.6
Beverages	3.1
Building Materials	1.9
Chemicals	1.0
Coal	0.7
Computers	1.2
Diversified	1.8
Diversified Financial Services	1.9
Electric	6.1
Entertainment	1.5
Food	1.8
Forest Products & Paper	1.7
Gas	3.1
Hotels	0.4
Insurance	3.8
Lodging	0.6
Media	3.1
Miscellaneous Manufacturing	2.9
Office Property	0.5
Oil & Gas	8.2
Pharmaceuticals	4.8
Pipelines	2.6
Real Estate	0.5
Retail	1.3
Savings & Loans	0.4
Semiconductors	1.6
Shopping Centers	1.3
Telecommunications	11.4
Water	2.0
Short-Term Investments	9.7
Other Assets and Liabilities - Net	(6.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
22

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Variable Insurance Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the results are outlined below:

Matter:

1  To approve the election of eleven nominees to the Board of Trustees of the Portfolio.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1	78,592,974	1,851,597	—	—	80,444,571
John V. Boyer	1	78,451,941	1,992,630	—	—	80,444,571
Patricia W. Chadwick	1	78,520,792	1,923,779	—	—	80,444,571
Robert W. Crispin	1	78,592,974	1,851,597	—	—	80,444,571
Peter S. Drotch	1	78,592,974	1,851,597	—	—	80,444,571
J. Michael Earley	1	78,610,026	1,834,545	—	—	80,444,571
Patrick W. Kenny	1	78,610,026	1,834,545	—	—	80,444,571
Shaun P. Mathews	1	78,610,026	1,834,545	—	—	80,444,571
Sheryl K. Pressler	1	78,362,707	2,081,864	—	—	80,444,571
David W.C. Putnam	1	78,610,026	1,834,545	—	—	80,444,571
Roger B. Vincent	1	78,610,026	1,834,545	—	—	80,444,571

*  Proposal 1 passed at this meeting

23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Portfolio Name	Type	Per Share Amount
ING VP Global Equity Dividend Portfolio	NII	$0.4222
	STCG	$0.5556
	LTCG	$0.2619

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

17.63%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates $160,297 ($0.0262 per share) as foreign taxes paid for the year ended December 31, 2007. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Listed below are the detail by country and per share amounts related to the foreign tax credit.

Country	Gross Income	Gross Income Per Share	Foreign Taxes Paid Under Section 853	Foreign Tax Credit Per Share
Australia	$209,834	$0.0343	$—	$—
Belgium	82,172	0.0134	11,639	0.0019
Bermuda	4,346	0.0007	—	0.0000
Brazil	67,754	0.0111	—	0.0000
Canada	203,153	0.0332	30,028	0.0049
China	20,533	0.0034	—	0.0000
Denmark	18,036	0.0029	2,704	0.0004
European Community	1,144	0.0002	—	0.0000
France	115,771	0.0189	17,351	0.0028
Germany	34,454	0.0056	5,152	0.0008
Greece	33,572	0.0055	—	0.0000
Hong Kong	25,200	0.0041	—	0.0000
Hungary	98,159	0.0160	—	0.0000
Ireland	38,790	0.0063	—	0.0000
Israel	26,979	0.0044	5,396	0.0009
Italy	268,022	0.0438	38,939	0.0064
Luxembourg	15,373	0.0025	2,306	0.0004
Netherlands	27,839	0.0045	4,176	0.0007
New Zealand	25,490	0.0042	3,815	0.0006
Norway	27,531	0.0045	4,130	0.0007
Poland	36,883	0.0060	5,503	0.0009
Singapore	27,747	0.0045	—	0.0000
South Africa	30,971	0.0051	—	0.0000
South Korea	78,243	0.0128	12,910	0.0021
Sweden	19,553	0.0032	2,933	0.0005
Taiwan	64,736	0.0106	10,251	0.0017
Thailand	30,639	0.0050	3,064	0.0005
United Kingdom	455,757	0.0744	—	0.0000
Total	$2,088,685		$160,297	$0.0262
Other Domestic Income	902,511
Total	$2,991,196

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2001 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are "Interested Persons":

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum(2) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	October 2000 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 (Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC - November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") provides that, after an initial period, the existing investment advisory and sub-advisory contracts of ING VP Global Equity Divided Portfolio (the "Portfolio"), a series of ING Variable Insurance Trust (the "Trust"), will remain in effect only if the Board of Trustees (the "Board") of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Trust, on behalf of the Portfolio, and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Advisors B.V. ("IIM B.V." or the "Sub-Adviser"), the sub-adviser to the Portfolio.

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Portfolio's Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Portfolio's Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolio's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds in the ING Funds complex, including the Portfolio ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' (including the Portfolio's) advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolio is assigned to one of the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of the advisory and sub-advisory contracts of the Funds in the ING Funds complex.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory contracts for the ING Funds. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by each of the ING Funds (including the Portfolio) for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of each ING Fund. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolio's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Portfolio for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and IIM B.V. This included information regarding the Adviser and IIM B.V. provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for the Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the benchmarks and SPGs for the Funds in the ING Funds complex were selected and how profitability was determined; (3) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract for the Portfolio; (5) copies of the Forms ADV for the Adviser and IIM B.V.; (6) financial statements for the Adviser and IIM B.V.; (7) drafts of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the Advisory Contract and Sub-Advisory Contract, including a written analysis for the Portfolio describing how performance, fees and expenses compare to its SPG and its designated benchmark; (8) an independent analysis of the Portfolio's performance by the Trust's Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolio; and (10) other information relevant to the Board's evaluations.

The Portfolio's common shares were used for purposes of certain comparisons to the funds in its SPG because it was the only class available for purposes of comparison. The mutual funds included in the Portfolio's SPG were selected based upon criteria designed to mirror the class being compared to the SPG.

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the investment portfolios of the Funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolio on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Portfolio.

The Board also noted the techniques used by the Adviser to monitor the performance of IIM B.V. and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolio's performance.

In considering the Portfolio's Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio's shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolio and other ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and IIM B.V. are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and IIM B.V., and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the ING Funds complex) by the Adviser and IIM B.V., and whether those resources are commensurate with the needs of the Portfolio and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and IIM B.V. are appropriate in light of the Portfolio's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The Board's findings specific to Portfolio's performance are discussed under "Specific Factors Considered," below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which any such economies are

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reflected in contractual fee rates. In this regard, the Board took into consideration that the Portfolio does not have breakpoint discounts on advisory fees, as well as Management's representations regarding comparisons of the Portfolio's fees with those of the funds in its SPG, which are discussed below under "Specific Factors Considered."

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolio, the Board considered any underlying rationale provided by the Adviser or IIM B.V. for these differences. The Board also noted that the fee rates charged to the Portfolio and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolio.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to IIM B.V. for sub-advisory services.

The Board considered the Portfolio's fee structure as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and IIM B.V. and their respective affiliates from their association with the Portfolio. The Board determined that the fees payable to the Adviser and Sub-Adviser with respect to the Portfolio are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to IIM B.V. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by IIM B.V. with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and IIM B.V.'s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio's operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the Adviser's and IIM B.V.'s advisory and sub-advisory fee rates on the specific factors described below.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2007 meeting in relation to renewing the Portfolio's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considerations discussed above. The Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. The Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Global Equity Dividend Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation had on the Portfolio's performance; (2) in January 2006 there was a change in the Portfolio's portfolio management team; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance. The Board also took into account that it was to considering further actions to address the Portfolio's performance, including the liquidation of the Portfolio, which, if approved by the Board and the Portfolio's shareholders, would be completed during 2008.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Global Equity Dividend Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account the actions taken and proposed to be taken to address the Portfolio's performance, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

35

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGED (1207-021908)

Funds

Annual Report

December 31, 2007

ING GET U.S. Core Portfolio

■	Series 1

■	Series 2

■	Series 3

■	Series 4

■	Series 5

■	Series 6

■	Series 7

■	Series 8

■	Series 9

■	Series 10

■	Series 11

■	Series 12

■	Series 13

■	Series 14

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun Mathews

President

ING Funds

January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World Index SM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points

(1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET U.S. CORE PORTFOLIO SERIES 1-14	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the ING GET U.S. Core Portfolio — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (“Series”) seek to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser:

Asset Allocation: Paul Zemsky, serves as strategist for the Series and is responsible for overseeing overall Series strategy and the allocation of Series Assets between the Equity and Fixed components.

Equity Component: Omar Aguilar, Portfolio Manager and Vincent Costa, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager.

Note: The Series are closed to new investments.

Performance: Listed below are the total returns for Series 1, 2, 3, and 4, the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1) and the Lehman Brothers 1-3 Year Government (“LBG 1-3”) Index(2) for the year ended December 31, 2007:

Series 1	3.99%
Series 2	4.58%
Series 3	4.99%
Series 4	3.69%
S&P 500® Index	5.49%
LBG 1-3 Index	7.10%

Total returns for the periods ended December 31, 2007 for Series 5 to 13 are detailed below, along with the S&P 500® Index, and the Lehman Brothers 1-5 Year Government (“LBG 1-5”) Index(3) (for Series 5 to 13).

Series 5	2.15%

Series 6	3.30%

Series 7	3.29%

Series 8	3.64%

Series 9	3.93%

Series 10	3.63%

Series 11	2.05%

Series 12	3.02%

Series 13	4.95%
S&P 500® Index	5.49%
LBG 1-5 Index	7.82%

Series 14 has less than one year of performance since the inception of its Guarantee Period.

Series 14 from 6/21/07	1.86%
S&P 500® Index from 6/21/07	(1.37)%
LBG 1-5 Index from 6/21/07	5.77%

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The LBG 1-3 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)  The LBG 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 1-14

Portfolio Specifics: Series performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.

In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Series generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Series’ ability to fully participate in rising equity markets.

Asset Allocation

as of December 31, 2007

(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
Series 1	55.5%	44.7%	(0.2)%
Series 2	62.2%	38.0%	(0.2)%
Series 3	68.1%	32.1%	(0.2)%
Series 4	52.3%	47.8%	(0.1)%
Series 5	19.9%	80.4%	(0.3)%
Series 6	34.2%	65.9%	(0.1)%
Series 7	36.3%	63.8%	(0.1)%
Series 8	32.4%	67.8%	(0.1)%
Series 9	36.9%	63.6%	(0.5)%
Series 10	38.7%	56.7%	4.6%
Series 11	25.8%	74.9%	(0.7)%
Series 12	31.6%	68.6%	(0.2)%
Series 13	52.5%	47.6%	(0.1)%
Series 14	60.5%	39.6%	(0.1)%

ING GET U.S. Core Portfolio, Series 1

The Series fixed-income component underperformed the LBG 1-3 Index. The Series had a shorter duration than the index, which acted as a drag as longer duration issues outperformed shorter duration issues over the period. The Series invests in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal of Securities (“STRIPs”); Treasuries outperformed agencies and detracted from performance.

The past year was a very difficult year for quantitative managers. The Series equity component return underperformed the S&P 500® Index during the period. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. However, these losses were partially offset by favorable security selection in industrials and consumer discretionary. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

ING GET U.S. Core Portfolios, Series 2-3

The Series’ fixed-income component underperformed the LBG 1-3 Index. The Series had a shorter duration than the index, which acted as a drag as longer duration issues outperformed shorter duration issues over the period. The Series invest in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance.

Despite being a very difficult year for quantitative managers, the Series’ equity component return outperformed the S&P 500® Index during the period. Positive stock selection in industrials and consumer discretionary contributed to performance. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

ING GET U.S. Core Portfolio, Series 4

The Series fixed-income component outperformed the LBG 1-3 Index. At the start of the period, the Series had a longer duration than the index, which helped the Series throughout the period. The Series invests in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance.

Despite being a very difficult year for quantitative managers, the Series’ equity component return outperformed the S&P 500® Index during the period.

ING GET U.S. CORE PORTFOLIO SERIES 1-14	PORTFOLIO MANAGERS’ REPORT

Positive stock selection in industrials and consumer discretionary contributed to performance. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

ING GET U.S. Core Portfolio, Series 5, 12

The Series’ fixed-income component underperformed the LBG 1-5 Index. The Series’ invest in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance. The Series’ had longer duration than the index, which helped performance as longer duration issues outperformed shorter duration issues over the period.

The past year was a very difficult year for quantitative managers. The Series’ equity component return underperformed the S&P 500® Index during the period. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. However, these losses were partially offset by favorable security selection in industrials and consumer discretionary. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

ING GET U.S. Core Portfolios, Series 6-8, 10, 13

The Series’ fixed-income component outperformed the LBG 1-5 Index. The Series invest in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and contributed to performance. The Series had longer duration than the index, which helped performance as longer duration issues outperformed shorter duration issues over the period.

Despite being a very difficult year for quantitative managers, the Series’ equity component return outperformed the S&P 500® Index during the period. Positive stock selection in industrials and consumer discretionary contributed to performance. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

ING GET U.S. Core Portfolios, Series 9, 11, 14

The Series’ fixed-income component outperformed the LBG 1-5 Index mainly due to the impact of having longer duration than the index. Longer duration issues outperformed shorter duration issues over the period. The Series’ invest in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance.

The past year was a very difficult year for quantitative managers. The Series’ equity component return underperformed the S&P 500® Index during the period. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. However, these losses were partially offset by favorable security selection in industrials and consumer discretionary. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

Current Strategy and Outlook: Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

We believe that concerns over credit — both deteriorating credit quality in loan sectors other than sub-prime, and tightening credit standards — have prompted the Federal Reserve Board (the “Fed”) to move more aggressively to head off what they fear could be a more severe and prolonged economic contraction. Our view is that the Fed will continue to cut rates until it believes that the danger of credit compromising a recovery in economic activity has passed. If we then begin to see stabilization in the economy, we would expect the Fed to pause and then gradually to begin raising interest rates toward year-end 2008.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 1

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period September 12, 2003
ING GET U.S. Core Portfolio Series 1	3.99%	4.67%
S&P 500® Index(1)	5.49%	11.09	%(3)
LBG 1-3 Index(2)	7.10%	3.48	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 1 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.
(3)	Since inception performance for the index is shown from September 1, 2003.

ING GET U.S. CORE PORTFOLIO SERIES 2	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period December 12, 2003
ING GET U.S. Core Portfolio Series 2	4.58%	4.06%
S&P 500® Index(1)	5.49%	10.36	%(3)
LBG 1-3 Index(2)	7.10%	3.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 2 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.
(3)	Since inception performance for the index is shown from December 1, 2003.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 3

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period March 12, 2004
ING GET U.S. Core Portfolio Series 3	4.99%	3.48%
S&P 500® Index(1)	5.49%	8.69	%(3)
LBG 1-3 Index(2)	7.10%	3.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 3 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.
(3)	Since inception performance for the index is shown from March 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period June 11, 2004
ING GET U.S. Core Portfolio Series 4	3.69%	5.03%
S&P 500® Index(1)	5.49%	9.85	%(3)
LBG 1-3 Index(2)	7.10%	3.91	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 4 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.
(3)	Since inception performance for the index is shown from June 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 5

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period September 10, 2004
ING GET U.S. Core Portfolio Series 5	2.15%	6.48%
S&P 500® Index(1)	5.49%	10.98	%(3)
LBG 1-5 Index(2)	7.82%	3.97	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 5 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from September 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period December 10, 2004
ING GET U.S. Core Portfolio Series 6	3.30%	5.63%
S&P 500® Index(1)	5.49%	9.56	%(3)
LBG 1-5 Index(2)	7.82%	4.40	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 6 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from December 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 7

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period March 9, 2005
ING GET U.S. Core Portfolio Series 7	3.29%	5.45%
S&P 500® Index(1)	5.49%	9.30	%(3)
LBG 1-5 Index(2)	7.82%	4.83	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 7 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from March 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period June 8, 2005
ING GET U.S. Core Portfolio Series 8	3.64%	6.20%
S&P 500® Index(1)	5.49%	10.49	%(3)
LBG 1-5 Index(2)	7.82%	4.81	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 8 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from June 1, 2005.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 9

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period September 7, 2005
ING GET U.S. Core Portfolio Series 9	3.93%	6.00%
S&P 500® Index(1)	5.49%	10.31	%(3)
LBG 1-5 Index(2)	7.82%	5.10	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 9 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from September 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period December 6, 2005
ING GET U.S. Core Portfolio Series 10	3.63%	6.13%
S&P 500® Index(1)	5.49%	10.10	%(3)
LBG 1-5 Index(2)	7.82%	5.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 10 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from December 1, 2005.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 11

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period March 2, 2006
ING GET U.S. Core Portfolio Series 11	2.05%	4.95%
S&P 500® Index(1)	5.49%	9.79	%(3)
LBG 1-5 Index(2)	7.82%	6.37	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 11 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from March 1, 2006.

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period June 22, 2006
ING GET U.S. Core Portfolio Series 12	3.02%	9.99%
S&P 500® Index(1)	5.49%	12.26	%(3)
LBG 1-5 Index(2)	7.82%	7.48	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 12 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from July 1, 2006.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 13

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period December 21, 2006
ING GET U.S. Core Portfolio Series 13	4.95%	4.22%
S&P 500® Index(1)	5.49%	5.49	%(3)
LBG 1-5 Index(2)	7.82%	7.82	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 13 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the indices is shown from January 1, 2007.

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2007
	Since Inception of Guarantee Period June 21, 2007
ING GET U.S. Core Portfolio Series 14	1.86%
S&P 500® Index(1)	(1.37	)%(3)
LBG 1-5 Index(2)	5.77	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 14 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The LBG 1-5 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the indices is shown from July 1, 2007.

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

What is the Investment Strategy During the Guarantee Period?

The Series do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee (“Guarantee”). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets will be allocated between the:

•

Equity Component, consisting of common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities and the

•	Fixed component (“Fixed Component”) consisting primarily of short-to intermediate-duration U.S. government securities.

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the “material decline” at 20%, more assets will likely be allocated to the Equity Component than if the “material decline” is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks ING IM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

financial instrument or a specific stock market index for a specified price on a designated date. During the Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, ING IM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including STRIPS. Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor’s (“S&P®”) or Moody’s Investors Service, Inc. (“Moody’s®”), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody’s®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act, and the rules and regulations thus under.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series’ transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a contract-holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year or 7-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value (“NAV”) which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the public offering price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed-income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series’ NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Impact of Annuity Charges and Other Expenses: Contract-holders and Participants with interest in the Series through separate accounts are not subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the Series may represent a greater opportunity cost to Contract-holders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM’s skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed-income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage-backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series’ assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

Other Investment Companies: The GET Series may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQ™ (“QQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Series may invest in other investment companies, you will pay a proportionate share of expenses of that investment company. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Series may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Series’ purchase of shares of an ING Money Market Fund will result in the Series paying a proportionate share of the expenses of the ING Money Market Fund. The Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Series invests resulting from the Series’ investment into the ING Money Market Fund.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007, unless otherwise indicated. The Series’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)”, provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING GET U.S. Core Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Series Return
Series 1	$1,000.00	$1,000.00	1.00%	$5.04
Series 2	1,000.00	1,011.70	1.00	5.07
Series 3	1,000.00	1,013.40	1.00	5.07
Series 4	1,000.00	997.20	0.99	4.98
Series 5	1,000.00	973.30	1.00	4.97
Series 6	1,000.00	989.70	1.00	5.02
Series 7	1,000.00	986.20	1.00	5.01
Series 8	1,000.00	988.00	1.00	5.01
Series 9	1,000.00	990.80	1.00	5.02
Series 10	1,000.00	993.60	1.00	5.02
Series 11	1,000.00	978.50	1.00	4.99
Series 12	1,000.00	980.90	1.00	4.99
Series 13	1,000.00	1,012.40	1.00	5.07
Series 14	1,000.00	1,019.60	0.93	4.73
Hypothetical (5% return before expenses)
Series 1	$1,000.00	$1,020.16	1.00%	$5.09
Series 2	1,000.00	1,020.16	1.00	5.09
Series 3	1,000.00	1,020.16	1.00	5.09
Series 4	1,000.00	1,020.21	0.99	5.04
Series 5	1,000.00	1,020.16	1.00	5.09
Series 6	1,000.00	1,020.16	1.00	5.09
Series 7	1,000.00	1,020.16	1.00	5.09
Series 8	1,000.00	1,020.16	1.00	5.09
Series 9	1,000.00	1,020.16	1.00	5.09
Series 10	1,000.00	1,020.16	1.00	5.09
Series 11	1,000.00	1,020.16	1.00	5.09
Series 12	1,000.00	1,020.16	1.00	5.09
Series 13	1,000.00	1,020.16	1.00	5.09
Series 14	1,000.00	1,020.16	0.93	4.74

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP GET U.S. Core Portfolio — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (collectively, the “ING GET U.S. Portfolios”), each a series of ING Variable Insurance Trust, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING GET U.S. Portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 21, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 1	Series 2	Series 3	Series 4
ASSETS:
Investments in securities at value*	$91,039,342	$68,093,985	$98,090,633	$42,584,412
Short-term investments in affiliates at amortized cost	600,000	525,000	500,000	300,000
Short-term investments at amortized cost	214,000	133,000	201,000	105,000
Cash	209	749	—	903
Receivables:
Dividends and interest	53,813	35,001	42,262	26,723
Prepaid expenses	26	20	30	13

Total assets	91,907,390	68,787,755	98,833,925	43,017,051

LIABILITIES:
Payable for fund shares redeemed	102,003	66,335	46,906	7,240
Payable to affiliates	76,120	55,677	81,697	33,478
Payable to custodian due to bank overdraft	—	—	5,953	—
Payable for directors fees	4,080	5,282	5,450	3,564
Other accrued expenses and liabilities	55,132	57,455	73,602	43,224

Total liabilities	237,335	184,749	213,608	87,506

NET ASSETS	$91,670,055	$68,603,006	$98,620,317	$42,929,545

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$82,694,128	$62,949,256	$91,894,530	$37,711,986
Undistributed net investment income	1,818,087	1,486,889	1,889,129	1,068,938
Accumulated net realized gain on investments	6,785,888	3,876,063	3,789,346	4,131,509
Net unrealized appreciation on investments	371,952	290,798	1,047,312	17,112

NET ASSETS	$91,670,055	$68,603,006	$98,620,317	$42,929,545

* Cost of investments in securities	$90,667,390	$67,803,187	$97,043,321	$42,567,300

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,849,141	6,630,880	9,320,812	4,060,300
Net asset value and redemption price per share	$10.36	$10.35	$10.58	$10.57

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
ASSETS:
Investments in securities at value*	$29,861,317	$60,088,761	$40,966,067	$26,794,685
Short-term investments in affiliates at amortized cost	150,000	450,000	250,000	68,000
Short-term investments at amortized cost	146,000	119,000	130,000	—
Cash	—	664	—	—
Receivables:
Dividends and interest	31,029	51,728	33,920	23,362
Prepaid expenses	9	18	14	7
Reimbursement due from manager	—	1,019	—	290

Total assets	30,188,355	60,711,190	41,380,001	26,886,344

LIABILITIES:
Payable for fund shares redeemed	66,545	33,641	6,637	5,232
Payable to affiliates	29,816	47,358	40,970	21,033
Payable to custodian due to bank overdraft	2,985	—	623	2,739
Payable for directors fees	2,163	2,662	2,966	2,259
Other accrued expenses and liabilities	30,666	53,426	42,494	33,978

Total liabilities	132,175	137,087	93,690	65,241

NET ASSETS	$30,056,180	$60,574,103	$41,286,311	$26,821,103

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$26,289,937	$52,968,748	$35,074,435	$22,975,071
Undistributed net investment income	394,312	994,816	699,007	437,273
Accumulated net realized gain on investments	3,547,790	7,030,988	5,592,716	3,484,288
Net unrealized depreciation on investments	(175,859)	(420,449)	(79,847)	(75,529)

NET ASSETS	$30,056,180	$60,574,103	$41,286,311	$26,821,103

* Cost of investments in securities	$30,037,176	$60,509,210	$41,045,914	$26,870,214

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,837,613	5,717,092	3,842,820	2,496,564
Net asset value and redemption price per share	$10.59	$10.60	$10.74	$10.74

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
ASSETS:
Investments in securities at value*	$19,806,132	$16,206,914	$20,624,503
Short-term investments in affiliates at amortized cost	109,000	25,000	90,000
Short-term investments at amortized cost	—	110,000	—
Cash	49	770	260
Receivables:
Investment securities sold	—	820,661	—
Dividends and interest	16,157	12,954	19,782
Prepaid expenses	10	7	9
Reimbursement due from manager	826	1,417	2,448

Total assets	19,932,174	17,177,723	20,737,002

LIABILITIES:
Payable for fund shares redeemed	79,226	2,678	118,269
Payable to affiliates	15,536	13,590	16,354
Payable for directors fees	2,968	2,757	1,089
Other accrued expenses and liabilities	27,971	32,054	36,918

Total liabilities	125,701	51,079	172,630

NET ASSETS	$19,806,473	$17,126,644	$20,564,372

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,766,259	$14,561,692	$18,024,602
Undistributed net investment income	364,921	384,891	427,735
Accumulated net realized gain on investments	2,745,789	2,132,402	2,334,122
Net unrealized appreciation or depreciation on investments	(70,496)	47,659	(222,087)

NET ASSETS	$19,806,473	$17,126,644	$20,564,372

* Cost of investments in securities	$19,876,628	$16,159,255	$20,846,590

Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,832,210	1,573,096	1,963,974
Net asset value and redemption price per share	$10.81	$10.89	$10.47

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 12	Series 13	Series 14
ASSETS:
Investments in securities at value*	$45,912,978	$69,873,042	$123,539,556
Short-term investments in affiliates at amortized cost	200,000	325,000	—
Short-term investments at amortized cost	116,000	126,000	1,049,000
Cash	5,464	851	336
Receivables:
Investment securities sold	27	—	—
Dividends and interest	39,636	41,877	63,932
Prepaid expenses	12	230	—
Reimbursement due from manager	6,697	—	16,085

Total assets	46,280,814	70,367,000	124,668,909

LIABILITIES:
Payable for fund shares redeemed	58,867	15,002	25,688
Payable to affiliates	36,140	62,143	96,337
Payable for directors fees	408	1,994	695
Other accrued expenses and liabilities	31,425	49,920	56,627

Total liabilities	126,840	129,059	179,347

NET ASSETS	$46,153,974	$70,237,941	$124,489,562

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$39,413,434	$66,289,934	$121,366,701
Undistributed net investment income	563,816	1,232,831	2,167,717
Accumulated net realized gain (loss) on investments	6,540,668	2,126,230	(1,970,158)
Net unrealized appreciation or depreciation on investments	(363,944)	588,946	2,925,302

NET ASSETS	$46,153,974	$70,237,941	$124,489,562

* Cost of investments in securities	$46,276,922	$69,284,096	$120,614,254

Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,086,519	6,628,223	11,963,370
Net asset value and redemption price per share	$11.29	$10.60	$10.41

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 1	Series 2	Series 3	Series 4
INVESTMENT INCOME:
Dividends	$1,033,299	$649,769	$847,735	$546,474
Interest(1)	1,808,715	1,611,062	2,144,641	1,024,915

Total investment income	2,842,014	2,260,831	2,992,376	1,571,389

EXPENSES:
Investment management fees	612,492	462,526	659,386	303,102
Distribution and service fees	255,204	192,718	274,743	126,292
Transfer agent fees	135	208	208	120
Administrative service fees	56,143	42,397	60,442	27,783
Shareholder reporting expense	11,419	8,436	16,123	4,941
Professional fees	49,748	35,566	50,669	19,355
Custody and accounting expense	23,292	20,265	30,179	13,250
Directors fees	5,046	3,554	2,475	2,248
Miscellaneous expense	6,351	7,139	7,486	3,299

Total expenses	1,019,830	772,809	1,101,711	500,390
Net waived and reimbursed fees	(236)	(1,064)	(1,890)	(112)

Net expenses	1,019,594	771,745	1,099,821	500,278

Net investment income	1,822,420	1,489,086	1,892,555	1,071,111

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	7,520,490	4,246,451	4,578,146	4,410,725
Net change in unrealized appreciation or depreciation on investments	(5,083,273)	(2,157,758)	(909,331)	(3,420,034)

Net realized and unrealized gain on investments	2,437,217	2,088,693	3,668,815	990,691

Increase in net assets resulting from operations	$4,259,637	$3,577,779	$5,561,370	$2,061,802

(1) Affiliated income	$15,517	$11,324	$17,672	$7,435

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
INVESTMENT INCOME:
Dividends	$607,459	$1,079,396	$760,801	$513,044
Interest(1)	129,931	615,444	438,216	248,754

Total investment income	737,390	1,694,840	1,199,017	761,798

EXPENSES:
Investment management fees	204,389	417,086	297,685	193,442
Distribution and service fees	85,162	173,785	124,035	80,600
Transfer agent fees	120	128	150	128
Administrative service fees	18,735	38,232	27,287	17,731
Shareholder reporting expense	1,660	9,513	6,673	5,197
Professional fees	7,522	30,500	27,503	19,591
Custody and accounting expense	8,040	19,725	20,023	17,301
Directors fees	1,660	2,580	2,185	1,229
Miscellaneous expense	2,342	5,718	5,423	3,922

Total expenses	329,630	697,267	510,964	339,141
Net recouped (waived and reimbursed) fees	11,117	(1,153)	(13,778)	(16,631)

Net expenses	340,747	696,114	497,186	322,510

Net investment income	396,643	998,726	701,831	439,288

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,995,605	7,969,603	6,295,863	3,864,110
Net change in unrealized appreciation or depreciation on investments	(3,525,780)	(6,555,229)	(5,064,666)	(3,038,919)

Net realized and unrealized gain on investments	469,825	1,414,374	1,231,197	825,191

Increase in net assets resulting from operations	$866,468	$2,413,100	$1,933,028	$1,264,479

(1) Affiliated income	$5,456	$8,908	$12,342	$3,374

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
INVESTMENT INCOME:
Dividends	$383,771	$344,178	$435,314
Interest(1)	234,598	281,363	282,527

Total investment income	618,369	625,541	717,841

EXPENSES:
Investment management fees	151,298	143,006	172,965
Distribution and service fees	63,041	59,585	72,069
Transfer agent fees	113	120	120
Administrative service fees	13,868	13,108	15,855
Shareholder reporting expense	3,977	2,477	5,630
Professional fees	13,400	13,752	22,787
Custody and accounting expense	17,494	16,803	21,748
Directors fees	1,281	1,333	1,095
Miscellaneous expense	3,474	4,785	5,954

Total expenses	267,946	254,969	318,223
Net waived and reimbursed fees	(16,198)	(15,731)	(29,828)

Net expenses	251,748	239,238	288,395

Net investment income	366,621	386,303	429,446

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,077,520	2,389,273	2,634,571
Net change in unrealized appreciation or depreciation on investments	(2,197,255)	(1,743,772)	(2,187,912)

Net realized and unrealized gain on investments	880,265	645,501	446,659

Increase in net assets resulting from operations	$1,246,886	$1,031,804	$876,105

(1) Affiliated income	$3,087	$3,417	$3,639

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING GET U.S. Core Portfolio
	Series 12	Series 13	Series 14
INVESTMENT INCOME:
Dividends	$837,309	$1,003,772	$700,744
Interest(1)	242,220	1,091,986	2,268,600

Total investment income	1,079,529	2,095,758	2,969,344

EXPENSES:
Investment management fees	307,416	514,905	457,475
Distribution and service fees	128,089	214,542	215,052
Transfer agent fees	137	169	267
Administrative service fees	28,179	47,198	47,310
Shareholder reporting expense	7,489	11,162	14,159
Professional fees	36,281	30,984	32,834
Custody and accounting expense	20,553	23,737	24,591
Directors fees	1,206	986	1,911
Offering expense	26,613	13,178	20,649
Miscellaneous expense	2,702	3,788	3,652

Total expenses	558,665	860,649	817,900
Net waived and reimbursed fees	(46,160)	(1,932)	(16,085)

Net expenses	512,505	858,717	801,815

Net investment income	567,024	1,237,041	2,167,529

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,587,695	2,123,136	(1,972,184)
Net change in unrealized appreciation or depreciation on investments	(5,454,554)	1,208,262	2,925,302

Net realized and unrealized gain on investments	1,133,141	3,331,398	953,118

Increase in net assets resulting from operations	$1,700,165	$4,568,439	$3,120,647

(1) Affiliated income	$7,210	$11,542	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 1		ING GET U.S. Core Portfolio Series 2
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,822,420	$2,606,162	$1,489,086	$2,249,937
Net realized gain on investments	7,520,490	2,215,351	4,246,451	1,129,314
Net change in unrealized appreciation or depreciation on investments	(5,083,273)	4,432,897	(2,157,758)	3,003,859

Increase in net assets resulting from operations	4,259,637	9,254,410	3,577,779	6,383,110

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,600,803)	(3,352,843)	(2,245,332)	(2,988,412)
Net realized gains	(1,835,124)	(2,572,044)	(622,760)	(1,009,414)

Total distributions	(4,435,927)	(5,924,887)	(2,868,092)	(3,997,826)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	4,435,927	5,924,887	2,868,092	3,997,826
Cost of shares redeemed	(25,066,654)	(49,626,519)	(21,655,581)	(42,573,997)

Net decrease in net assets resulting from capital share transactions	(20,630,727)	(43,701,632)	(18,787,489)	(38,576,171)

Net decrease in net assets	(20,807,017)	(40,372,109)	(18,077,802)	(36,190,887)

NET ASSETS:
Beginning of year	112,477,072	152,849,181	86,680,808	122,871,695

End of year	$91,670,055	$112,477,072	$68,603,006	$86,680,808

Undistributed net investment income at end of year	$1,818,087	$2,600,206	$1,486,889	$2,245,301

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 3		ING GET U.S. Core Portfolio Series 4
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,892,555	$2,808,263	$1,071,111	$1,481,242
Net realized gain on investments	4,578,146	1,503,956	4,410,725	1,409,789
Net change in unrealized appreciation or depreciation on investments	(909,331)	4,448,491	(3,420,034)	1,748,833

Increase in net assets resulting from operations	5,561,370	8,760,710	2,061,802	4,639,864

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,803,620)	(3,868,485)	(1,477,787)	(1,721,080)
Net realized gains	(39,356)	(81,209)	(1,148,098)	(1,121,509)

Total distributions	(2,842,976)	(3,949,694)	(2,625,885)	(2,842,589)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,842,976	3,949,694	2,625,885	2,842,589
Cost of shares redeemed	(34,492,183)	(60,611,583)	(17,510,764)	(17,083,194)

Net decrease in net assets resulting from capital share transactions	(31,649,207)	(56,661,889)	(14,884,879)	(14,240,605)

Net decrease in net assets	(28,930,813)	(51,850,873)	(15,448,962)	(12,443,330)

NET ASSETS:
Beginning of year	127,551,130	179,402,003	58,378,507	70,821,837

End of year	$98,620,317	$127,551,130	$42,929,545	$58,378,507

Undistributed net investment income at end of year	$1,889,129	$2,803,014	$1,068,938	$1,477,593

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 5		ING GET U.S. Core Portfolio Series 6
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$396,643	$591,988	$998,726	$1,680,604
Net realized gain on investments	3,995,605	1,752,627	7,969,603	3,961,083
Net change in unrealized appreciation or depreciation on investments	(3,525,780)	1,741,732	(6,555,229)	3,355,251

Increase in net assets resulting from operations	866,468	4,086,347	2,413,100	8,996,938

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(588,139)	(769,337)	(1,673,498)	(2,438,793)
Net realized gains	(1,515,062)	(1,611,245)	(3,686,983)	(704,735)

Total distributions	(2,103,201)	(2,380,582)	(5,360,481)	(3,143,528)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,103,201	2,380,582	5,360,481	3,143,528
Cost of shares redeemed	(7,328,779)	(14,257,722)	(20,568,370)	(50,157,566)

Net decrease in net assets resulting from capital share transactions	(5,225,578)	(11,877,140)	(15,207,889)	(47,014,038)

Net decrease in net assets	(6,462,311)	(10,171,375)	(18,155,270)	(41,160,628)

NET ASSETS:
Beginning of year	36,518,491	46,689,866	78,729,373	119,890,001

End of year	$30,056,180	$36,518,491	$60,574,103	$78,729,373

Undistributed net investment income at end of year	$394,312	$587,950	$994,816	$1,673,510

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 7		ING GET U.S. Core Portfolio Series 8
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$701,831	$1,261,518	$439,288	$706,433
Net realized gain on investments	6,295,863	2,338,456	3,864,110	1,416,943
Net change in unrealized appreciation or depreciation on investments	(5,064,666)	3,285,996	(3,038,919)	2,273,601

Increase in net assets resulting from operations	1,933,028	6,885,970	1,264,479	4,396,977

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,255,700)	(1,732,860)	(702,883)	(810,342)
Net realized gains	(1,633,428)	—	(1,364,224)	(173,353)

Total distributions	(2,889,128)	(1,732,860)	(2,067,107)	(983,695)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,889,128	1,732,860	2,067,107	983,695
Cost of shares redeemed	(19,701,052)	(38,403,731)	(15,615,034)	(15,185,745)

Net decrease in net assets resulting from capital share transactions	(16,811,924)	(36,670,871)	(13,547,927)	(14,202,050)

Net decrease in net assets	(17,768,024)	(31,517,761)	(14,350,555)	(10,788,768)

NET ASSETS:
Beginning of year	59,054,335	90,572,096	41,171,658	51,960,426

End of year	$41,286,311	$59,054,335	$26,821,103	$41,171,658

Undistributed net investment income at end of year	$699,007	$1,255,643	$437,273	$702,623

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 9		ING GET U.S. Core Portfolio Series 10
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$366,621	$646,697	$386,303	$488,610
Net realized gain on investments	3,077,520	687,657	2,389,273	303,293
Net change in unrealized appreciation or depreciation on investments	(2,197,255)	2,070,330	(1,743,772)	2,043,177

Increase in net assets resulting from operations	1,246,886	3,404,684	1,031,804	2,835,080

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(643,348)	(470,241)	(490,048)	(234,640)
Net realized gains	(662,732)	—	(529,452)	(24,066)

Total distributions	(1,306,080)	(470,241)	(1,019,500)	(258,706)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	1,306,080	470,241	1,019,500	258,706
Cost of shares redeemed	(12,134,796)	(14,292,233)	(11,598,921)	(12,278,534)

Net decrease in net assets resulting from capital share transactions	(10,828,716)	(13,821,992)	(10,579,421)	(12,019,828)

Net decrease in net assets	(10,887,910)	(10,887,549)	(10,567,117)	(9,443,454)

NET ASSETS:
Beginning of year	30,694,383	41,581,932	27,693,761	37,137,215

End of year	$19,806,473	$30,694,383	$17,126,644	$27,693,761

Undistributed net investment income at end of year	$364,921	$643,103	$384,891	$489,968

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 11		ING GET U.S. Core Portfolio Series 12
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	March 2, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$429,446	$902,469	$567,024	$637,339
Net realized gain on investments	2,634,571	203,828	6,587,695	1,191,679
Net change in unrealized appreciation or depreciation on investments	(2,187,912)	1,968,628	(5,454,554)	5,090,610

Increase in net assets resulting from operations	876,105	3,074,925	1,700,165	6,919,628

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(920,871)	(52,607)	(648,914)	—
Net realized gains	(507,718)	—	(1,244,119)	—

Total distributions	(1,428,589)	(52,607)	(1,893,033)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	25,561,609	—	70,369,417
Dividends reinvested	1,428,589	52,607	1,893,033	—

	1,428,589	25,614,216	1,893,033	70,369,417
Cost of shares redeemed	(15,784,360)	(19,005,866)	(10,439,683)	(22,395,553)

Net increase (decrease) in net assets resulting from capital share transactions	(14,355,771)	6,608,350	(8,546,650)	47,973,864

Net increase (decrease) in net assets	(14,908,255)	9,630,668	(8,739,518)	54,893,492

NET ASSETS:
Beginning of period	35,472,627	25,841,959	54,893,492	—

End of period	$20,564,372	$35,472,627	$46,153,974	$54,893,492

Undistributed net investment income at end of period	$427,735	$920,664	$563,816	$648,643

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 13		ING GET U.S. Core Portfolio Series 14
	Year Ended December 31, 2007	June 22, 2006(1) to December 31, 2006	Year Ended December 31, 2007	December 21, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$1,237,041	$571,556	$2,167,529	$—
Net realized gain (loss) on investments	2,123,136	—	(1,972,184)	—
Net change in unrealized appreciation or depreciation on investments	1,208,262	(619,316)	2,925,302	—

Increase (decrease) in net assets resulting from operations	4,568,439	(47,760)	3,120,647	—

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(571,994)	—	—	—
Net realized gains	(1,807)	—	—	—

Total distributions	(573,801)	—	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	116,423,613	153,381,979	85,252
Dividends reinvested	573,801	—	—	—

	573,801	116,423,613	153,381,979	85,252
Cost of shares redeemed	(41,545,317)	(9,161,034)	(32,098,316)	—

Net increase (decrease) in net assets resulting from capital share transactions	(40,971,516)	107,262,579	121,283,663	85,252

Net increase (decrease) in net assets	(36,976,878)	107,214,819	124,404,310	85,252

NET ASSETS:
Beginning of period	107,214,819	—	85,252	—

End of period	$70,237,941	$107,214,819	$124,489,562	$85,252

Undistributed net investment income at end of period	$1,232,831	$571,394	$2,167,717	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,							June 13, 2003(1) to December 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.40		10.09		10.62		10.35	10.00
Income (loss) from investment operations:
Net investment income	$0.19	*	0.20	*	0.20	*	0.24	0.06
Net realized and unrealized gain (loss) on investments	$0.23		0.55		(0.04)		0.11	0.29
Total from investment operations	$0.42		0.75		0.16		0.35	0.35
Less distributions from:
Net investment income	$0.27		0.25		0.26		0.07	—
Net realized gains on investments	$0.19		0.19		0.43		0.01	—
Total distributions	$0.46		0.44		0.69		0.08	—
Net asset value, end of period	$10.36		10.40		10.09		10.62	10.35
Total Return(2)%	3.99		7.72		1.58		3.45	3.40	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91,670		112,477		152,849		200,727	254,534
Ratio of expenses to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.00		0.98		0.96		0.97	0.99
Net expenses after expense reimbursement(3)(4)%	1.00	#	0.98		0.96		0.97	0.99
Net investment income after expense reimbursement(3)(4)%	1.79	#	1.97		1.93		1.92	1.81
Portfolio turnover rate %	86		57		49		79	29

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Total return calculation began on September 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 3.50%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 2	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,							September 12, 2003(1) to December 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.27		10.01		10.44		10.08	10.00
Income (loss) from investment operations:
Net investment income	$0.20		0.22	*	0.22	*	0.25	0.01
Net realized and unrealized gain (loss) on investments	$0.26		0.43		(0.13)		0.12	0.07
Total from investment operations	$0.46		0.65		0.09		0.37	0.08
Less distributions from:
Net investment income	$0.30		0.29		0.29		0.01	—
Net realized gains on investments	$0.08		0.10		0.23		—	—
Total distributions	$0.38		0.39		0.52		0.01	—
Net asset value, end of period	$10.35		10.27		10.01		10.44	10.08
Total Return(2)%	4.58		6.64		0.90		3.68	0.70	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$68,603		86,681		122,872		160,135	223,003
Ratio of expenses to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.00		0.98		0.97		0.97	1.06
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	#	0.98		0.97		0.97	1.00
Net investment income after expense reimbursement/recoupment(3)(4)%	1.93	#	2.15		2.12		2.10	1.16
Portfolio turnover rate %	83		59		51		56	—
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Total return calculation began on December 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 0.80%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding and other expenses has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 3	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,								December 12, 2003(1) to December 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.34		9.99		10.13		10.01		10.00
Income (loss) from investment operations:
Net investment income	$0.18	*	0.19	*	0.18	*	0.17		0.01
Net realized and unrealized gain (loss) on investments	$0.33		0.43		(0.11)		(0.05)		0.00	**
Total from investment operations	$0.51		0.62		0.07		0.12		0.01
Less distributions from:
Net investment income	$0.27		0.26		0.20		—		—
Net realized gains on investments	$0.00	**	0.01		0.01		—		—
Total distributions	$0.27		0.27		0.21		—		—
Net asset value, end of period	$10.58		10.34		9.99		10.13		10.01
Total Return(2)%	4.99		6.34		0.79		1.20	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$98,620		127,551		179,402		253,835		10,730
Ratio of expenses to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.00		0.98		0.97		0.93		4.31
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	#	0.98		0.97		0.93		0.65
Net investment income after expense reimbursement/recoupment(3)(4)%	1.72	#	1.88		1.82		1.81		0.46
Portfolio turnover rate %	65		51		65		65		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share.
†	As of December 31, 2003, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 12, 2004). Total return from commencement of operations was 0.10%
††	Total return calculation began on March 12, 2004, the first day of the Guarantee Period. Total return for the year ended December 31, 2004 was also 1.20%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding and other expenses has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 4	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,						March 12, 2004(1) to December 31, 2004
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.73		10.42		10.52		10.00
Income (loss) from investment operations:
Net investment income	$0.23	*	0.25	*	0.23	*	0.15
Net realized and unrealized gain (loss) on investments	$0.18		0.54		(0.09)		0.37
Total from investment operations	$0.41		0.79		0.14		0.52
Less distributions from:
Net investment income	$0.32		0.29		0.18		—
Net realized gains on investments	$0.25		0.19		0.06		—
Total distributions	$0.57		0.48		0.24		—
Net asset value, end of period	$10.57		10.73		10.42		10.52
Total Return(2)%	3.69		7.89		1.29		5.09	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,930		58,379		70,822		90,297
Ratio of expenses to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.99		0.99		1.00		0.98
Net expenses after expense reimbursement(3)(4)%	0.99	#	0.99		1.00		0.98
Net investment income after expense reimbursement(3)(4)%	2.12	#	2.36		2.19		2.36
Portfolio turnover rate %	129		40		41		48

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Total return calculation began on June 11, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 5.20%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 5	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,						June 11, 2004(1) to December 31, 2004
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.01		10.56		10.57		10.00
Income from investment operations:
Net investment income	$0.13	*	0.16	*	0.16	*	0.09
Net realized and unrealized gain on investments	$0.14		0.96		0.12		0.48
Total from investment operations	$0.27		1.12		0.28		0.57
Less distributions from:
Net investment income	$0.19		0.22		0.11		—
Net realized gains on investments	$0.50		0.45		0.18		—
Total distributions	$0.69		0.67		0.29		—
Net asset value, end of period	$10.59		11.01		10.56		10.57
Total Return(2)%	2.15		11.23		2.67		5.49	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,056		36,518		46,690		54,922
Ratio of expenses to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.97		1.01		1.05		1.04
Net expenses after expense reimbursement(3)(4)%	1.00	#	1.00		1.00		0.98
Net investment income after expense reimbursement(3)(4)%	1.16	#	1.51		1.57		2.33
Portfolio turnover rate %	230		90		111		71

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Total return calculation began on September 10, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 5.70%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 6	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,						September 10, 2004(1) to December 31, 2004
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.08		10.35		10.12		10.00
Income from investment operations:
Net investment income	$0.16	*	0.18	*	0.18		0.03
Net realized and unrealized gain on investments	$0.23		0.87		0.09		0.09
Total from investment operations	$0.39		1.05		0.27		0.12
Less distributions from:
Net investment income	$0.27		0.25		0.04		—
Net realized gains on investments	$0.60		0.07		0.00	**	—
Total distributions	$0.87		0.32		0.04		—
Net asset value, end of period	$10.60		11.08		10.35		10.12
Total Return(2)%	3.30		10.48		2.68		0.90	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$60,574		78,729		119,890		159,478
Ratio of expenses to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.00		0.99		0.97		0.77
Net expenses after expense reimbursement(3)(4)%	1.00	#	0.99		0.97		0.77
Net investment income after expense reimbursement(3)(4)%	1.44	#	1.71		1.77		1.36
Portfolio turnover rate %	191		84		81		6

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005 per share.
†	Total return calculation began on December 10, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 1.20%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding and other expenses has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 7	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,						December 10, 2004(1) to December 31, 2004
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.01		10.23		10.01		10.00
Income from investment operations:
Net investment income	$0.16	*	0.18	*	0.19	*	0.01
Net realized and unrealized gain on investments	$0.22		0.85		0.04		0.00	**
Total from investment operations	$0.38		1.03		0.23		0.01
Less distributions from:
Net investment income	$0.28		0.25		0.01		—
Net realized gains on investments	$0.37		—		—		—
Total distributions	$0.65		0.25		0.01		—
Net asset value, end of period	$10.74		11.01		10.23		10.01
Total Return(2): %	3.29		10.26		1.95	††	— †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,286		59,054		90,572		62,522
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	1.03		1.01		0.94		0.65
Net expenses after expense reimbursement(3)(4)%	1.00	#	1.00		0.94		0.65
Net investment income after expense reimbursement(3)(4)%	1.41	#	1.71		1.80		1.85
Portfolio turnover rate %	208		78		126		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	As of December 31, 2004, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 9, 2005). Total return from commencement of operations was 0.10%.
††	Total return calculation began on March 9, 2005, the first day of the Guarantee Period. Total return for the year ended December 31, 2005, was 2.26%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 8	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				March 9 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.06		10.23		10.00
Income from investment operations:
Net investment income	$0.15	*	0.17	*	0.15	*
Net realized and unrealized gain on investments	$0.27		0.90		0.08
Total from investment operations	$0.42		1.07		0.23
Less distributions from:
Net investment income	$0.25		0.20		—
Net realized gains on investments	$0.49		0.04		—
Total distributions	$0.74		0.24		—
Net asset value, end of period	$10.74		11.06		10.23
Total Return(2)%	3.64		10.70		1.69	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,821		41,172		51,960
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	1.05		1.04		0.94
Net expenses after expense reimbursement(3)(4)%	1.00	#	1.00		0.91
Net investment income after expense reimbursement(3)(4)%	1.36	#	1.60		1.87
Portfolio turnover rate %	215		101		131

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	Total return calculation began on June 8, 2005, the first day of the Guarantee Period. Total return from commencement of operations was 2.30%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 9	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				June 8, 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.93		10.06		10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.18	*	0.13	*
Net realized and unrealized gain (loss) on investments	$0.29		0.82		(0.07)
Total from investment operations	$0.45		1.00		0.06
Less distributions from:
Net investment income	$0.28		0.13		—
Net realized gains on investments	$0.29		—		—
Total distributions	$0.57		0.13		—
Net asset value, end of period	$10.81		10.93		10.06
Total Return(2)%	3.93		10.11		0.00	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,806		30,694		41,582
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	1.06		1.09		0.96
Net expenses after expense reimbursement(3)(4)%	1.00	#	1.00		0.87
Net investment income after expense reimbursement(3)(4)%	1.45	#	1.79		2.21
Portfolio turnover rate %	233		89		188

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	Total return calculation began on September 7, 2005 the first day of the Guarantee Period. Total return from commencement of operations was 0.60%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 10	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				September 7, 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.91		10.02		10.00
Income (loss) from investment operations:
Net investment income	$0.18	*	0.16	*	0.09	*
Net realized and unrealized gain (loss) on investments	$0.23		0.81		(0.07)
Total from investment operations	$0.41		0.97		0.02
Less distributions from:
Net investment income	$0.21		0.07		—
Net realized gains on investments	$0.22		0.01		—
Total distributions	$0.43		0.08		—
Net asset value, end of period	$10.89		10.91		10.02
Total Return(2)%	3.63		9.78		(0.60	)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,127		27,694		37,137
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	1.07		1.14		0.82
Net expenses after expense reimbursement(3)(4)%	1.00	#	1.00		0.76
Net investment income after expense reimbursement(3)(4)%	1.62	#	1.54		2.77
Portfolio turnover rate %	194		93		80

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	Total return calculation began on December 6, 2005 the first day of the Guarantee Period. Total return from commencement of operations was 0.20%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 11	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				December 6, 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.79		10.02		10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.23	*	0.03	*
Net realized and unrealized gain (loss) on investments	$0.08		0.55		(0.01)
Total from investment operations	$0.24		0.78		0.02
Less distributions from:
Net investment income	$0.36		0.01		—
Net realized gains on investments	$0.20		—		—
Total distributions	$0.56		0.01		—
Net asset value, end of period	$10.47		10.79		10.02
Total Return(2)%	2.05		7.06	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,564		35,473		25,842
Ratio of expenses to average net assets:
Gross expenses prior to reimbursement(3)%	1.10		1.03		0.65
Net expenses after reimbursement(3)(4)%	1.00	#	0.96		0.65
Net investment income after expense reimbursement(3)(4)%	1.49	#	2.22		3.95
Portfolio turnover rate %	267		114		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	As of December 31, 2005, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 2, 2006). Total return from commencement of operations was 0.20%.
††	Total return calculation began on March 2, 2006, the first day of the Guarantee Period. Total return for the entire calendar year was 7.81%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 12	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2007		March 2, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.36		10.00
Income from investment operations:
Net investment income	$0.13	*	0.13
Net realized and unrealized gain on investments	$0.23		1.23
Total from investment operations	$0.36		1.36
Less distributions from:
Net investment income	$0.15		—
Net realized gains on investments	$0.28		—
Total distributions	$0.43
Net asset value, end of period	$11.29		11.36
Total Return(2)%	3.02		12.25	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$46,154		54,893
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	1.09		0.94
Net expenses after expense reimbursement(3)(4)%	1.00	#	0.85
Net investment income after expense reimbursement(3)(4)%	1.11	#	1.72
Portfolio turnover rate %	231		57

(1)	Commencement of operations.
(2)

Total return in calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	Total return calculation began June 22, 2006 the first day of the Guarantee Period. Total return from commencement of operations was 13.60%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 13	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2007		June 22, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.16		10.00
Income (loss) from investment operations:
Net investment income	$0.15	*	0.22	*
Net realized and unrealized gain (loss) on investments	$0.35		(0.06)
Total from investment operations	$0.50		0.16
Less distributions from:
Net investment income	$0.06		—
Net realized gains on investments	$0.00	**	—
Total distributions	$0.06		—
Net asset value, end of period	$10.60		10.16
Total Return(2)%	4.95		(0.59	)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,238		107,215
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	1.00		1.02
Net expense after expense reimbursement(3)(4)%	1.00	#	0.73
Net investment income after expense reimbursement(3)(4)%	1.44	#	4.15
Portfolio turnover rate %	168		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	Total return calculation began December 21, 2006 the first day of the Guarantee Period. Total return from commencement of operations was 1.60%.
#	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements.

ING GET U.S. CORE PORTFOLIO SERIES 14	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31, 2007		December 21, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.26	*	(0.00	)**
Net realized and unrealized gain on investments	$0.15		—
Total from investment operations	$0.41		(0.00	)**
Net asset value, end of period	$10.41		10.00
Total Return(2)%	1.86	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$124,490		85
Ratio of expenses to average net assets:
Gross expense prior to expense reimbursement(3)%	0.95		—
Net expense after expense reimbursement(3)(4)%	0.93		0.58
Net investment income (loss) after expense reimbursement(3)(4)%	2.52		(0.58)
Portfolio turnover rate %	120		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount is more than $(0.005).
†	As of December 31, 2006, the Portfolio was in its offering period. Total return calculation will begin on the commencement date of the Guarantee Period (June 21, 2007.) Total return from commencement of operations was 0.00%.
††	Total return calculation began on June 21, 2007 the first day of the Guarantee Period. Total return for the year ended December 31, 2007 was 4.10%.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 —  ORGANIZATION

Organization. The ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”) as a diversified open-end management investment company. There are fifteen separate investment Series which comprise the Trust. The fourteen that are in this report are as follows: ING GET U.S. Core Portfolio Series 1 (“Series 1”), ING GET U.S. Core Portfolio Series 2 (“Series 2”), ING GET U.S. Core Portfolio Series 3 (“Series 3”), ING GET U.S. Core Portfolio Series 4 (“Series 4”), ING GET U.S. Core Portfolio Series 5 (“Series 5”), ING GET U.S. Core Portfolio Series 6 (“Series 6”), ING GET U.S. Core Portfolio Series 7 (“Series 7”), ING GET U.S. Core Portfolio Series 8 (“Series 8”), ING GET U.S. Core Portfolio Series 9 (“Series 9”), ING GET U.S. Core Portfolio Series 10 (“Series 10”), ING GET U.S. Core Portfolio Series 11 (“Series 11”), ING GET U.S. Core Portfolio Series 12 (“Series 12”), ING GET U.S. Core Portfolio Series 13 (“Series 13”) and ING GET U.S. Core Portfolio Series 14 (“Series 14”) (each, a “Series” and collectively, “the Series”).

During the Guarantee Period, the Series seek to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance.

If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges (the “Guarantee”). The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity

Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information is related to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 1*	06/13/03 — 09/11/03	09/12/03 — 09/12/08	09/12/08
Series 2*	09/12/03 — 12/11/03	12/12/03 — 12/12/08	12/12/08
Series 3*	12/12/03 —03/11/04	03/12/04 — 03/13/09	03/13/09
Series 4*	03/12/04 — 06/10/04	06/11/04 — 06/12/09	06/12/09
Series 5*	06/11/04 — 09/09/04	09/10/04 — 09/09/11	09/09/11
Series 6*	09/10/04 — 12/09/04	12/10/04 — 12/09/11	12/09/11
Series 7*	12/10/04 — 03/08/05	03/09/05 — 03/08/12	03/08/12
Series 8*	03/09/05 — 06/07/05	06/08/05 — 06/07/12	06/07/12
Series 9*	06/08/05 — 09/06/05	09/07/05 — 09/06/12	09/06/12
Series 10*	09/07/05 — 12/05/05	12/06/05 — 12/05/12	12/05/12
Series 11*	12/06/05 — 03/01/06	03/02/06 — 02/28/13	02/28/13
Series 12*	03/02/06 — 06/21/06	06/22/06 — 06/20/13	06/20/13
Series 13*	06/22/06 — 12/20/06	12/21/06 — 12/19/13	12/19/13
Series 14*	12/21/06 — 06/20/07	06/21/07 — 06/19/14	06/19/14

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2007, separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.

Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Series’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Series’ Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by the Series in foreign securities markets. Further, the value of the Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV in calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Series’ NAV. Investments in securities maturing in 60 days or less

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from date of acquisition are valued at amortized cost which approximates market value.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C.	Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Series may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Series agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Series’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2007, the Series did not have any open forward foreign currency contracts.

E.

Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may differ from accounting principles generally accepted in the United States of America for investment companies.

F.	Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Series in the event the Series is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
I.	Delayed Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series’ custodian sufficient to cover the purchase price.

J.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Series were expensed as incurred. Costs incurred with the offering of shares of the Series are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.

K.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Series 1	$58,639,472	$73,429,659
Series 2	35,161,811	46,480,980
Series 3	34,449,444	49,938,044
Series 4	37,846,847	46,320,098
Series 5	47,368,781	56,173,108
Series 6	75,837,910	97,263,323
Series 7	55,853,269	85,689,843
Series 8	34,617,070	51,760,106
Series 9	30,675,741	42,553,697
Series 10	25,317,374	36,803,877
Series 11	42,074,243	51,370,898
Series 12	66,535,468	83,956,672
Series 13	74,648,183	109,315,013
Series 14	157,412,162	103,974,323

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 1	$28,792,582	$51,876,371
Series 2	28,369,919	38,853,184
Series 3	37,198,079	61,863,572
Series 4	26,939,997	35,921,266
Series 5	30,427,649	30,240,737
Series 6	55,979,829	54,942,935
Series 7	46,734,091	36,096,335
Series 8	34,402,044	32,415,030
Series 9	27,710,017	27,456,591
Series 10	20,167,347	20,848,995
Series 11	33,818,061	39,757,536
Series 12	50,652,380	43,481,528
Series 13	68,685,286	71,937,279
Series 14	119,057,166	51,165,046
NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser”). The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment Management fees paid by the funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market with respect to assets invested by the funds. For the year ended December 31, 2007, the Series waived the following amounts, which are not subject to recoupment:

Series 1	$236
Series 2	172
Series 3	268
Series 4	112
Series 5	83
Series 6	135
Series 7	189
Series 8	50
Series 9	47
Series 10	52
Series 11	55
Series 12	110
Series 13	176

The Investment Adviser has engaged ING Investment Management Co. (“ING IM”), to serve as sub-adviser to each Series. ING IM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to such policies as the Board of the Investment Adviser may determine.

ING Funds Services, LLC (the “Administrator”) acts as the administrator and provides certain administrative and shareholder services necessary for each Series’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V., (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”) is compensated by the Series for expenses incurred in the distribution of each Series’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees (“Servicing Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2007, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Series 1	$47,282	$4,336	$19,711	$4,791	$76,120
Series 2	35,565	3,263	14,830	2,019	55,677
Series 3	50,552	4,637	21,077	5,431	81,697
Series 4	22,194	2,035	9,249	—	33,478
Series 5	15,566	1,427	6,489	6,334	29,816
Series 6	31,392	2,879	13,087	—	47,358
Series 7	21,394	1,962	8,918	8,696	40,970
Series 8	13,942	1,279	5,812	—	21,033
Series 9	10,299	944	4,293	—	15,536
Series 10	9,009	826	3,755	—	13,590
Series 11	10,841	994	4,519	—	16,354
Series 12	23,956	2,197	9,987	—	36,140
Series 13	36,178	3,318	15,083	7,564	62,143
Series 14	63,870	5,855	26,612	—	96,337

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Series who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy agreement. The Trust has also adopted a deferred compensation plan.

At December 31, 2007, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Series 1 (16.30%); Series 2 (17.22%); Series 3 (47.19%); Series 4 (9.40%); Series 5 (10.14%); Series 6 (56.21%); Series 7 (52.99%); Series 8 (60.45%); Series 9 (60.52%); Series 10 (58.58%); Series 11 (56.06%); Series 12 (91.17%); Series 13 (47.43%); and Series 14 (20.53%).

ING USA Annuity and Life Insurance Company — Series 1 (80.15%); Series 2 (75.11%); Series 3 (50.07%); Series 4 (83.57%); Series 5 (77.62%); Series 6 (41.15%); Series 7 (39.28%); Series 8 (37.14%); Series 9 (38.22%); Series 10 (35.61%); Series 11 (42.70%); Series 12 (8.69%); Series 13 (51.52%); and Series 14 (71.07%).

ReliaStar Life Insurance Company of New York — Series 2 (7.67%); Series 4 (7.03%); Series 5 (12.24%); Series 7 (7.72%); Series 10 (5.81%); and Series 14 (8.40%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2007, the Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Expense	Amount
Series 1	Audit	$33,996
Series 2	Custody	12,282
	Audit	29,030
Series 3	Custody	19,202
	Audit	31,420
	Postage	13,700
Series 4	Custody	8,916
	Audit	20,348
	Postage	7,045
Series 5	Custody	7,443
	Audit	12,929
Series 6	Custody	10,803
	Audit	25,777
	Postage	8,697
Series 7	Custody	10,097
	Audit	20,915
	Postage	7,407
Series 8	Custody	9,020
	Audit	15,535
	Postage	6,233
Series 9	Custody	8,141
	Audit	12,045
Series 10	Custody	7,214
	Audit	10,002
	Legal	3,118
	Postage	9,572
Series 11	Custody	8,936
	Audit	14,390
Series 12	Custody	8,395
	Audit	18,432
Series 13	Custody	9,088
	Audit	20,677
	Postage	7,730
	Accrued Offering	10,110
Series 14	Custody	14,524
	Audit	21,015
	Postage	10,302

NOTE 8 — EXPENSE LIMITATIONS

ING Investments, LLC has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses (and “Acquired Fund Fees and Expenses” stemming from investments in other investment companies) to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

previous 36 months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

As of December 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total
Series 2	$—	$—	$892	$892
Series 3	—	—	1,622	$1,622
Series 4	3,050	—	—	$3,050
Series 5	23,014	5,063	—	$28,077
Series 6	—	—	1,018	$1,018
Series 7	—	10,606	13,589	$24,195
Series 8	10,514	15,356	16,581	$42,451
Series 9	17,040	31,246	16,151	$64,437
Series 10	4,696	45,671	15,679	$66,046
Series 11	—	28,226	29,773	$57,999
Series 12	—	32,503	46,050	$78,553
Series 13	—	39,458	1,756	$41,214
Series 14	—	—	16,085	$16,085

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Series 1		Series 2
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
(Number of Shares)
Dividends reinvested	423,680	609,556	277,916	413,426
Shares redeemed	(2,393,593)	(4,939,906)	(2,090,858)	(4,243,635)

Net decrease in shares outstanding	(1,969,913)	(4,330,350)	(1,812,942)	(3,830,209)

($)
Dividends reinvested	4,435,927	5,924,887	2,868,092	3,997,826
Shares redeemed	(25,066,654)	(49,626,519)	(21,655,581)	(42,573,997)

Net decrease	$(20,630,727)	$(43,701,632)	$(18,787,489)	$(38,576,171)

	Series 3		Series 4
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
(Number of Shares)
Dividends reinvested	270,502	404,682	244,496	284,829
Shares redeemed	(3,289,095)	(6,015,901)	(1,623,628)	(1,642,472)

Net decrease in shares outstanding	(3,018,593)	(5,611,219)	(1,379,132)	(1,357,643)

($)
Dividends reinvested	2,842,976	3,949,694	2,625,885	2,842,589
Shares redeemed	(34,492,183)	(60,611,583)	(17,510,764)	(17,083,194)

Net decrease	$(31,649,207)	$(56,661,889)	$(14,884,879)	$(14,240,605)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Series 5		Series 6
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
(Number of Shares)
Dividends reinvested	189,307	239,014	490,437	311,858
Shares redeemed	(669,026)	(1,345,150)	(1,879,671)	(4,791,859)

Net decrease in shares outstanding	(479,719)	(1,106,136)	(1,389,234)	(4,480,001)

($)
Dividends reinvested	2,103,201	2,380,582	5,360,481	3,143,528
Shares redeemed	(7,328,779)	(14,257,722)	(20,568,370)	(50,157,566)

Net decrease	$(5,225,578)	$(11,877,140)	$(15,207,889)	$(47,014,038)

	Series 7		Series 8
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
(Number of Shares)
Dividends reinvested	260,282	173,113	186,226	97,978
Shares redeemed	(1,781,391)	(3,660,560)	(1,411,071)	(1,454,894)

Net decrease in shares outstanding	(1,521,109)	(3,487,447)	(1,224,845)	(1,356,916)

($)
Dividends reinvested	2,889,128	1,732,860	2,067,107	983,695
Shares redeemed	(19,701,052)	(38,403,731)	(15,615,034)	(15,185,745)

Net decrease	$(16,811,924)	$(36,670,871)	$(13,547,927)	$(14,202,050)

	Series 9		Series 10
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
(Number of Shares)
Dividends reinvested	117,242	47,260	91,271	26,027
Shares redeemed	(1,092,828)	(1,372,243)	(1,056,385)	(1,193,870)

Net decrease in shares outstanding	(975,586)	(1,324,983)	(965,114)	(1,167,843)

($)
Dividends reinvested	1,306,080	470,241	1,019,500	258,706
Shares redeemed	(12,134,796)	(14,292,233)	(11,598,921)	(12,278,534)

Net decrease	$(10,828,716)	$(13,821,992)	$(10,579,421)	$(12,019,828)

	Series 11		Series 12
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	March 2, 2006(1) to December 31, 2006
(Number of Shares)
Shares sold	—	2,535,040	—	6,991,806
Dividends reinvested	130,703	5,335	160,972	—
Shares redeemed	(1,453,053)	(1,831,927)	(906,244)	(2,160,015)

Net increase (decrease) in shares outstanding	(1,322,350)	708,448	(745,272)	4,831,791

($)
Shares sold	$—	$25,561,609	—	$70,369,417
Dividends reinvested	1,428,589	52,607	1,893,033	—
Shares redeemed	(15,784,360)	(19,005,866)	(10,439,683)	(22,395,553)

Net increase (decrease)	$(14,355,771)	$6,608,350	$(8,546,650)	$47,973,864

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Series 13		Series 14
	Year Ended December 31, 2007	June 22, 2006(1) to December 31, 2006	Year Ended December 31, 2007	December 21, 2006(1) to December 31, 2006
(Number of Shares)
Shares sold	—	11,453,014	15,094,703	8,525
Dividends reinvested	53,979	—	—	—
Shares redeemed	(3,976,080)	(902,690)	(3,139,858)	—

Net increase (decrease) in shares outstanding	(3,922,101)	10,550,324	11,954,845	8,525

($)
Shares sold	$—	$116,423,613	$153,381,979	$85,252
Dividends reinvested	573,801	—	—	—
Shares redeemed	(41,545,317)	(9,161,034)	(32,098,316)	—

Net increase (decrease)	$(40,971,516)	$107,262,579	$121,283,663	$85,252

(1)	Commencement of operations

NOTE 10 — LINE OF CREDIT

The Series, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Series did not utilize the line of credit during the year ended December 31, 2007.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
Series 1	$—	$(3,736)	$3,736
Series 2	—	(2,166)	2,166
Series 3	—	(2,820)	2,820
Series 4	—	(1,979)	1,979
Series 5	—	(2,142)	2,142
Series 6	—	(3,922)	3,922
Series 7	—	(2,767)	2,767
Series 8	—	(1,755)	1,755
Series 9	—	(1,455)	1,455
Series 10	—	(1,332)	1,332
Series 11	—	(1,504)	1,504
Series 12	—	(2,937)	2,937
Series 13	—	(3,610)	3,610
Series 14	(2,214)	188	2,026

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Series 1	$2,896,853	$1,539,074	$4,309,254	$1,615,633
Series 2	2,431,274	436,818	3,956,946	40,880
Series 3	2,842,976	—	3,949,694	—
Series 4	1,669,834	956,051	2,713,598	128,991
Series 5	840,548	1,262,653	2,067,413	313,169
Series 6	2,219,444	3,141,037	2,791,648	351,880
Series 7	1,510,025	1,379,103	1,732,860	—
Series 8	1,559,747	507,360	983,695	—
Series 9	1,026,173	279,907	470,241	—
Series 10	994,663	24,837	258,706	—
Series 11	1,426,566	2,023	52,607	—
Series 12	1,890,392	2,641	—	—
Series 13	571,994	1,807	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred
Series 1	$3,069,180	$6,438,848	$(532,101)	$—
Series 2	2,439,263	3,405,135	(190,648)	—
Series 3	2,682,260	3,570,680	472,847	—
Series 4	2,115,181	3,781,011	(678,633)	—
Series 5	1,983,287	3,013,211	(1,230,255)	—
Series 6	3,892,869	5,530,340	(1,817,854)	—
Series 7	2,831,723	4,646,416	(1,244,663)	(21,600)
Series 8	2,303,198	2,354,684	(779,351)	(32,499)
Series 9	1,860,682	1,924,849	(641,377)	(103,940)
Series 10	1,611,790	1,472,723	(479,597)	(39,964)
Series 11	2,495,161	1,284,110	(1,013,347)	(226,154)
Series 12	6,468,802	1,910,248	(1,589,574)	(48,936)
Series 13	4,982,736	1,071	(1,028,203)	(7,597)
Series 14	2,791,128	731	331,002	—

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS

No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosure, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third partes to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING GET U.S. CORE PORTFOLIO SERIES 1	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 44.5%
Advertising: 0.1%
2,700		Omnicom Group	$128,331

			128,331

Aerospace/Defense: 1.2%
2,550		Boeing Co.	223,023
1,500		General Dynamics Corp.	133,485
700		Goodrich Corp.	49,427
750		L-3 Communications Holdings, Inc.	79,455
1,660		Lockheed Martin Corp.	174,732
1,843		Northrop Grumman Corp.	144,934
300		Rockwell Collins, Inc.	21,591
3,600		United Technologies Corp.	275,544

			1,102,191

Agriculture: 0.8%
6,800		Altria Group, Inc.	513,944
1,870		Archer-Daniels-Midland Co.	86,824
780		Reynolds American, Inc.	51,449
1,000		UST, Inc.	54,800

			707,017

Apparel: 0.2%
2,240		Nike, Inc.	143,898
300		VF Corp.	20,598

			164,496

Auto Manufacturers: 0.1%
6,300	@	Ford Motor Co.	42,399
1,400		General Motors Corp.	34,846
900		Paccar, Inc.	49,032

			126,277

Auto Parts & Equipment: 0.1%
1,900		Johnson Controls, Inc.	68,476

			68,476

Banks: 2.0%
12,020		Bank of America Corp.	495,945
1,600		Bank of New York Mellon Corp.	78,016
2,360		BB&T Corp.	72,381
1,451		Capital One Financial Corp.	68,574
800		Comerica, Inc.	34,824
700		Commerce Bancorp., Inc.	26,698
1,400		Fifth Third Bancorp.	35,182
2,150		Keycorp.	50,418
500		M&T Bank Corp.	40,785
3,999		Marshall & Ilsley Corp.	105,894
2,000		National City Corp.	32,920
1,936		Regions Financial Corp.	45,786
1,400		State Street Corp.	113,680
1,100		SunTrust Bank	68,739
5,686		Wachovia Corp.	216,239
11,100		Wells Fargo & Co.	335,109
1,000		Zions Bancorp.	46,690

			1,867,880

Beverages: 1.3%
4,400		Anheuser-Busch Cos., Inc.	230,296
5,700		Coca-Cola Co.	349,809
1,700	@	Constellation Brands, Inc.	40,188
2,350		Pepsi Bottling Group, Inc.	92,731
6,270		PepsiCo, Inc.	475,893

			1,188,917

Shares			Value

Biotechnology: 0.4%
3,100	@	Amgen, Inc.	$143,964
800	@	Biogen Idec, Inc.	45,536
1,260	@	Celgene Corp.	58,225
850	@	Genzyme Corp.	63,274
300	@	Millipore Corp.	21,954

			332,953

Building Materials: 0.1%
3,450		Masco Corp.	74,555

			74,555

Chemicals: 1.0%
1,150		Air Products & Chemicals, Inc.	113,425
2,300		Dow Chemical Co.	90,666
1,400		Ecolab, Inc.	71,694
3,200		EI DuPont de Nemours & Co.	141,088
1,980		Monsanto Co.	221,146
550		PPG Industries, Inc.	38,627
1,100		Praxair, Inc.	97,581
450		Sherwin-Williams Co.	26,118
2,000		Sigma-Aldrich Corp.	109,200

			909,545

Coal: 0.1%
700		Consol Energy, Inc.	50,064
800		Peabody Energy Corp.	49,312

			99,376

Commercial Services: 0.4%
700	@	Apollo Group, Inc. - Class A	49,105
1,120		McKesson Corp.	73,371
1,000		Moody’s Corp.	35,700
1,000		Robert Half International, Inc.	27,040
1,900		RR Donnelley & Sons Co.	71,706
2,970		Western Union Co.	72,112

			329,034

Computers: 2.2%
400	@	Affiliated Computer Services, Inc.	18,040
2,800	@	Apple, Inc.	554,624
1,400	@	Cognizant Technology Solutions Corp.	47,516
400	@	Computer Sciences Corp.	19,788
8,400	@	Dell, Inc.	205,884
900		Electronic Data Systems Corp.	18,657
7,300	@	EMC Corp.	135,269
8,400		Hewlett-Packard Co.	424,032
4,200		International Business Machines Corp.	454,020
750	@	Lexmark International, Inc.	26,145
1,200	@	Network Appliance, Inc.	29,952
800	@	Sandisk Corp.	26,536
2,675	@	Sun Microsystems, Inc.	48,498

			2,008,961

Cosmetics/Personal Care: 1.0%
700		Avon Products, Inc.	27,671
1,950		Colgate-Palmolive Co.	152,022
10,076		Procter & Gamble Co.	739,780

			919,473

Diversified Financial Services: 3.0%
2,200		American Express Co.	114,444
940		Ameriprise Financial, Inc.	51,803
600		Bear Stearns Cos., Inc.	52,950
3,050		Charles Schwab Corp.	77,928

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services (continued)
1,150		CIT Group, Inc.	$27,635
14,950		Citigroup, Inc.	440,128
150		CME Group, Inc.	102,900
1,808		Countrywide Financial Corp.	16,164
1,275		Discover Financial Services	19,227
1,800	@	E*Trade Financial Corp.	6,390
2,700		Fannie Mae	107,946
1,100		Federated Investors, Inc.	45,276
300		Franklin Resources, Inc.	34,329
2,100		Freddie Mac	71,547
1,650		Goldman Sachs Group, Inc.	354,833
200	@	IntercontinentalExchange, Inc.	38,500
600		Janus Capital Group, Inc.	19,710
10,900		JPMorgan Chase & Co.	475,785
400		Legg Mason, Inc.	29,260
2,420		Lehman Brothers Holdings, Inc.	158,365
3,100		Merrill Lynch & Co., Inc.	166,408
3,450		Morgan Stanley	183,230
760		Nyse Euronext	66,705
1,500		SLM Corp.	30,210
300		T. Rowe Price Group, Inc.	18,264

			2,709,937

Electric: 1.5%
700		Allegheny Energy, Inc.	44,527
950		Constellation Energy Group, Inc.	97,404
3,600		Dominion Resources, Inc.	170,820
1,000		DTE Energy Co.	43,960
3,500		Duke Energy Corp.	70,595
1,400		Entergy Corp.	167,328
2,100		Exelon Corp.	171,444
2,410		FirstEnergy Corp.	174,339
2,200		FPL Group, Inc.	149,116
3,000		PPL Corp.	156,270
1,400		Public Service Enterprise Group, Inc.	137,536

			1,383,339

Electrical Components & Equipment: 0.1%
2,000		Emerson Electric Co.	113,320

			113,320

Electronics: 0.4%
1,250	@	Agilent Technologies, Inc.	45,925
1,400		Applera Corp. - Applied Biosystems Group	47,488
2,200	@	Thermo Electron Corp.	126,896
1,875	@@	Tyco Electronics Ltd.	69,619
450	@	Waters Corp.	35,582

			325,510

Engineering & Construction: 0.1%
300		Fluor Corp.	43,716
500	@	Jacobs Engineering Group, Inc.	47,805

			91,521

Entertainment: 0.0%
750		International Game Technology	32,948

			32,948

Environmental Control: 0.0%
2,200	@	Allied Waste Industries, Inc.	24,244

			24,244

Shares			Value

Food: 0.6%
1,900		General Mills, Inc.	$108,300
550		HJ Heinz Co.	25,674
2,600		Kellogg Co.	136,318
1,951		Kraft Foods, Inc.	63,661
3,000		Kroger Co.	80,130
2,600		Sysco Corp.	81,146
1,000		WM Wrigley Jr. Co.	58,550

			553,779

Forest Products & Paper: 0.0%
700		International Paper Co.	22,666
600		MeadWestvaco Corp.	18,780

			41,446

Gas: 0.1%
1,200		Sempra Energy	74,256

			74,256

Hand/Machine Tools: 0.1%
450		Black & Decker Corp.	31,343
650		Snap-On, Inc.	31,356
750		Stanley Works	36,360

			99,059

Healthcare - Products: 1.3%
1,500		Baxter International, Inc.	87,075
2,400	@	Boston Scientific Corp.	27,912
1,375	@@	Covidien Ltd.	60,899
600		CR Bard, Inc.	56,880
8,700		Johnson & Johnson	580,290
3,400		Medtronic, Inc.	170,918
600	@	Patterson Cos., Inc.	20,370
1,400	@	St. Jude Medical, Inc.	56,896
800		Stryker Corp.	59,776
500	@	Varian Medical Systems, Inc.	26,080
400	@	Zimmer Holdings, Inc.	26,460

			1,173,556

Healthcare - Services: 0.7%
1,640		Aetna, Inc.	94,677
810	@	Coventry Health Care, Inc.	47,993
700	@	Humana, Inc.	52,717
650	@	Laboratory Corp. of America Holdings	49,095
500		Quest Diagnostics	26,450
4,220		UnitedHealth Group, Inc.	245,604
1,970	@	WellPoint, Inc.	172,828

			689,364

Home Builders: 0.1%
1,000		Centex Corp.	25,260
1,800		D.R. Horton, Inc.	23,706
1,100		KB Home	23,760

			72,726

Household Products/Wares: 0.3%
400		Clorox Co.	26,068
3,050		Kimberly-Clark Corp.	211,487

			237,555

Housewares: 0.0%
800		Newell Rubbermaid, Inc.	20,704

			20,704

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 2.3%
1,740	@@	ACE Ltd.	$107,497
1,550		Aflac, Inc.	97,077
2,330		Allstate Corp.	121,696
1,550		AMBAC Financial Group, Inc.	39,944
8,800		American International Group, Inc.	513,040
1,250		AON Corp.	59,613
700		Assurant, Inc.	46,830
2,680		Chubb Corp.	146,274
830		Cigna Corp.	44,596
800		Genworth Financial, Inc.	20,360
800		Hartford Financial Services Group, Inc.	69,752
400		Loews Corp.	20,136
1,000		Marsh & McLennan Cos., Inc.	26,470
1,800		MBIA, Inc.	33,534
2,540		Metlife, Inc.	156,515
1,720		Progressive Corp.	32,955
2,230		Prudential Financial, Inc.	207,479
1,230		Safeco Corp.	68,486
1,100		Torchmark Corp.	66,583
2,870		Travelers Cos., Inc.	154,406
800		UnumProvident Corp.	19,032
1,100	@@	XL Capital Ltd.	55,341

			2,107,616

Internet: 1.0%
600	@	Akamai Technologies, Inc.	20,760
900	@	Amazon.com, Inc.	83,376
3,550	@	eBay, Inc.	117,825
700	@	Expedia, Inc.	22,134
700	@	Google, Inc. - Class A	484,036
1,200	@	IAC/InterActiveCorp.	32,304
3,559	@	Symantec Corp.	57,442
3,900	@	Yahoo!, Inc.	90,714

			908,591

Investment Companies: 0.0%
600		American Capital Strategies Ltd.	19,776

			19,776

Iron/Steel: 0.1%
200		Allegheny Technologies, Inc.	17,280
800		Nucor Corp.	47,376
400		United States Steel Corp.	48,364

			113,020

Leisure Time: 0.1%
2,250		Carnival Corp.	100,103
400		Harley-Davidson, Inc.	18,684

			118,787

Lodging: 0.2%
600		Harrah’s Entertainment, Inc.	53,250
1,300		Marriott International, Inc.	44,434
1,200		Starwood Hotels & Resorts Worldwide, Inc.	52,836

			150,520

Machinery - Construction & Mining: 0.2%
2,400		Caterpillar, Inc.	174,144
400	@	Terex Corp.	26,228

			200,372

Shares			Value

Machinery - Diversified: 0.3%
500		Cummins, Inc.	$63,685
1,300		Deere & Co.	121,056
500		Manitowoc Co., Inc.	24,415
450		Rockwell Automation, Inc.	31,032

			240,188

Media: 1.1%
1,400		CBS Corp. - Class B	38,150
1,400		Clear Channel Communications, Inc.	48,328
5,400	@	Comcast Corp. - Class A	98,604
4,000	@	DIRECTV Group, Inc.	92,480
500		EW Scripps Co.	22,505
720		McGraw-Hill Cos., Inc.	31,543
400		Meredith Corp.	21,992
7,000		News Corp. - Class A	143,430
7,600		Time Warner, Inc.	125,476
3,300	@	Viacom - Class B	144,936
8,250		Walt Disney Co.	266,310

			1,033,754

Mining: 0.2%
800		Alcoa, Inc.	29,240
1,462		Freeport-McMoRan Copper & Gold, Inc.	149,767
900		Newmont Mining Corp.	43,947

			222,954

Miscellaneous Manufacturing: 2.4%
1,750		3M Co.	147,560
1,200		Cooper Industries Ltd.	63,456
1,450		Danaher Corp.	127,223
2,100		Dover Corp.	96,789
1,350		Eaton Corp.	130,883
30,350		General Electric Co.	1,125,075
2,500		Honeywell International, Inc.	153,925
1,800		Illinois Tool Works, Inc.	96,372
600		ITT Corp.	39,624
1,075		Parker Hannifin Corp.	80,958
600		Textron, Inc.	42,780
2,075	@@	Tyco International Ltd.	82,274

			2,186,919

Office/Business Equip: 0.1%
4,100		Xerox Corp.	66,379

			66,379

Oil & Gas: 4.9%
1,200		Anadarko Petroleum Corp.	78,828
1,000		Apache Corp.	107,540
1,400		Chesapeake Energy Corp.	54,880
7,776		Chevron Corp.	725,734
5,834		ConocoPhillips	515,142
2,200		Devon Energy Corp.	195,602
800		ENSCO International, Inc.	47,696
200		EOG Resources, Inc.	17,850
18,500		ExxonMobil Corp.	1,733,265
1,100		Hess Corp.	110,946
2,700		Marathon Oil Corp.	164,322
500		Murphy Oil Corp.	42,420
600		Noble Corp.	33,906
930		Noble Energy, Inc.	73,954
3,100		Occidental Petroleum Corp.	238,669
500		Sunoco, Inc.	36,220
400		Tesoro Petroleum Corp.	19,080

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas (continued)
839	@	Transocean, Inc.	$120,103
1,950		Valero Energy Corp.	136,559
500		XTO Energy, Inc.	25,680

			4,478,396

Oil & Gas Services: 0.7%
600		Baker Hughes, Inc.	48,660
2,100		Halliburton Co.	79,611
1,300	@	National Oilwell Varco, Inc.	95,498
3,400		Schlumberger Ltd.	334,458
600		Smith International, Inc.	44,310

			602,537

Packaging & Containers: 0.1%
1,400		Ball Corp.	63,000
1,000	@	Pactiv Corp.	26,630

			89,630

Pharmaceuticals: 2.5%
3,300		Abbott Laboratories	185,295
900		Allergan, Inc.	57,816
1,020		AmerisourceBergen Corp.	45,767
6,500		Bristol-Myers Squibb Co.	172,380
570		Cardinal Health, Inc.	32,918
4,400		Eli Lilly & Co.	234,916
920	@	Express Scripts, Inc.	67,160
500	@	Forest Laboratories, Inc.	18,225
3,300	@	Gilead Sciences, Inc.	151,833
1,100	@	Medco Health Solutions, Inc.	111,540
6,950		Merck & Co., Inc.	403,865
22,450		Pfizer, Inc.	510,289
4,700		Schering-Plough Corp.	125,208
3,250		Wyeth	143,618

			2,260,830

Pipelines: 0.2%
1,700		El Paso Corp.	29,308
900		Questar Corp.	48,690
2,150		Williams Cos., Inc.	76,927

			154,925

Real Estate: 0.0%
900	@	CB Richard Ellis Group, Inc.	19,395

			19,395

Retail: 2.4%
600		Abercrombie & Fitch Co.	47,982
500	@	Autozone, Inc.	59,955
700	@	Bed Bath & Beyond, Inc.	20,573
1,705		Best Buy Co., Inc.	89,768
1,400	@	Big Lots, Inc.	22,386
2,400	@	Coach, Inc.	73,392
1,900		Costco Wholesale Corp.	132,544
5,155		CVS Caremark Corp.	204,911
1,340		Darden Restaurants, Inc.	37,131
1,050		Family Dollar Stores, Inc.	20,192
2,200		Gap, Inc.	46,816
3,720		Home Depot, Inc.	100,217
750		JC Penney Co., Inc.	32,993
5,700		Lowe’s Cos., Inc.	128,934
4,200		McDonald’s Corp.	247,422
600		Nordstrom, Inc.	22,038
500		Polo Ralph Lauren Corp.	30,895
1,300		RadioShack Corp.	21,918

Shares			Value

2,385		Staples, Inc.	$55,022
2,200	@	Starbucks Corp.	45,034
2,100		Target Corp.	105,000
600		Tiffany & Co.	27,618
2,950		TJX Cos., Inc.	84,754
1,000		Walgreen Co.	38,080
7,900		Wal-Mart Stores, Inc.	375,487
1,100		Wendy’s International, Inc.	28,424
2,800		Yum! Brands, Inc.	107,156

			2,206,642

Savings & Loans: 0.1%
7,400		Hudson City Bancorp., Inc.	111,148
1,549		Washington Mutual, Inc.	21,082

			132,230

Semiconductors: 1.2%
1,200		Analog Devices, Inc.	38,040
4,550		Applied Materials, Inc.	80,808
1,300	@	Broadcom Corp.	33,982
20,010		Intel Corp.	533,467
700		KLA-Tencor Corp.	33,712
700	@	MEMC Electronic Materials, Inc.	61,943
950		National Semiconductor Corp.	21,508
2,150	@	Nvidia Corp.	73,143
1,400	@	QLogic Corp.	19,880
5,100		Texas Instruments, Inc.	170,340

			1,066,823

Software: 1.8%
1,500	@	Adobe Systems, Inc.	64,095
820	@	Autodesk, Inc.	40,803
1,650		Automatic Data Processing, Inc.	73,475
800	@	BMC Software, Inc.	28,512
3,050		CA, Inc.	76,098
400	@	Electronic Arts, Inc.	23,364
900		Fidelity National Information Services, Inc.	37,431
750	@	Fiserv, Inc.	41,618
900	@	Intuit, Inc.	28,449
25,050		Microsoft Corp.	891,762
3,700	@	Novell, Inc.	25,419
12,810	@	Oracle Corp.	289,250
800		Paychex, Inc.	28,976

			1,649,252

Telecommunications: 2.6%
700	@	American Tower Corp.	29,820
19,375		AT&T, Inc.	805,225
1,700		CenturyTel, Inc.	70,482
500	@	Ciena Corp.	17,055
18,750	@	Cisco Systems, Inc.	507,563
5,150		Corning, Inc.	123,549
387		Embarq Corp.	19,168
1,500	@	JDS Uniphase Corp.	19,950
1,600	@	Juniper Networks, Inc.	53,120
6,200		Motorola, Inc.	99,448
6,350		Qualcomm, Inc.	249,873
4,400	@	Qwest Communications International, Inc.	30,844
6,352		Sprint Nextel Corp.	83,402
6,900		Verizon Communications, Inc.	301,461
1,700		Windstream Corp.	22,134

			2,433,094

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Toys/Games/Hobbies: 0.0%
1,300		Hasbro, Inc.	$33,254

			33,254

Transportation: 0.7%
400		Burlington Northern Santa Fe Corp.	33,292
400		CH Robinson Worldwide, Inc.	21,648
2,360		CSX Corp.	103,793
400		Expeditors International Washington, Inc.	17,872
1,100		FedEx Corp.	98,087
900		Norfolk Southern Corp.	45,396
1,050		Union Pacific Corp.	131,901
2,500		United Parcel Service, Inc. - Class B	176,800

			628,789

		Total Common Stock (Cost $40,400,976)	40,795,419

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.1%
4,000		Host Hotels & Resorts, Inc.	68,160

			68,160

Regional Malls: 0.1%
1,300		General Growth Properties, Inc.	53,534
200		Simon Property Group, Inc.	17,372

			70,906

Storage: 0.0%
300		Public Storage, Inc.	22,023

			22,023

Warehouse/Industrial: 0.0%
700		Prologis	44,366

			44,366

		Total Real Estate Investment Trusts (Cost $240,853)	205,455

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.9%
Federal Home Loan Bank: 14.4%
$13,550,000	Z	3.700%, due 09/12/08	$13,209,922

			13,209,922

Federal Home Loan Mortgage Corporation: 6.9%
6,500,000	^^, Z	3.460%, due 10/15/08	6,327,633

			6,327,633

Other U.S. Agency Obligations: 18.6%
17,600,000	Z	Tennessee Valley Authority, 3.650%, due 11/13/08	17,059,821

			17,059,821

		Total U.S. Government Agency Obligations (Cost $36,633,818)	36,597,376

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 14.7%
U.S. Treasury STRIP: 14.7%
$13,721,000	^^	2.959%, due 08/15/08	$13,441,092

		Total U.S. Treasury Obligations (Cost $13,391,743)	13,441,092

		Total Long-Term Investments (Cost $90,667,390)	91,039,342

Shares			Value
SHORT-TERM INVESTMENTS: 0.9%
Mutual Fund: 0.7%
600,000	**	ING Institutional Prime Money Market Fund	$600,000

		Total Mutual Fund (Cost $600,000)	600,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$214,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $214,051 to be received upon repurchase (Collateralized by $220,000 Federal Home Loan Mortgage Corporation, 4.650%, Market Value plus accrued interest $220,859, due 10/10/13)		$214,000

	Total Repurchase Agreement (Cost $214,000)		214,000

	Total Short-Term Investments (Cost $814,000)		814,000

	Total Investments in Securities (Cost $91,481,390)*	100.2%	$91,853,342
	Other Assets and Liabilities - Net	(0.2)	(183,287)

	Net Assets	100.0%	$91,670,055

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $92,385,443.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,280,103
Gross Unrealized Depreciation	(2,812,204)

Net Unrealized Depreciation	$(532,101)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 2	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 37.8%
Advertising: 0.1%
1,700		Omnicom Group	$80,801

			80,801

Aerospace/Defense: 1.0%
1,660		Boeing Co.	145,184
1,050		General Dynamics Corp.	93,440
500		Goodrich Corp.	35,305
500		L-3 Communications Holdings, Inc.	52,970
1,010		Lockheed Martin Corp.	106,313
1,008		Northrop Grumman Corp.	79,269
200		Rockwell Collins, Inc.	14,394
2,280		United Technologies Corp.	174,511

			701,386

Agriculture: 0.7%
4,310		Altria Group, Inc.	325,750
1,150		Archer-Daniels-Midland Co.	53,395
540		Reynolds American, Inc.	35,618
700		UST, Inc.	38,360

			453,123

Apparel: 0.2%
1,380		Nike, Inc.	88,651
200		VF Corp.	13,732

			102,383

Auto Manufacturers: 0.1%
4,570	@	Ford Motor Co.	30,756
1,100		General Motors Corp.	27,379
600		Paccar, Inc.	32,688

			90,823

Auto Parts & Equipment: 0.1%
1,450		Johnson Controls, Inc.	52,258

			52,258

Banks: 1.7%
7,844		Bank of America Corp.	323,643
1,000		Bank of New York Mellon Corp.	48,760
1,511		BB&T Corp.	46,342
909		Capital One Financial Corp.	42,959
440		Comerica, Inc.	19,153
400		Commerce Bancorp., Inc.	15,256
800		Fifth Third Bancorp.	20,104
1,120		Keycorp.	26,264
300		M&T Bank Corp.	24,471
2,499		Marshall & Ilsley Corp.	66,174
1,300		National City Corp.	21,398
1,249		Regions Financial Corp.	29,539
830		State Street Corp.	67,396
590		SunTrust Bank	36,869
3,639		Wachovia Corp.	138,391
7,020		Wells Fargo & Co.	211,934
600		Zions Bancorp.	28,014

			1,166,667

Beverages: 1.1%
2,850		Anheuser-Busch Cos., Inc.	149,169
3,620		Coca-Cola Co.	222,159
1,100	@	Constellation Brands, Inc.	26,004
1,280		Pepsi Bottling Group, Inc.	50,509
3,990		PepsiCo, Inc.	302,841

			750,682

Shares			Value

Biotechnology: 0.3%
1,940	@	Amgen, Inc.	$90,094
500	@	Biogen Idec, Inc.	28,460
710	@	Celgene Corp.	32,809
700	@	Genzyme Corp.	52,108
200	@	Millipore Corp.	14,636

			218,107

Building Materials: 0.1%
2,200		Masco Corp.	47,542

			47,542

Chemicals: 0.9%
800		Air Products & Chemicals, Inc.	78,904
1,460		Dow Chemical Co.	57,553
900		Ecolab, Inc.	46,089
2,000		EI DuPont de Nemours & Co.	88,180
1,300		Monsanto Co.	145,197
390		PPG Industries, Inc.	27,390
800		Praxair, Inc.	70,968
380		Sherwin-Williams Co.	22,055
1,300		Sigma-Aldrich Corp.	70,980

			607,316

Coal: 0.1%
500		Consol Energy, Inc.	35,760
300		Peabody Energy Corp.	18,492

			54,252

Commercial Services: 0.3%
300	@	Apollo Group, Inc. - Class A	21,045
710		McKesson Corp.	46,512
480		Moody’s Corp.	17,136
600		Robert Half International, Inc.	16,224
1,200		RR Donnelley & Sons Co.	45,288
1,938		Western Union Co.	47,055

			193,260

Computers: 1.9%
300	@	Affiliated Computer Services, Inc.	13,530
1,800	@	Apple, Inc.	356,544
700	@	Cognizant Technology Solutions Corp.	23,758
300	@	Computer Sciences Corp.	14,841
5,120	@	Dell, Inc.	125,491
600		Electronic Data Systems Corp.	12,438
4,640	@	EMC Corp.	85,979
5,370		Hewlett-Packard Co.	271,078
2,690		International Business Machines Corp.	290,789
640	@	Lexmark International, Inc.	22,310
700	@	Network Appliance, Inc.	17,472
600	@	Sandisk Corp.	19,902
1,800	@	Sun Microsystems, Inc.	32,634

			1,286,766

Cosmetics/Personal Care: 0.8%
400		Avon Products, Inc.	15,812
1,270		Colgate-Palmolive Co.	99,009
6,187		Procter & Gamble Co.	454,250

			569,071

Diversified Financial Services: 2.5%
1,390		American Express Co.	72,308
538		Ameriprise Financial, Inc.	29,649
450		Bear Stearns Cos., Inc.	39,713
2,350		Charles Schwab Corp.	60,043

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 2	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
700		CIT Group, Inc.	$16,821
9,440		Citigroup, Inc.	277,914
90		CME Group, Inc.	61,740
1,160		Countrywide Financial Corp.	10,370
1,315		Discover Financial Services	19,830
900	@	E*Trade Financial Corp.	3,195
1,820		Fannie Mae	72,764
700		Federated Investors, Inc.	28,812
180		Franklin Resources, Inc.	20,597
1,300		Freddie Mac	44,291
1,090		Goldman Sachs Group, Inc.	234,405
100	@	IntercontinentalExchange, Inc.	19,250
500		Janus Capital Group, Inc.	16,425
6,900		JPMorgan Chase & Co.	301,185
300		Legg Mason, Inc.	21,945
1,500		Lehman Brothers Holdings, Inc.	98,160
1,910		Merrill Lynch & Co., Inc.	102,529
2,230		Morgan Stanley	118,435
570		Nyse Euronext	50,029
800		SLM Corp.	16,112
200		T. Rowe Price Group, Inc.	12,176

			1,748,698

Electric: 1.3%
400		Allegheny Energy, Inc.	25,444
590		Constellation Energy Group, Inc.	60,493
2,300		Dominion Resources, Inc.	109,135
700		DTE Energy Co.	30,772
2,200		Duke Energy Corp.	44,374
900		Entergy Corp.	107,568
1,300		Exelon Corp.	106,132
1,570		FirstEnergy Corp.	113,574
1,400		FPL Group, Inc.	94,892
1,900		PPL Corp.	98,971
850		Public Service Enterprise Group, Inc.	83,504

			874,859

Electrical Components & Equipment: 0.1%
1,320		Emerson Electric Co.	74,791

			74,791

Electronics: 0.3%
830	@	Agilent Technologies, Inc.	30,494
900		Applera Corp. - Applied Biosystems Group	30,528
1,550	@	Thermo Electron Corp.	89,404
1,125	@@	Tyco Electronics Ltd.	41,771
300	@	Waters Corp.	23,721

			215,918

Engineering & Construction: 0.0%
100		Fluor Corp.	14,572
200	@	Jacobs Engineering Group, Inc.	19,122

			33,694

Entertainment: 0.0%
450		International Game Technology	19,769

			19,769

Environmental Control: 0.0%
1,500	@	Allied Waste Industries, Inc.	16,530

			16,530

Shares			Value

Food: 0.5%
1,300		General Mills, Inc.	$74,100
350		HJ Heinz Co.	16,338
1,600		Kellogg Co.	83,888
1,213		Kraft Foods, Inc.	39,580
1,850		Kroger Co.	49,414
1,600		Sysco Corp.	49,936
700		WM Wrigley Jr. Co.	40,985

			354,241

Forest Products & Paper: 0.0%
500		International Paper Co.	16,190
400		MeadWestvaco Corp.	12,520

			28,710

Gas: 0.1%
800		Sempra Energy	49,504

			49,504

Hand/Machine Tools: 0.1%
390		Black & Decker Corp.	27,164
500		Snap-On, Inc.	24,120
450		Stanley Works	21,816

			73,100

Healthcare - Products: 1.1%
910		Baxter International, Inc.	52,826
1,500	@	Boston Scientific Corp.	17,445
725	@@	Covidien Ltd.	32,110
400		CR Bard, Inc.	37,920
5,470		Johnson & Johnson	364,849
2,100		Medtronic, Inc.	105,567
400	@	Patterson Cos., Inc.	13,580
800	@	St. Jude Medical, Inc.	32,512
500		Stryker Corp.	37,360
300	@	Varian Medical Systems, Inc.	15,648
300	@	Zimmer Holdings, Inc.	19,845

			729,662

Healthcare - Services: 0.7%
1,120		Aetna, Inc.	64,658
480	@	Coventry Health Care, Inc.	28,440
590	@	Humana, Inc.	44,433
400	@	Laboratory Corp. of America Holdings	30,212
300		Quest Diagnostics	15,870
2,640		UnitedHealth Group, Inc.	153,648
1,250	@	WellPoint, Inc.	109,663

			446,924

Home Builders: 0.1%
600		Centex Corp.	15,156
1,100		D.R. Horton, Inc.	14,487
700		KB Home	15,120

			44,763

Household Products/Wares: 0.2%
200		Clorox Co.	13,034
1,940		Kimberly-Clark Corp.	134,520

			147,554

Housewares: 0.0%
900		Newell Rubbermaid, Inc.	23,292

			23,292

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 2	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 2.0%
1,050	@@	ACE Ltd.	$64,869
820		Aflac, Inc.	51,357
1,530		Allstate Corp.	79,912
970		AMBAC Financial Group, Inc.	24,997
5,570		American International Group, Inc.	324,731
850		AON Corp.	40,537
600		Assurant, Inc.	40,140
1,680		Chubb Corp.	91,694
510		Cigna Corp.	27,402
500		Genworth Financial, Inc.	12,725
500		Hartford Financial Services Group, Inc.	43,595
300		Loews Corp.	15,102
600		Marsh & McLennan Cos., Inc.	15,882
890		MBIA, Inc.	16,581
1,780		Metlife, Inc.	109,684
1,120		Progressive Corp.	21,459
1,440		Prudential Financial, Inc.	133,978
650		Safeco Corp.	36,192
690		Torchmark Corp.	41,766
1,860		Travelers Cos., Inc.	100,068
500		UnumProvident Corp.	11,895
700	@@	XL Capital Ltd.	35,217

			1,339,783

Internet: 0.9%
400	@	Akamai Technologies, Inc.	13,840
700	@	Amazon.com, Inc.	64,848
2,260	@	eBay, Inc.	75,009
500	@	Expedia, Inc.	15,810
500	@	Google, Inc. - Class A	345,740
600	@	IAC/InterActiveCorp.	16,152
2,501	@	Symantec Corp.	40,366
2,500	@	Yahoo!, Inc.	58,150

			629,915

Investment Companies: 0.0%
400		American Capital Strategies Ltd.	13,184

			13,184

Iron/Steel: 0.1%
470		Nucor Corp.	27,833
260		United States Steel Corp.	31,437

			59,270

Leisure Time: 0.1%
1,380		Carnival Corp.	61,396
300		Harley-Davidson, Inc.	14,013

			75,409

Lodging: 0.1%
300		Harrah’s Entertainment, Inc.	26,625
900		Marriott International, Inc.	30,762
730		Starwood Hotels & Resorts Worldwide, Inc.	32,142

			89,529

Machinery - Construction & Mining: 0.2%
1,500		Caterpillar, Inc.	108,840
300	@	Terex Corp.	19,671

			128,511

Shares			Value

Machinery - Diversified: 0.2%
300		Cummins, Inc.	$38,211
800		Deere & Co.	74,496
300		Manitowoc Co., Inc.	14,649
320		Rockwell Automation, Inc.	22,067

			149,423

Media: 1.0%
900		CBS Corp. - Class B	24,525
1,200		Clear Channel Communications, Inc.	41,424
3,600	@	Comcast Corp. - Class A	65,736
2,500	@	DIRECTV Group, Inc.	57,800
300		EW Scripps Co.	13,503
420		McGraw-Hill Cos., Inc.	18,400
300		Meredith Corp.	16,494
3,950		News Corp. - Class A	80,936
4,800		Time Warner, Inc.	79,248
2,100	@	Viacom - Class B	92,232
5,230		Walt Disney Co.	168,824

			659,122

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.2%
400		Alcoa, Inc.	14,620
1,015		Freeport-McMoRan Copper & Gold, Inc.	103,977
400		Newmont Mining Corp.	19,532

			138,129

Miscellaneous Manufacturing: 2.0%
1,120		3M Co.	94,438
680		Cooper Industries Ltd.	35,958
990		Danaher Corp.	86,863
1,300		Dover Corp.	59,917
830		Eaton Corp.	80,469
19,120		General Electric Co.	708,778
1,560		Honeywell International, Inc.	96,049
1,100		Illinois Tool Works, Inc.	58,894
360		ITT Corp.	23,774
640		Parker Hannifin Corp.	48,198
500		Textron, Inc.	35,650
1,125	@@	Tyco International Ltd.	44,606

			1,373,594

Office/Business Equip: 0.1%
2,600		Xerox Corp.	42,094

			42,094

Oil & Gas: 4.1%
740		Anadarko Petroleum Corp.	48,611
600		Apache Corp.	64,524
800		Chesapeake Energy Corp.	31,360
4,913		Chevron Corp.	458,530
3,766		ConocoPhillips	332,538
1,350		Devon Energy Corp.	120,029
500		ENSCO International, Inc.	29,810
11,820		ExxonMobil Corp.	1,107,416
700		Hess Corp.	70,602
1,720		Marathon Oil Corp.	104,679
300		Murphy Oil Corp.	25,452
400		Noble Corp.	22,604
590		Noble Energy, Inc.	46,917

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 2	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
2,080		Occidental Petroleum Corp.	$160,139
300		Sunoco, Inc.	21,732
300		Tesoro Petroleum Corp.	14,310
559	@	Transocean, Inc.	80,021
1,300		Valero Energy Corp.	91,039
250		XTO Energy, Inc.	12,840

			2,843,153

Oil & Gas Services: 0.6%
400		Baker Hughes, Inc.	32,440
1,400		Halliburton Co.	53,074
800	@	National Oilwell Varco, Inc.	58,768
2,300		Schlumberger Ltd.	226,251
400		Smith International, Inc.	29,540

			400,073

Packaging & Containers: 0.1%
720		Ball Corp.	32,400
600	@	Pactiv Corp.	15,978

			48,378

Pharmaceuticals: 2.1%
2,100		Abbott Laboratories	117,915
500		Allergan, Inc.	32,120
500		AmerisourceBergen Corp.	22,435
4,000		Bristol-Myers Squibb Co.	106,080
380		Cardinal Health, Inc.	21,945
2,800		Eli Lilly & Co.	149,492
520	@	Express Scripts, Inc.	37,960
310	@	Forest Laboratories, Inc.	11,300
2,100	@	Gilead Sciences, Inc.	96,621
600	@	Medco Health Solutions, Inc.	60,840
4,380		Merck & Co., Inc.	254,522
14,240		Pfizer, Inc.	323,675
3,000		Schering-Plough Corp.	79,920
2,080		Wyeth	91,915

			1,406,740

Pipelines: 0.1%
1,100		El Paso Corp.	18,964
400		Questar Corp.	21,640
1,200		Williams Cos., Inc.	42,936

			83,540

Real Estate: 0.0%
600	@	CB Richard Ellis Group, Inc.	12,930

			12,930

Retail: 2.1%
400		Abercrombie & Fitch Co.	31,988
350	@	Autozone, Inc.	41,969
300	@	Bed Bath & Beyond, Inc.	8,817
1,085		Best Buy Co., Inc.	57,125
1,300	@	Big Lots, Inc.	20,787
1,560	@	Coach, Inc.	47,705
1,330		Costco Wholesale Corp.	92,781
3,153		CVS Caremark Corp.	125,332
810		Darden Restaurants, Inc.	22,445
700		Family Dollar Stores, Inc.	13,461
1,730		Gap, Inc.	36,814
2,310		Home Depot, Inc.	62,231
500		JC Penney Co., Inc.	21,995
3,660		Lowe’s Cos., Inc.	82,789
2,650		McDonald’s Corp.	156,112

Shares			Value

360		Nordstrom, Inc.	$13,223
400		Polo Ralph Lauren Corp.	24,716
800		RadioShack Corp.	13,488
1,150		Staples, Inc.	26,531
1,510	@	Starbucks Corp.	30,910
1,100		Target Corp.	55,000
400		Tiffany & Co.	18,412
1,990		TJX Cos., Inc.	57,173
500		Walgreen Co.	19,040
5,040		Wal-Mart Stores, Inc.	239,551
700		Wendy’s International, Inc.	18,088
1,760		Yum! Brands, Inc.	67,355

			1,405,838

Savings & Loans: 0.1%
4,700		Hudson City Bancorp., Inc.	70,594
986		Washington Mutual, Inc.	13,419

			84,013

Semiconductors: 1.0%
450		Analog Devices, Inc.	14,265
2,960		Applied Materials, Inc.	52,570
500	@	Broadcom Corp.	13,070
12,610		Intel Corp.	336,183
400		KLA-Tencor Corp.	19,264
400	@	MEMC Electronic Materials, Inc.	35,396
1,040		National Semiconductor Corp.	23,546
1,250	@	Nvidia Corp.	42,525
900	@	QLogic Corp.	12,780
3,200		Texas Instruments, Inc.	106,880

			656,479

Software: 1.5%
960	@	Adobe Systems, Inc.	41,021
740	@	Autodesk, Inc.	36,822
930		Automatic Data Processing, Inc.	41,413
850	@	BMC Software, Inc.	30,294
2,040		CA, Inc.	50,898
300	@	Electronic Arts, Inc.	17,523
300		Fidelity National Information Services, Inc.	12,477
450	@	Fiserv, Inc.	24,971
600	@	Intuit, Inc.	18,966
15,960		Microsoft Corp.	568,176
2,400	@	Novell, Inc.	16,488
8,080	@	Oracle Corp.	182,446
550		Paychex, Inc.	19,921

			1,061,416

Telecommunications: 2.2%
440	@	American Tower Corp.	18,744
12,111		AT&T, Inc.	503,333
1,060		CenturyTel, Inc.	43,948
400	@	Ciena Corp.	13,644
11,860	@	Cisco Systems, Inc.	321,050
3,040		Corning, Inc.	72,930
252		Embarq Corp.	12,482
1,000	@	JDS Uniphase Corp.	13,300
1,400	@	Juniper Networks, Inc.	46,480
3,900		Motorola, Inc.	62,556
3,980		Qualcomm, Inc.	156,613
2,000	@	Qwest Communications International, Inc.	14,020
3,854		Sprint Nextel Corp.	50,603

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 2	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
4,350		Verizon Communications, Inc.	$190,052
1,100		Windstream Corp.	14,322

			1,534,077

Toys/Games/Hobbies: 0.0%
700		Hasbro, Inc.	17,906

			17,906

Transportation: 0.6%
200		Burlington Northern Santa Fe Corp.	16,646
300		CH Robinson Worldwide, Inc.	16,236
1,420		CSX Corp.	62,452
300		Expeditors International Washington, Inc.	13,404
750		FedEx Corp.	66,878
550		Norfolk Southern Corp.	27,742
700		Union Pacific Corp.	87,934
1,600		United Parcel Service, Inc. - Class B	113,152

			404,444

		Total Common Stock (Cost $25,625,520)	25,927,266

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.1%
2,500		Host Hotels & Resorts, Inc.	42,600

			42,600

Regional Malls: 0.1%
800		General Growth Properties, Inc.	32,944
200		Simon Property Group, Inc.	17,372

			50,316

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.0%
500		Prologis	31,690

			31,690

		Total Real Estate Investment Trusts (Cost $163,242)	139,288

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.2%
Federal Home Loan Mortgage Corporation: 16.4%
$11,700,000	^^, Z	3.280%, due 03/15/09	$11,249,152

			11,249,152

Federal National Mortgage Corporation: 37.8%
26,900,000	^^, Z	3.670%, due 12/15/08	25,988,753

			25,988,753

		Total U.S. Government Agency Obligations (Cost $37,244,924)	37,237,905

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 7.0%
U.S. Treasury STRIP: 7.0%
$4,924,000	^	2.783%, due 11/15/08	$4,789,526

		Total U.S. Treasury Obligations (Cost $4,769,501)	4,789,526

		Total Long-Term Investments (Cost $67,803,187)	68,093,985

Shares			Value
SHORT-TERM INVESTMENTS: 1.0%
Mutual Fund: 0.8%
525,000	**	ING Institutional Prime Money Market Fund	$525,000

		Total Mutual Fund (Cost $525,000)	525,000

Shares			Value
Repurchase Agreement: 0.2%
$133,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $133,031 to be received upon repurchase (Collateralized by $140,000 Federal Home Loan Bank, Discount Note, Market Value $139,832, due 01/10/08)		$133,000

	Total Repurchase Agreement (Cost $133,000)		133,000

	Total Short-Term Investments (Cost $658,000)		658,000

	Total Investments in Securities (Cost $68,461,187)*	100.2%	$68,751,985
	Other Assets and Liabilities - Net	(0.2)	(148,979)

	Net Assets	100.0%	$68,603,006

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $68,942,633.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,690,001
Gross Unrealized Depreciation	(1,880,649)

Net Unrealized Depreciation	$(190,648)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 31.9%
Advertising: 0.1%
2,020		Omnicom Group	$96,011

			96,011

Aerospace/Defense: 0.9%
1,980		Boeing Co.	173,171
1,200		General Dynamics Corp.	106,788
700		Goodrich Corp.	49,427
650		L-3 Communications Holdings, Inc.	68,861
1,250		Lockheed Martin Corp.	131,575
1,220		Northrop Grumman Corp.	95,941
200		Rockwell Collins, Inc.	14,394
2,760		United Technologies Corp.	211,250

			851,407

Agriculture: 0.5%
5,230		Altria Group, Inc.	395,283
1,230		Archer-Daniels-Midland Co.	57,109
540		Reynolds American, Inc.	35,618
800		UST, Inc.	43,840

			531,850

Apparel: 0.1%
1,720		Nike, Inc.	110,493
200		VF Corp.	13,732

			124,225

Auto Manufacturers: 0.1%
5,600	@	Ford Motor Co.	37,688
1,400		General Motors Corp.	34,846
675		Paccar, Inc.	36,774

			109,308

Auto Parts & Equipment: 0.1%
1,740		Johnson Controls, Inc.	62,710

			62,710

Banks: 1.4%
9,324		Bank of America Corp.	384,708
1,300		Bank of New York Mellon Corp.	63,388
2,143		BB&T Corp.	65,726
1,131		Capital One Financial Corp.	53,451
710		Comerica, Inc.	30,906
600		Commerce Bancorp., Inc.	22,884
700		Fifth Third Bancorp.	17,591
1,150		Keycorp.	26,968
400		M&T Bank Corp.	32,628
3,100		Marshall & Ilsley Corp.	82,088
1,600		National City Corp.	26,336
1,440		Regions Financial Corp.	34,056
950		State Street Corp.	77,140
830		SunTrust Bank	51,867
4,429		Wachovia Corp.	168,435
8,480		Wells Fargo & Co.	256,011
600		Zions Bancorp.	28,014

			1,422,197

Beverages: 0.9%
3,230		Anheuser-Busch Cos., Inc.	169,058
4,170		Coca-Cola Co.	255,913
800	@	Constellation Brands, Inc.	18,912
1,580		Pepsi Bottling Group, Inc.	62,347
4,870		PepsiCo, Inc.	369,633

			875,863

Shares			Value

Biotechnology: 0.3%
2,500	@	Amgen, Inc.	$116,100
700	@	Biogen Idec, Inc.	39,844
760	@	Celgene Corp.	35,120
850	@	Genzyme Corp.	63,274
300	@	Millipore Corp.	21,954

			276,292

Building Materials: 0.1%
2,620		Masco Corp.	56,618

			56,618

Chemicals: 0.7%
950		Air Products & Chemicals, Inc.	93,699
1,580		Dow Chemical Co.	62,284
1,100		Ecolab, Inc.	56,331
2,500		EI DuPont de Nemours & Co.	110,225
1,420		Monsanto Co.	158,600
470		PPG Industries, Inc.	33,008
800		Praxair, Inc.	70,968
500		Sherwin-Williams Co.	29,020
1,600		Sigma-Aldrich Corp.	87,360

			701,495

Coal: 0.1%
500		Consol Energy, Inc.	35,760
400		Peabody Energy Corp.	24,656

			60,416

Commercial Services: 0.2%
400	@	Apollo Group, Inc. - Class A	28,060
800		McKesson Corp.	52,408
700		Moody’s Corp.	24,990
900		Robert Half International, Inc.	24,336
1,200		RR Donnelley & Sons Co.	45,288
2,240		Western Union Co.	54,387

			229,469

Computers: 1.6%
400	@	Affiliated Computer Services, Inc.	18,040
2,200	@	Apple, Inc.	435,776
1,000	@	Cognizant Technology Solutions Corp.	33,940
550	@	Computer Sciences Corp.	27,209
6,750	@	Dell, Inc.	165,443
700		Electronic Data Systems Corp.	14,511
6,090	@	EMC Corp.	112,848
6,580		Hewlett-Packard Co.	332,158
3,270		International Business Machines Corp.	353,487
620	@	Lexmark International, Inc.	21,613
900	@	Network Appliance, Inc.	22,464
800	@	Sandisk Corp.	26,536
2,700	@	Sun Microsystems, Inc.	48,951

			1,612,976

Cosmetics/Personal Care: 0.7%
600		Avon Products, Inc.	23,718
1,530		Colgate-Palmolive Co.	119,279
7,572		Procter & Gamble Co.	555,936

			698,933

Diversified Financial Services: 2.1%
1,690		American Express Co.	87,914
778		Ameriprise Financial, Inc.	42,876
450		Bear Stearns Cos., Inc.	39,713
2,550		Charles Schwab Corp.	65,153

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services (continued)
1,050		CIT Group, Inc.	$25,232
11,240		Citigroup, Inc.	330,906
130		CME Group, Inc.	89,180
1,630		Countrywide Financial Corp.	14,572
970		Discover Financial Services	14,628
1,200	@	E*Trade Financial Corp.	4,260
2,390		Fannie Mae	95,552
500		Federated Investors, Inc.	20,580
270		Franklin Resources, Inc.	30,896
1,400		Freddie Mac	47,698
1,260		Goldman Sachs Group, Inc.	270,963
200	@	IntercontinentalExchange, Inc.	38,500
500		Janus Capital Group, Inc.	16,425
8,500		JPMorgan Chase & Co.	371,025
200		Legg Mason, Inc.	14,630
1,760		Lehman Brothers Holdings, Inc.	115,174
2,380		Merrill Lynch & Co., Inc.	127,758
2,640		Morgan Stanley	140,210
630		Nyse Euronext	55,295
1,050		SLM Corp.	21,147
300		T. Rowe Price Group, Inc.	18,264

			2,098,551

Electric: 1.1%
600		Allegheny Energy, Inc.	38,166
730		Constellation Energy Group, Inc.	74,847
2,800		Dominion Resources, Inc.	132,860
500		DTE Energy Co.	21,980
2,700		Duke Energy Corp.	54,459
1,100		Entergy Corp.	131,472
1,700		Exelon Corp.	138,788
1,820		FirstEnergy Corp.	131,659
1,700		FPL Group, Inc.	115,226
2,300		PPL Corp.	119,807
1,100		Public Service Enterprise Group, Inc.	108,064

			1,067,328

Electrical Components & Equipment: 0.1%
1,520		Emerson Electric Co.	86,123

			86,123

Electronics: 0.3%
670	@	Agilent Technologies, Inc.	24,616
1,200		Applera Corp. - Applied Biosystems Group	40,704
1,760	@	Thermo Electron Corp.	101,517
1,325	@@	Tyco Electronics Ltd.	49,197
400	@	Waters Corp.	31,628

			247,662

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
400	@	Jacobs Engineering Group, Inc.	38,244

			52,816

Entertainment: 0.0%
550		International Game Technology	24,162

			24,162

Environmental Control: 0.0%
1,800	@	Allied Waste Industries, Inc.	19,836

			19,836

Shares			Value

Food: 0.4%
1,300		General Mills, Inc.	$74,100
370		HJ Heinz Co.	17,272
1,900		Kellogg Co.	99,617
1,441		Kraft Foods, Inc.	47,020
2,000		Kroger Co.	53,420
2,000		Sysco Corp.	62,420
900		WM Wrigley Jr. Co.	52,695

			406,544

Forest Products & Paper: 0.0%
600		International Paper Co.	19,428
500		MeadWestvaco Corp.	15,650

			35,078

Gas: 0.1%
900		Sempra Energy	55,692

			55,692

Hand/Machine Tools: 0.1%
500		Black & Decker Corp.	34,825
790		Snap-On, Inc.	38,110
570		Stanley Works	27,634

			100,569

Healthcare - Products: 0.9%
1,190		Baxter International, Inc.	69,080
2,000	@	Boston Scientific Corp.	23,260
1,125	@@	Covidien Ltd.	49,826
400		CR Bard, Inc.	37,920
6,710		Johnson & Johnson	447,557
2,600		Medtronic, Inc.	130,702
500	@	Patterson Cos., Inc.	16,975
1,300	@	St. Jude Medical, Inc.	52,832
800		Stryker Corp.	59,776
400	@	Varian Medical Systems, Inc.	20,864
200	@	Zimmer Holdings, Inc.	13,230

			922,022

Healthcare - Services: 0.5%
1,280		Aetna, Inc.	73,894
490	@	Coventry Health Care, Inc.	29,033
600	@	Humana, Inc.	45,186
600	@	Laboratory Corp. of America Holdings	45,318
300		Quest Diagnostics	15,870
3,250		UnitedHealth Group, Inc.	189,150
1,500	@	WellPoint, Inc.	131,595

			530,046

Home Builders: 0.1%
800		Centex Corp.	20,208
1,500		D.R. Horton, Inc.	19,755
800		KB Home	17,280

			57,243

Household Products/Wares: 0.2%
300		Clorox Co.	19,551
2,250		Kimberly-Clark Corp.	156,015

			175,566

Housewares: 0.0%
600		Newell Rubbermaid, Inc.	15,528

			15,528

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 1.6%
1,210	@@	ACE Ltd.	$74,754
1,220		Aflac, Inc.	76,409
1,800		Allstate Corp.	94,014
840		AMBAC Financial Group, Inc.	21,647
6,790		American International Group, Inc.	395,857
700		AON Corp.	33,383
600		Assurant, Inc.	40,140
2,040		Chubb Corp.	111,343
780		Cigna Corp.	41,909
600		Genworth Financial, Inc.	15,270
600		Hartford Financial Services Group, Inc.	52,314
400		Loews Corp.	20,136
800		Marsh & McLennan Cos., Inc.	21,176
1,280		MBIA, Inc.	23,846
1,990		Metlife, Inc.	122,624
1,540		Progressive Corp.	29,506
1,640		Prudential Financial, Inc.	152,586
760		Safeco Corp.	42,317
880		Torchmark Corp.	53,266
2,180		Travelers Cos., Inc.	117,284
700		UnumProvident Corp.	16,653
800	@@	XL Capital Ltd.	40,248

			1,596,682

Internet: 0.8%
500	@	Akamai Technologies, Inc.	17,300
900	@	Amazon.com, Inc.	83,376
2,650	@	eBay, Inc.	87,954
600	@	Expedia, Inc.	18,972
600	@	Google, Inc. - Class A	414,888
1,000	@	IAC/InterActiveCorp.	26,920
3,117	@	Symantec Corp.	50,308
3,000	@	Yahoo!, Inc.	69,780

			769,498

Investment Companies: 0.0%
500		American Capital Strategies Ltd.	16,480

			16,480

Iron/Steel: 0.1%
200		Allegheny Technologies, Inc.	17,280
640		Nucor Corp.	37,901
470		United States Steel Corp.	56,828

			112,009

Leisure Time: 0.1%
1,700		Carnival Corp.	75,633
400		Harley-Davidson, Inc.	18,684

			94,317

Lodging: 0.1%
600		Harrah’s Entertainment, Inc.	53,250
1,100		Marriott International, Inc.	37,598
1,070		Starwood Hotels & Resorts Worldwide, Inc.	47,112

			137,960

Machinery - Construction & Mining: 0.2%
1,900		Caterpillar, Inc.	137,864
200	@	Terex Corp.	13,114

			150,978

Shares			Value

Machinery - Diversified: 0.2%
300		Cummins, Inc.	$38,211
1,000		Deere & Co.	93,120
400		Manitowoc Co., Inc.	19,532
230		Rockwell Automation, Inc.	15,861

			166,724

Media: 0.8%
1,100		CBS Corp. - Class B	29,975
1,300		Clear Channel Communications, Inc.	44,876
4,050	@	Comcast Corp. - Class A	73,953
3,000	@	DIRECTV Group, Inc.	69,360
400		EW Scripps Co.	18,004
500		McGraw-Hill Cos., Inc.	21,905
400		Meredith Corp.	21,992
5,250		News Corp. - Class A	107,573
5,800		Time Warner, Inc.	95,758
2,500	@	Viacom - Class B	109,800
6,340		Walt Disney Co.	204,655

			797,851

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.2%
700		Alcoa, Inc.	25,585
1,265		Freeport-McMoRan Copper & Gold, Inc.	129,587
800		Newmont Mining Corp.	39,064

			194,236

Miscellaneous Manufacturing: 1.7%
1,370		3M Co.	115,518
880		Cooper Industries Ltd.	46,534
1,120		Danaher Corp.	98,269
1,600		Dover Corp.	73,744
930		Eaton Corp.	90,164
23,270		General Electric Co.	862,619
1,830		Honeywell International, Inc.	112,673
1,300		Illinois Tool Works, Inc.	69,602
460		ITT Corp.	30,378
740		Parker Hannifin Corp.	55,729
600		Textron, Inc.	42,780
1,625	@@	Tyco International Ltd.	64,431

			1,662,441

Office/Business Equip: 0.0%
3,100		Xerox Corp.	50,189

			50,189

Oil & Gas: 3.5%
960		Anadarko Petroleum Corp.	63,062
800		Apache Corp.	86,032
1,200		Chesapeake Energy Corp.	47,040
6,017		Chevron Corp.	561,567
4,377		ConocoPhillips	386,489
1,660		Devon Energy Corp.	147,591
700		ENSCO International, Inc.	41,734
200		EOG Resources, Inc.	17,850
14,300		ExxonMobil Corp.	1,339,767
900		Hess Corp.	90,774
1,820		Marathon Oil Corp.	110,765
400		Murphy Oil Corp.	33,936

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas (continued)
500		Noble Corp.	$28,255
540		Noble Energy, Inc.	42,941
2,420		Occidental Petroleum Corp.	186,316
400		Sunoco, Inc.	28,976
400		Tesoro Petroleum Corp.	19,080
699	@	Transocean, Inc.	100,062
1,400		Valero Energy Corp.	98,042
500		XTO Energy, Inc.	25,680

			3,455,959

Oil & Gas Services: 0.5%
500		Baker Hughes, Inc.	40,550
1,600		Halliburton Co.	60,656
1,200	@	National Oilwell Varco, Inc.	88,152
2,700		Schlumberger Ltd.	265,599
400		Smith International, Inc.	29,540

			484,497

Packaging & Containers: 0.1%
1,040		Ball Corp.	46,800
900	@	Pactiv Corp.	23,967

			70,767

Pharmaceuticals: 1.8%
2,500		Abbott Laboratories	140,375
700		Allergan, Inc.	44,968
700		AmerisourceBergen Corp.	31,409
4,800		Bristol-Myers Squibb Co.	127,296
540		Cardinal Health, Inc.	31,185
3,400		Eli Lilly & Co.	181,526
720	@	Express Scripts, Inc.	52,560
500	@	Forest Laboratories, Inc.	18,225
2,600	@	Gilead Sciences, Inc.	119,626
800	@	Medco Health Solutions, Inc.	81,120
5,240		Merck & Co., Inc.	304,496
17,280		Pfizer, Inc.	392,774
3,650		Schering-Plough Corp.	97,236
2,680		Wyeth	118,429

			1,741,225

Pipelines: 0.1%
1,300		El Paso Corp.	22,412
500		Questar Corp.	27,050
1,370		Williams Cos., Inc.	49,019

			98,481

Real Estate: 0.0%
700	@	CB Richard Ellis Group, Inc.	15,085

			15,085

Retail: 1.7%
500		Abercrombie & Fitch Co.	39,985
400	@	Autozone, Inc.	47,964
600	@	Bed Bath & Beyond, Inc.	17,634
1,425		Best Buy Co., Inc.	75,026
1,200	@	Big Lots, Inc.	19,188
1,720	@	Coach, Inc.	52,598
1,580		Costco Wholesale Corp.	110,221
3,771		CVS Caremark Corp.	149,897
1,120		Darden Restaurants, Inc.	31,035
1,000		Family Dollar Stores, Inc.	19,230
1,920		Gap, Inc.	40,858
2,790		Home Depot, Inc.	75,163
400		JC Penney Co., Inc.	17,596

Shares			Value

4,280		Lowe’s Cos., Inc.	$96,814
3,230		McDonald’s Corp.	190,279
400		Nordstrom, Inc.	14,692
400		Polo Ralph Lauren Corp.	24,716
1,100		RadioShack Corp.	18,546
1,805		Staples, Inc.	41,641
1,780	@	Starbucks Corp.	36,437
1,360		Target Corp.	68,000
500		Tiffany & Co.	23,015
2,070		TJX Cos., Inc.	59,471
800		Walgreen Co.	30,464
6,070		Wal-Mart Stores, Inc.	288,507
900		Wendy’s International, Inc.	23,256
2,160		Yum! Brands, Inc.	82,663

			1,694,896

Savings & Loans: 0.1%
5,600		Hudson City Bancorp., Inc.	84,112
1,123		Washington Mutual, Inc.	15,284

			99,396

Semiconductors: 0.8%
570		Analog Devices, Inc.	18,069
3,510		Applied Materials, Inc.	62,338
800	@	Broadcom Corp.	20,912
15,280		Intel Corp.	407,365
500		KLA-Tencor Corp.	24,080
500	@	MEMC Electronic Materials, Inc.	44,245
750		National Semiconductor Corp.	16,980
1,400	@	Nvidia Corp.	47,628
1,200	@	QLogic Corp.	17,040
3,900		Texas Instruments, Inc.	130,260

			788,917

Software: 1.3%
1,410	@	Adobe Systems, Inc.	60,249
850	@	Autodesk, Inc.	42,296
1,260		Automatic Data Processing, Inc.	56,108
570	@	BMC Software, Inc.	20,315
2,740		CA, Inc.	68,363
400	@	Electronic Arts, Inc.	23,364
500		Fidelity National Information Services, Inc.	20,795
810	@	Fiserv, Inc.	44,947
700	@	Intuit, Inc.	22,127
1	@	Metavante Technologies, inc.	23
19,320		Microsoft Corp.	687,792
3,000	@	Novell, Inc.	20,610
9,530	@	Oracle Corp.	215,187
510		Paychex, Inc.	18,472

			1,300,648

Telecommunications: 1.9%
580	@	American Tower Corp.	24,708
14,820		AT&T, Inc.	615,919
1,460		CenturyTel, Inc.	60,532
500	@	Ciena Corp.	17,055
13,990	@	Cisco Systems, Inc.	378,709
3,670		Corning, Inc.	88,043
381		Embarq Corp.	18,871
1,400	@	JDS Uniphase Corp.	18,620
1,400	@	Juniper Networks, Inc.	46,480
4,580		Motorola, Inc.	73,463
4,740		Qualcomm, Inc.	186,519
3,800	@	Qwest Communications International, Inc.	26,638

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications (continued)
4,235		Sprint Nextel Corp.	$55,606
5,250		Verizon Communications, Inc.	229,373
1,300		Windstream Corp.	16,926

			1,857,462

Toys/Games/Hobbies: 0.0%
1,000		Hasbro, Inc.	25,580

			25,580

Transportation: 0.5%
200		Burlington Northern Santa Fe Corp.	16,646
400		CH Robinson Worldwide, Inc.	21,648
1,720		CSX Corp.	75,646
400		Expeditors International Washington, Inc.	17,872
900		FedEx Corp.	80,253
670		Norfolk Southern Corp.	33,795
800		Union Pacific Corp.	100,496
1,900		United Parcel Service, Inc. - Class B	134,368

			480,724

		Total Common Stock (Cost $30,166,662)	31,481,408

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.1%
3,100		Host Hotels & Resorts, Inc.	52,824

			52,824

Regional Malls: 0.1%
1,000		General Growth Properties, Inc.	41,180
200		Simon Property Group, Inc.	17,372

			58,552

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.0%
600		Prologis	38,028

			38,028

		Total Real Estate Investment Trusts (Cost $192,858)	164,086

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 55.6%
Federal Home Loan Mortgage Corporation: 33.9%
$31,900,000	^^, Z	3.280%, due 03/15/09	$30,670,758
2,875,000	^, Z	3.320%, due 03/15/09	2,764,215

			33,434,973

Federal National Mortgage Corporation: 21.7%
2,091,000	^, Z	3.350%, due 06/15/09	1,993,045
20,400,000	^, Z	3.480%, due 06/15/09	19,408,478

			21,401,523

		Total U.S. Government Agency Obligations (Cost $55,102,509)	54,836,496

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 11.8%
U.S. Treasury STRIP: 11.8%
$11,952,000	^^	3.390%, due 11/15/08	$11,608,643

		Total U.S. Treasury Obligations (Cost $11,581,292)	11,608,643

		Total Long-Term Investments (Cost $97,043,321)	98,090,633

Shares			Value
SHORT-TERM INVESTMENTS: 0.7%
Mutual Fund: 0.5%
500,000	**	ING Institutional Prime Money Market Fund	$500,000

		Total Mutual Fund (Cost $500,000)	500,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$201,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $201,046 to be received upon repurchase (Collateralized by $188,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $205,793, due 01/15/12)		$201,000

	Total Repurchase Agreement (Cost $201,000)		201,000

	Total Short-Term Investments (Cost $701,000)		701,000

	Total Investments in Securities (Cost $97,744,321)*	100.2%	$98,791,633
	Other Assets and Liabilities - Net	(0.2)	(171,316)

	Net Assets	100.0%	$98,620,317

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $98,318,786.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,782,521
Gross Unrealized Depreciation	(2,309,674)

Net Unrealized Appreciation	$472,847

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 47.6%
Advertising: 0.1%
1,300		Omnicom Group	$61,789

			61,789

Aerospace/Defense: 1.3%
1,350		Boeing Co.	118,071
750		General Dynamics Corp.	66,743
300		Goodrich Corp.	21,183
450		L-3 Communications Holdings, Inc.	47,673
760		Lockheed Martin Corp.	79,998
840		Northrop Grumman Corp.	66,058
200		Rockwell Collins, Inc.	14,394
1,750		United Technologies Corp.	133,945

			548,065

Agriculture: 0.8%
3,300		Altria Group, Inc.	249,414
840		Archer-Daniels-Midland Co.	39,001
400		Reynolds American, Inc.	26,384
500		UST, Inc.	27,400

			342,199

Apparel: 0.2%
1,140		Nike, Inc.	73,234
200		VF Corp.	13,732

			86,966

Auto Manufacturers: 0.1%
3,800	@	Ford Motor Co.	25,574
600		General Motors Corp.	14,934
400		Paccar, Inc.	21,792

			62,300

Auto Parts & Equipment: 0.1%
1,000		Johnson Controls, Inc.	36,040

			36,040

Banks: 2.2%
5,903		Bank of America Corp.	243,558
1,000		Bank of New York Mellon Corp.	48,760
1,235		BB&T Corp.	37,877
669		Capital One Financial Corp.	31,617
450		Comerica, Inc.	19,589
400		Commerce Bancorp., Inc.	15,256
500		Fifth Third Bancorp.	12,565
850		Keycorp.	19,933
300		M&T Bank Corp.	24,471
1,999		Marshall & Ilsley Corp.	52,934
1,000		National City Corp.	16,460
937		Regions Financial Corp.	22,160
650		State Street Corp.	52,780
550		SunTrust Bank	34,370
2,876		Wachovia Corp.	109,374
5,600		Wells Fargo & Co.	169,064
400		Zions Bancorp.	18,676

			929,444

Beverages: 1.3%
2,050		Anheuser-Busch Cos., Inc.	107,297
2,800		Coca-Cola Co.	171,836
500	@	Constellation Brands, Inc.	11,820
1,200		Pepsi Bottling Group, Inc.	47,352
3,090		PepsiCo, Inc.	234,531

			572,836

Shares			Value

Biotechnology: 0.4%
1,400	@	Amgen, Inc.	$65,016
400	@	Biogen Idec, Inc.	22,768
650	@	Celgene Corp.	30,037
500	@	Genzyme Corp.	37,220
200	@	Millipore Corp.	14,636

			169,677

Building Materials: 0.1%
1,750		Masco Corp.	37,818

			37,818

Chemicals: 1.1%
650		Air Products & Chemicals, Inc.	64,110
1,250		Dow Chemical Co.	49,275
700		Ecolab, Inc.	35,847
1,600		EI DuPont de Nemours & Co.	70,544
940		Monsanto Co.	104,989
310		PPG Industries, Inc.	21,771
500		Praxair, Inc.	44,355
350		Sherwin-Williams Co.	20,314
1,100		Sigma-Aldrich Corp.	60,060

			471,265

Coal: 0.1%
300		Consol Energy, Inc.	21,456
300		Peabody Energy Corp.	18,492

			39,948

Commercial Services: 0.4%
300	@	Apollo Group, Inc. - Class A	21,045
550		McKesson Corp.	36,031
500		Moody’s Corp.	17,850
500		Robert Half International, Inc.	13,520
1,000		RR Donnelley & Sons Co.	37,740
1,300		Western Union Co.	31,564

			157,750

Computers: 2.3%
200	@	Affiliated Computer Services, Inc.	9,020
1,400	@	Apple, Inc.	277,312
500	@	Cognizant Technology Solutions Corp.	16,970
200	@	Computer Sciences Corp.	9,894
4,200	@	Dell, Inc.	102,942
400		Electronic Data Systems Corp.	8,292
3,600	@	EMC Corp.	66,708
4,150		Hewlett-Packard Co.	209,492
2,150		International Business Machines Corp.	232,415
500	@	Lexmark International, Inc.	17,430
500	@	Network Appliance, Inc.	12,480
400	@	Sandisk Corp.	13,268
1,725	@	Sun Microsystems, Inc.	31,274

			1,007,497

Cosmetics/Personal Care: 1.1%
400		Avon Products, Inc.	15,812
950		Colgate-Palmolive Co.	74,062
4,937		Procter & Gamble Co.	362,475

			452,349

Diversified Financial Services: 3.3%
1,100		American Express Co.	57,222
480		Ameriprise Financial, Inc.	26,453
280		Bear Stearns Cos., Inc.	24,710
1,800		Charles Schwab Corp.	45,990

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services (continued)
600		CIT Group, Inc.	$14,418
7,500		Citigroup, Inc.	220,800
80		CME Group, Inc.	54,880
900		Countrywide Financial Corp.	8,046
1,100		Discover Financial Services	16,588
900	@	E*Trade Financial Corp.	3,195
1,550		Fannie Mae	61,969
500		Federated Investors, Inc.	20,580
200		Franklin Resources, Inc.	22,886
1,000		Freddie Mac	34,070
850		Goldman Sachs Group, Inc.	182,793
100	@	IntercontinentalExchange, Inc.	19,250
400		Janus Capital Group, Inc.	13,140
5,500		JPMorgan Chase & Co.	240,075
300		Legg Mason, Inc.	21,945
1,280		Lehman Brothers Holdings, Inc.	83,763
1,450		Merrill Lynch & Co., Inc.	77,836
1,800		Morgan Stanley	95,598
450		Nyse Euronext	39,497
750		SLM Corp.	15,105
200		T. Rowe Price Group, Inc.	12,176

			1,412,985

Electric: 1.6%
400		Allegheny Energy, Inc.	25,444
400		Constellation Energy Group, Inc.	41,012
1,800		Dominion Resources, Inc.	85,410
400		DTE Energy Co.	17,584
1,700		Duke Energy Corp.	34,289
700		Entergy Corp.	83,664
1,000		Exelon Corp.	81,640
1,250		FirstEnergy Corp.	90,425
1,100		FPL Group, Inc.	74,558
1,400		PPL Corp.	72,926
700		Public Service Enterprise Group, Inc.	68,768

			675,720

Electrical Components & Equipment: 0.1%
1,000		Emerson Electric Co.	56,660

			56,660

Electronics: 0.4%
600	@	Agilent Technologies, Inc.	22,044
700		Applera Corp. - Applied Biosystems Group	23,744
1,200	@	Thermo Electron Corp.	69,216
775	@@	Tyco Electronics Ltd.	28,776
350	@	Waters Corp.	27,675

			171,455

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
300	@	Jacobs Engineering Group, Inc.	28,683

			43,255

Entertainment: 0.0%
400		International Game Technology	17,572

			17,572

Environmental Control: 0.0%
1,100	@	Allied Waste Industries, Inc.	12,122

			12,122

Shares			Value

Food: 0.6%
900		General Mills, Inc.	$51,300
300		HJ Heinz Co.	14,004
1,300		Kellogg Co.	68,159
921		Kraft Foods, Inc.	30,052
1,700		Kroger Co.	45,407
1,300		Sysco Corp.	40,573
400		WM Wrigley Jr. Co.	23,420

			272,915

Forest Products & Paper: 0.1%
400		International Paper Co.	12,952
300		MeadWestvaco Corp.	9,390

			22,342

Gas: 0.1%
600		Sempra Energy	37,128

			37,128

Hand/Machine Tools: 0.1%
260		Black & Decker Corp.	18,109
400		Snap-On, Inc.	19,296
300		Stanley Works	14,544

			51,949

Healthcare - Products: 1.4%
750		Baxter International, Inc.	43,538
1,200	@	Boston Scientific Corp.	13,956
475	@@	Covidien Ltd.	21,038
300		CR Bard, Inc.	28,440
4,200		Johnson & Johnson	280,140
1,700		Medtronic, Inc.	85,459
400	@	Patterson Cos., Inc.	13,580
800	@	St. Jude Medical, Inc.	32,512
400		Stryker Corp.	29,888
300	@	Varian Medical Systems, Inc.	15,648
300	@	Zimmer Holdings, Inc.	19,845

			584,044

Healthcare - Services: 0.9%
890		Aetna, Inc.	51,380
480	@	Coventry Health Care, Inc.	28,440
450	@	Humana, Inc.	33,890
400	@	Laboratory Corp. of America Holdings	30,212
300		Quest Diagnostics	15,870
2,190		UnitedHealth Group, Inc.	127,458
990	@	WellPoint, Inc.	86,853

			374,103

Home Builders: 0.1%
400		Centex Corp.	10,104
900		D.R. Horton, Inc.	11,853
600		KB Home	12,960

			34,917

Household Products/Wares: 0.3%
200		Clorox Co.	13,034
1,500		Kimberly-Clark Corp.	104,010

			117,044

Housewares: 0.0%
400		Newell Rubbermaid, Inc.	10,352

			10,352

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 2.4%
880	@@	ACE Ltd.	$54,366
750		Aflac, Inc.	46,973
1,190		Allstate Corp.	62,154
800		AMBAC Financial Group, Inc.	20,616
4,350		American International Group, Inc.	253,605
400		AON Corp.	19,076
400		Assurant, Inc.	26,760
1,260		Chubb Corp.	68,771
460		Cigna Corp.	24,716
400		Genworth Financial, Inc.	10,180
500		Hartford Financial Services Group, Inc.	43,595
300		Loews Corp.	15,102
500		Marsh & McLennan Cos., Inc.	13,235
750		MBIA, Inc.	13,973
1,280		Metlife, Inc.	78,874
880		Progressive Corp.	16,861
1,160		Prudential Financial, Inc.	107,926
500		Safeco Corp.	27,840
500		Torchmark Corp.	30,265
1,480		Travelers Cos., Inc.	79,624
400		UnumProvident Corp.	9,516
500	@@	XL Capital Ltd.	25,155

			1,049,183

Internet: 1.2%
300	@	Akamai Technologies, Inc.	10,380
500	@	Amazon.com, Inc.	46,320
1,800	@	eBay, Inc.	59,742
400	@	Expedia, Inc.	12,648
400	@	Google, Inc. - Class A	276,592
500	@	IAC/InterActiveCorp.	13,460
2,122	@	Symantec Corp.	34,249
1,900	@	Yahoo!, Inc.	44,194

			497,585

Investment Companies: 0.0%
300		American Capital Strategies Ltd.	9,888

			9,888

Iron/Steel: 0.1%
100		Allegheny Technologies, Inc.	8,640
400		Nucor Corp.	23,688
200		United States Steel Corp.	24,182

			56,510

Leisure Time: 0.1%
950		Carnival Corp.	42,266
200		Harley-Davidson, Inc.	9,342

			51,608

Lodging: 0.2%
300		Harrah’s Entertainment, Inc.	26,625
700		Marriott International, Inc.	23,926
550		Starwood Hotels & Resorts Worldwide, Inc.	24,217

			74,768

Machinery - Construction & Mining: 0.3%
1,200		Caterpillar, Inc.	87,072
300	@	Terex Corp.	19,671

			106,743

Shares			Value

Machinery - Diversified: 0.3%
300		Cummins, Inc.	$38,211
600		Deere & Co.	55,872
300		Manitowoc Co., Inc.	14,649
250		Rockwell Automation, Inc.	17,240

			125,972

Media: 1.2%
700		CBS Corp. - Class B	19,075
1,000		Clear Channel Communications, Inc.	34,520
2,850	@	Comcast Corp. - Class A	52,041
2,000	@	DIRECTV Group, Inc.	46,240
300		EW Scripps Co.	13,503
420		McGraw-Hill Cos., Inc.	18,400
300		Meredith Corp.	16,494
3,050		News Corp. - Class A	62,495
3,600		Time Warner, Inc.	59,436
1,600	@	Viacom - Class B	70,272
3,950		Walt Disney Co.	127,506

			519,982

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.3%
400		Alcoa, Inc.	14,620
771		Freeport-McMoRan Copper & Gold, Inc.	78,981
400		Newmont Mining Corp.	19,532

			113,133

Miscellaneous Manufacturing: 2.5%
900		3M Co.	75,888
500		Cooper Industries Ltd.	26,440
750		Danaher Corp.	65,805
1,100		Dover Corp.	50,699
650		Eaton Corp.	63,018
15,150		General Electric Co.	561,611
1,250		Honeywell International, Inc.	76,963
900		Illinois Tool Works, Inc.	48,186
300		ITT Corp.	19,812
500		Parker Hannifin Corp.	37,655
400		Textron, Inc.	28,520
875	@@	Tyco International Ltd.	34,694

			1,089,291

Office/Business Equip: 0.1%
2,000		Xerox Corp.	32,380

			32,380

Oil & Gas: 5.2%
600		Anadarko Petroleum Corp.	39,414
500		Apache Corp.	53,770
500		Chesapeake Energy Corp.	19,600
3,943		Chevron Corp.	368,000
2,835		ConocoPhillips	250,331
1,100		Devon Energy Corp.	97,801
500		ENSCO International, Inc.	29,810
9,200		ExxonMobil Corp.	861,948
500		Hess Corp.	50,430
1,300		Marathon Oil Corp.	79,118
400		Murphy Oil Corp.	33,936
400		Noble Corp.	22,604

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas (continued)
350		Noble Energy, Inc.	$27,832
1,500		Occidental Petroleum Corp.	115,485
300		Sunoco, Inc.	21,732
300		Tesoro Petroleum Corp.	14,310
419	@	Transocean, Inc.	59,980
1,000		Valero Energy Corp.	70,030
375		XTO Energy, Inc.	19,260

			2,235,391

Oil & Gas Services: 0.7%
200		Baker Hughes, Inc.	16,220
1,100		Halliburton Co.	41,701
700	@	National Oilwell Varco, Inc.	51,422
1,700		Schlumberger Ltd.	167,229
300		Smith International, Inc.	22,155

			298,727

Packaging & Containers: 0.1%
700		Ball Corp.	31,500
500	@	Pactiv Corp.	13,315

			44,815

Pharmaceuticals: 2.6%
1,600		Abbott Laboratories	89,840
400		Allergan, Inc.	25,696
380		AmerisourceBergen Corp.	17,051
3,300		Bristol-Myers Squibb Co.	87,516
380		Cardinal Health, Inc.	21,945
2,200		Eli Lilly & Co.	117,458
420	@	Express Scripts, Inc.	30,660
300	@	Forest Laboratories, Inc.	10,935
1,600	@	Gilead Sciences, Inc.	73,616
500	@	Medco Health Solutions, Inc.	50,700
3,500		Merck & Co., Inc.	203,385
11,100		Pfizer, Inc.	252,303
2,350		Schering-Plough Corp.	62,604
1,600		Wyeth	70,704

			1,114,413

Pipelines: 0.2%
800		El Paso Corp.	13,792
400		Questar Corp.	21,640
1,150		Williams Cos., Inc.	41,147

			76,579

Real Estate: 0.0%
400	@	CB Richard Ellis Group, Inc.	8,620

			8,620

Retail: 2.5%
300		Abercrombie & Fitch Co.	23,991
300	@	Autozone, Inc.	35,973
300	@	Bed Bath & Beyond, Inc.	8,817
875		Best Buy Co., Inc.	46,069
700	@	Big Lots, Inc.	11,193
1,340	@	Coach, Inc.	40,977
1,000		Costco Wholesale Corp.	69,760
2,303		CVS Caremark Corp.	91,544
650		Darden Restaurants, Inc.	18,012
500		Family Dollar Stores, Inc.	9,615
1,150		Gap, Inc.	24,472
1,870		Home Depot, Inc.	50,378
200		JC Penney Co., Inc.	8,798

Shares			Value

2,800		Lowe’s Cos., Inc.	$63,336
2,150		McDonald’s Corp.	126,657
300		Nordstrom, Inc.	11,019
400		Polo Ralph Lauren Corp.	24,716
500		RadioShack Corp.	8,430
1,200		Staples, Inc.	27,684
1,250	@	Starbucks Corp.	25,588
900		Target Corp.	45,000
300		Tiffany & Co.	13,809
1,300		TJX Cos., Inc.	37,349
500		Walgreen Co.	19,040
3,900		Wal-Mart Stores, Inc.	185,367
500		Wendy’s International, Inc.	12,920
1,400		Yum! Brands, Inc.	53,578

			1,094,092

Savings & Loans: 0.2%
3,900		Hudson City Bancorp., Inc.	58,578
776		Washington Mutual, Inc.	10,561

			69,139

Semiconductors: 1.2%
450		Analog Devices, Inc.	14,265
2,250		Applied Materials, Inc.	39,960
500	@	Broadcom Corp.	13,070
10,000		Intel Corp.	266,600
400		KLA-Tencor Corp.	19,264
400	@	MEMC Electronic Materials, Inc.	35,396
450		National Semiconductor Corp.	10,188
850	@	Nvidia Corp.	28,917
700	@	QLogic Corp.	9,940
2,500		Texas Instruments, Inc.	83,500

			521,100

Software: 1.9%
960	@	Adobe Systems, Inc.	41,021
500	@	Autodesk, Inc.	24,880
750		Automatic Data Processing, Inc.	33,398
450	@	BMC Software, Inc.	16,038
1,650		CA, Inc.	41,168
200	@	Electronic Arts, Inc.	11,682
300		Fidelity National Information Services, Inc.	12,477
400	@	Fiserv, Inc.	22,196
400	@	Intuit, Inc.	12,644
12,400		Microsoft Corp.	441,423
1,800	@	Novell, Inc.	12,366
6,000	@	Oracle Corp.	135,480
300		Paychex, Inc.	10,866

			815,639

Telecommunications: 2.9%
400	@	American Tower Corp.	17,040
9,551		AT&T, Inc.	396,940
1,050		CenturyTel, Inc.	43,533
300	@	Ciena Corp.	10,233
9,300	@	Cisco Systems, Inc.	251,751
2,550		Corning, Inc.	61,175
252		Embarq Corp.	12,482
800	@	JDS Uniphase Corp.	10,640
1,100	@	Juniper Networks, Inc.	36,520
3,210		Motorola, Inc.	51,488
3,100		Qualcomm, Inc.	121,985
2,200	@	Qwest Communications International, Inc.	15,422

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications (continued)
2,846		Sprint Nextel Corp.	$37,368
3,600		Verizon Communications, Inc.	157,284
800		Windstream Corp.	10,416

			1,234,277

Toys/Games/Hobbies: 0.0%
700		Hasbro, Inc.	17,906

			17,906

Transportation: 0.7%
200		Burlington Northern Santa Fe Corp.	16,646
300		CH Robinson Worldwide, Inc.	16,236
980		CSX Corp.	43,100
200		Expeditors International Washington, Inc.	8,936
450		FedEx Corp.	40,127
400		Norfolk Southern Corp.	20,176
450		Union Pacific Corp.	56,529
1,300		United Parcel Service, Inc. - Class B	91,936

			293,686

		Total Common Stock (Cost $20,666,752)	20,435,803

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.1%
2,000		Host Hotels & Resorts, Inc.	34,080

			34,080

Regional Malls: 0.1%
600		General Growth Properties, Inc.	24,708
100		Simon Property Group, Inc.	8,686

			33,394

Warehouse/Industrial: 0.0%
400		Prologis	25,352

			25,352

		Total Real Estate Investment Trusts (Cost $107,058)	92,826

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.6%
Federal National Mortgage Corporation: 36.6%
$16,500,000	^, Z	3.480%, due 06/15/09	$15,698,034

		Total U.S. Government Agency Obligations (Cost $15,452,000)	15,698,034

U.S. TREASURY OBLIGATIONS: 14.8%
U.S. Treasury STRIP: 14.8%
6,682,000	^^	2.597%, due 08/15/09	6,357,749

		Total U.S. Treasury Obligations (Cost $6,341,490)	6,357,749

		Total Long-Term Investments (Cost $42,567,300)	42,584,412

Shares			Value

SHORT-TERM INVESTMENTS: 0.9%
Mutual Fund: 0.7%
300,000	**	ING Institutional Prime Money Market Fund	$300,000

		Total Mutual Fund (Cost $300,000)	300,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$105,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $105,024 to be received upon repurchase (Collateralized by $98,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $107,275, due 01/15/12)		$105,000

	Total Repurchase Agreement (Cost $105,000)		105,000

	Total Short-Term Investments (Cost $405,000)		405,000

	Total Investments in Securities (Cost $42,972,300)*	100.1%	$42,989,412
	Other Assets and Liabilities - Net	(0.1)	(59,867)

	Net Assets	100.0%	$42,929,545

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $43,668,045.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$640,295
Gross Unrealized Depreciation	(1,318,928)

Net Unrealized Depreciation	$(678,633)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 80.0%
Advertising: 0.3%
1,660		Omnicom Group	$78,900

			78,900

Aerospace/Defense: 2.1%
1,480		Boeing Co.	129,441
950		General Dynamics Corp.	84,541
450		Goodrich Corp.	31,775
500		L-3 Communications Holdings, Inc.	52,970
880		Lockheed Martin Corp.	92,629
960		Northrop Grumman Corp.	75,494
200		Rockwell Collins, Inc.	14,394
2,080		United Technologies Corp.	159,203

			640,447

Agriculture: 1.3%
3,980		Altria Group, Inc.	300,808
1,080		Archer-Daniels-Midland Co.	50,144
350		Reynolds American, Inc.	23,086
550		UST, Inc.	30,140

			404,178

Apparel: 0.3%
1,240		Nike, Inc.	79,658
200		VF Corp.	13,732

			93,390

Auto Manufacturers: 0.3%
4,320	@	Ford Motor Co.	29,074
1,050		General Motors Corp.	26,135
437		Paccar, Inc.	23,808

			79,017

Auto Parts & Equipment: 0.2%
1,370		Johnson Controls, Inc.	49,375

			49,375

Banks: 3.6%
7,143		Bank of America Corp.	294,720
900		Bank of New York Mellon Corp.	43,884
1,455		BB&T Corp.	44,625
746		Capital One Financial Corp.	35,256
440		Comerica, Inc.	19,153
450		Commerce Bancorp., Inc.	17,163
450		Fifth Third Bancorp.	11,309
1,380		Keycorp.	32,361
300		M&T Bank Corp.	24,471
2,449		Marshall & Ilsley Corp.	64,850
1,300		National City Corp.	21,398
1,100		Regions Financial Corp.	26,015
790		State Street Corp.	64,148
640		SunTrust Bank	39,994
3,325		Wachovia Corp.	126,450
6,390		Wells Fargo & Co.	192,914
600		Zions Bancorp.	28,014

			1,086,725

Beverages: 2.2%
2,490		Anheuser-Busch Cos., Inc.	130,327
3,150		Coca-Cola Co.	193,316
650	@	Constellation Brands, Inc.	15,366
1,240		Pepsi Bottling Group, Inc.	48,930
3,700		PepsiCo, Inc.	280,830

			668,769

Shares			Value

Biotechnology: 0.7%
1,980	@	Amgen, Inc.	$91,951
400	@	Biogen Idec, Inc.	22,768
700	@	Celgene Corp.	32,347
560	@	Genzyme Corp.	41,686
200	@	Millipore Corp.	14,636

			203,388

Building Materials: 0.2%
2,200		Masco Corp.	47,542

			47,542

Chemicals: 1.9%
730		Air Products & Chemicals, Inc.	72,000
1,380		Dow Chemical Co.	54,400
750		Ecolab, Inc.	38,408
1,850		EI DuPont de Nemours & Co.	81,567
1,180		Monsanto Co.	131,794
450		PPG Industries, Inc.	31,604
750		Praxair, Inc.	66,533
340		Sherwin-Williams Co.	19,734
1,200		Sigma-Aldrich Corp.	65,520

			561,560

Coal: 0.2%
400		Consol Energy, Inc.	28,608
450		Peabody Energy Corp.	27,738

			56,346

Commercial Services: 0.7%
350	@	Apollo Group, Inc. - Class A	24,553
710		McKesson Corp.	46,512
570		Moody’s Corp.	20,349
650		Robert Half International, Inc.	17,576
1,150		RR Donnelley & Sons Co.	43,401
2,250		Western Union Co.	54,630

			207,021

Computers: 4.1%
200	@	Affiliated Computer Services, Inc.	9,020
1,700	@	Apple, Inc.	336,736
750	@	Cognizant Technology Solutions Corp.	25,455
390	@	Computer Sciences Corp.	19,293
5,010	@	Dell, Inc.	122,795
600		Electronic Data Systems Corp.	12,438
4,420	@	EMC Corp.	81,903
5,080		Hewlett-Packard Co.	256,438
2,460		International Business Machines Corp.	265,926
700	@	Lexmark International, Inc.	24,402
700	@	Network Appliance, Inc.	17,472
600	@	Sandisk Corp.	19,902
2,050	@	Sun Microsystems, Inc.	37,167

			1,228,947

Cosmetics/Personal Care: 1.8%
400		Avon Products, Inc.	15,812
1,250		Colgate-Palmolive Co.	97,450
5,842		Procter & Gamble Co.	428,920

			542,182

Diversified Financial Services: 5.3%
1,270		American Express Co.	66,065
634		Ameriprise Financial, Inc.	34,940
410		Bear Stearns Cos., Inc.	36,183
2,150		Charles Schwab Corp.	54,933

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
700		CIT Group, Inc.	$16,821
8,550		Citigroup, Inc.	251,712
80		CME Group, Inc.	54,880
1,350		Countrywide Financial Corp.	12,069
835		Discover Financial Services	12,592
1,150	@	E*Trade Financial Corp.	4,083
1,630		Fannie Mae	65,167
700		Federated Investors, Inc.	28,812
150		Franklin Resources, Inc.	17,165
1,000		Freddie Mac	34,070
910		Goldman Sachs Group, Inc.	195,696
100	@	IntercontinentalExchange, Inc.	19,250
300		Janus Capital Group, Inc.	9,855
6,450		JPMorgan Chase & Co.	281,543
300		Legg Mason, Inc.	21,945
1,360		Lehman Brothers Holdings, Inc.	88,998
1,840		Merrill Lynch & Co., Inc.	98,771
2,020		Morgan Stanley	107,282
580		Nyse Euronext	50,907
750		SLM Corp.	15,105
200		T. Rowe Price Group, Inc.	12,176

			1,591,020

Electric: 2.6%
450		Allegheny Energy, Inc.	28,625
460		Constellation Energy Group, Inc.	47,164
2,100		Dominion Resources, Inc.	99,645
350		DTE Energy Co.	15,386
1,950		Duke Energy Corp.	39,332
750		Entergy Corp.	89,640
1,200		Exelon Corp.	97,968
1,350		FirstEnergy Corp.	97,659
1,300		FPL Group, Inc.	88,114
1,800		PPL Corp.	93,762
750		Public Service Enterprise Group, Inc.	73,680

			770,975

Electrical Components & Equipment: 0.2%
1,150		Emerson Electric Co.	65,159

			65,159

Electronics: 0.7%
830	@	Agilent Technologies, Inc.	30,494
850		Applera Corp. - Applied Biosystems Group	28,832
1,380	@	Thermo Electron Corp.	79,598
1,100	@@	Tyco Electronics Ltd.	40,843
440	@	Waters Corp.	34,791

			214,558

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
200	@	Jacobs Engineering Group, Inc.	19,122

			33,694

Entertainment: 0.1%
400		International Game Technology	17,572

			17,572

Environmental Control: 0.0%
1,400	@	Allied Waste Industries, Inc.	15,428

			15,428

Shares			Value

Food: 1.0%
1,080		General Mills, Inc.	$61,560
250		HJ Heinz Co.	11,670
1,400		Kellogg Co.	73,402
1,169		Kraft Foods, Inc.	38,144
1,860		Kroger Co.	49,681
1,550		Sysco Corp.	48,376
450		WM Wrigley Jr. Co.	26,348

			309,181

Forest Products & Paper: 0.1%
350		International Paper Co.	11,333
400		MeadWestvaco Corp.	12,520

			23,853

Gas: 0.2%
750		Sempra Energy	46,410

			46,410

Hand/Machine Tools: 0.2%
350		Black & Decker Corp.	24,378
410		Snap-On, Inc.	19,778
360		Stanley Works	17,453

			61,609

Healthcare - Products: 2.3%
850		Baxter International, Inc.	49,343
1,600	@	Boston Scientific Corp.	18,608
550	@@	Covidien Ltd.	24,360
350		CR Bard, Inc.	33,180
5,100		Johnson & Johnson	340,170
2,050		Medtronic, Inc.	103,054
400	@	Patterson Cos., Inc.	13,580
950	@	St. Jude Medical, Inc.	38,608
450		Stryker Corp.	33,624
300	@	Varian Medical Systems, Inc.	15,648
200	@	Zimmer Holdings, Inc.	13,230

			683,405

Healthcare - Services: 1.3%
1,060		Aetna, Inc.	61,194
415	@	Coventry Health Care, Inc.	24,589
400	@	Humana, Inc.	30,124
450	@	Laboratory Corp. of America Holdings	33,989
300		Quest Diagnostics	15,870
2,320		UnitedHealth Group, Inc.	135,024
1,140	@	WellPoint, Inc.	100,012

			400,802

Home Builders: 0.2%
650		Centex Corp.	16,419
1,300		D.R. Horton, Inc.	17,121
650		KB Home	14,040

			47,580

Household Products/Wares: 0.5%
200		Clorox Co.	13,034
1,850		Kimberly-Clark Corp.	128,279

			141,313

Housewares: 0.0%
450		Newell Rubbermaid, Inc.	11,646

			11,646

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 4.0%
990	@@	ACE Ltd.	$61,162
800		Aflac, Inc.	50,104
1,370		Allstate Corp.	71,555
700		AMBAC Financial Group, Inc.	18,039
5,070		American International Group, Inc.	295,581
500		AON Corp.	23,845
450		Assurant, Inc.	30,105
1,530		Chubb Corp.	83,507
370		Cigna Corp.	19,880
500		Genworth Financial, Inc.	12,725
460		Hartford Financial Services Group, Inc.	40,107
300		Loews Corp.	15,102
650		Marsh & McLennan Cos., Inc.	17,206
800		MBIA, Inc.	14,904
1,520		Metlife, Inc.	93,662
1,220		Progressive Corp.	23,375
1,230		Prudential Financial, Inc.	114,439
720		Safeco Corp.	40,090
680		Torchmark Corp.	41,160
1,840		Travelers Cos., Inc.	98,992
500		UnumProvident Corp.	11,895
700	@@	XL Capital Ltd.	35,217

			1,212,652

Internet: 2.0%
400	@	Akamai Technologies, Inc.	13,840
600	@	Amazon.com, Inc.	55,584
2,330	@	eBay, Inc.	77,333
450	@	Expedia, Inc.	14,229
500	@	Google, Inc. - Class A	345,740
750	@	IAC/InterActiveCorp.	20,190
2,298	@	Symantec Corp.	37,090
2,000	@	Yahoo!, Inc.	46,520

			610,526

Investment Companies: 0.0%
400		American Capital Strategies Ltd.	13,184

			13,184

Iron/Steel: 0.2%
650		Nucor Corp.	38,493
250		United States Steel Corp.	30,228

			68,721

Leisure Time: 0.2%
1,060		Carnival Corp.	47,159
300		Harley-Davidson, Inc.	14,013

			61,172

Lodging: 0.3%
350		Harrah’s Entertainment, Inc.	31,063
750		Marriott International, Inc.	25,635
710		Starwood Hotels & Resorts Worldwide, Inc.	31,261

			87,959

Machinery - Construction & Mining: 0.4%
1,450		Caterpillar, Inc.	105,212
300	@	Terex Corp.	19,671

			124,883

Machinery - Diversified: 0.5%
300		Cummins, Inc.	38,211
700		Deere & Co.	65,184

Shares			Value

300		Manitowoc Co., Inc.	$14,649
280		Rockwell Automation, Inc.	19,309

			137,353

Media: 2.1%
900		CBS Corp. - Class B	24,525
1,100		Clear Channel Communications, Inc.	37,972
3,350	@	Comcast Corp. - Class A	61,171
2,450	@	DIRECTV Group, Inc.	56,644
300		EW Scripps Co.	13,503
330		McGraw-Hill Cos., Inc.	14,457
300		Meredith Corp.	16,494
3,900		News Corp. - Class A	79,911
4,400		Time Warner, Inc.	72,644
2,000	@	Viacom - Class B	87,840
4,930		Walt Disney Co.	159,140

			624,301

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.4%
450		Alcoa, Inc.	16,448
771		Freeport-McMoRan Copper & Gold, Inc.	78,981
400		Newmont Mining Corp.	19,532

			114,961

Miscellaneous Manufacturing: 4.2%
990		3M Co.	83,477
470		Cooper Industries Ltd.	24,854
830		Danaher Corp.	72,824
1,300		Dover Corp.	59,917
760		Eaton Corp.	73,682
17,830		General Electric Co.	660,958
1,390		Honeywell International, Inc.	85,582
950		Illinois Tool Works, Inc.	50,863
250		ITT Corp.	16,510
700		Parker Hannifin Corp.	52,717
500		Textron, Inc.	35,650
1,050	@@	Tyco International Ltd.	41,633

			1,258,667

Office/Business Equip: 0.1%
2,500		Xerox Corp.	40,475

			40,475

Oil & Gas: 8.8%
760		Anadarko Petroleum Corp.	49,924
650		Apache Corp.	69,901
750		Chesapeake Energy Corp.	29,400
4,575		Chevron Corp.	426,985
3,451		ConocoPhillips	304,723
1,210		Devon Energy Corp.	107,581
450		ENSCO International, Inc.	26,829
10,940		ExxonMobil Corp.	1,024,969
550		Hess Corp.	55,473
1,560		Marathon Oil Corp.	94,942
300		Murphy Oil Corp.	25,452
350		Noble Corp.	19,779
560		Noble Energy, Inc.	44,531
1,950		Occidental Petroleum Corp.	150,131
300		Sunoco, Inc.	21,732
300		Tesoro Petroleum Corp.	14,310

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
589	@	Transocean, Inc.	$84,315
1,160		Valero Energy Corp.	81,235
312		XTO Energy, Inc.	16,024

			2,648,236

Oil & Gas Services: 1.2%
400		Baker Hughes, Inc.	32,440
1,250		Halliburton Co.	47,388
850	@	National Oilwell Varco, Inc.	62,441
1,950		Schlumberger Ltd.	191,822
250		Smith International, Inc.	18,463

			352,554

Packaging & Containers: 0.2%
830		Ball Corp.	37,350
700	@	Pactiv Corp.	18,641

			55,991

Pharmaceuticals: 4.4%
1,950		Abbott Laboratories	109,493
450		Allergan, Inc.	28,908
570		AmerisourceBergen Corp.	25,576
4,000		Bristol-Myers Squibb Co.	106,080
360		Cardinal Health, Inc.	20,790
2,650		Eli Lilly & Co.	141,484
570	@	Express Scripts, Inc.	41,610
300	@	Forest Laboratories, Inc.	10,935
1,880	@	Gilead Sciences, Inc.	86,499
550	@	Medco Health Solutions, Inc.	55,770
4,110		Merck & Co., Inc.	238,832
13,230		Pfizer, Inc.	300,718
2,800		Schering-Plough Corp.	74,592
1,990		Wyeth	87,938

			1,329,225

Pipelines: 0.2%
1,100		El Paso Corp.	18,964
350		Questar Corp.	18,935
1,040		Williams Cos., Inc.	37,211

			75,110

Real Estate: 0.0%
600	@	CB Richard Ellis Group, Inc.	12,930

			12,930

Retail: 4.3%
350		Abercrombie & Fitch Co.	27,990
300	@	Autozone, Inc.	35,973
400	@	Bed Bath & Beyond, Inc.	11,756
935		Best Buy Co., Inc.	49,228
1,400	@	Big Lots, Inc.	22,386
1,360	@	Coach, Inc.	41,589
1,190		Costco Wholesale Corp.	83,014
2,836		CVS Caremark Corp.	112,731
790		Darden Restaurants, Inc.	21,891
900		Family Dollar Stores, Inc.	17,307
1,540		Gap, Inc.	32,771
2,160		Home Depot, Inc.	58,190
310		JC Penney Co., Inc.	13,637
3,290		Lowe’s Cos., Inc.	74,420
2,380		McDonald’s Corp.	140,206
250		Nordstrom, Inc.	9,183
350		Polo Ralph Lauren Corp.	21,627
850		RadioShack Corp.	14,331

Shares			Value

1,245		Staples, Inc.	$28,722
1,730	@	Starbucks Corp.	35,413
980		Target Corp.	49,000
400		Tiffany & Co.	18,412
1,390		TJX Cos., Inc.	39,935
650		Walgreen Co.	24,752
4,730		Wal-Mart Stores, Inc.	224,817
650		Wendy’s International, Inc.	16,796
1,680		Yum! Brands, Inc.	64,294

			1,290,371

Savings & Loans: 0.3%
4,600		Hudson City Bancorp., Inc.	69,092
716		Washington Mutual, Inc.	9,745

			78,837

Semiconductors: 2.1%
380		Analog Devices, Inc.	12,046
2,660		Applied Materials, Inc.	47,242
800	@	Broadcom Corp.	20,912
11,680		Intel Corp.	311,389
400		KLA-Tencor Corp.	19,264
450	@	MEMC Electronic Materials, Inc.	39,821
700		National Semiconductor Corp.	15,848
1,175	@	Nvidia Corp.	39,974
1,050	@	QLogic Corp.	14,910
3,000		Texas Instruments, Inc.	100,200

			621,606

Software: 3.3%
750	@	Adobe Systems, Inc.	32,048
820	@	Autodesk, Inc.	40,803
960		Automatic Data Processing, Inc.	42,749
380	@	BMC Software, Inc.	13,543
1,990		CA, Inc.	49,651
300	@	Electronic Arts, Inc.	17,523
400		Fidelity National Information Services, Inc.	16,636
640	@	Fiserv, Inc.	35,514
600	@	Intuit, Inc.	18,966
14,860		Microsoft Corp.	528,993
2,300	@	Novell, Inc.	15,801
7,220	@	Oracle Corp.	163,028
310		Paychex, Inc.	11,228

			986,483

Telecommunications: 4.8%
300	@	American Tower Corp.	12,780
11,314		AT&T, Inc.	470,210
1,060		CenturyTel, Inc.	43,948
400	@	Ciena Corp.	13,644
10,700	@	Cisco Systems, Inc.	289,649
3,190		Corning, Inc.	76,528
251		Embarq Corp.	12,432
1,150	@	JDS Uniphase Corp.	15,295
1,050	@	Juniper Networks, Inc.	34,860
3,590		Motorola, Inc.	57,584
3,720		Qualcomm, Inc.	146,382
3,200	@	Qwest Communications International, Inc.	22,432
3,433		Sprint Nextel Corp.	45,075
4,150		Verizon Communications, Inc.	181,314
850		Windstream Corp.	11,067

			1,433,200

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Toys/Games/Hobbies: 0.1%
750		Hasbro, Inc.	$19,185

			19,185

Transportation: 1.2%
200		Burlington Northern Santa Fe Corp.	16,646
300		CH Robinson Worldwide, Inc.	16,236
1,400		CSX Corp.	61,572
300		Expeditors International Washington, Inc.	13,404
560		FedEx Corp.	49,935
440		Norfolk Southern Corp.	22,194
700		Union Pacific Corp.	87,934
1,500		United Parcel Service, Inc. - Class B	106,080
			374,001

		Total Common Stock (Cost $24,212,161)	24,028,445

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Hotels: 0.1%
2,550		Host Hotels & Resorts, Inc.	43,452

			43,452

Regional Malls: 0.2%
800		General Growth Properties, Inc.	32,944
200		Simon Property Group, Inc.	17,372

			50,316

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.1%
350		Prologis	22,183
			22,183

		Total Real Estate Investment Trusts (Cost $151,845)	130,633

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.4%
Other U.S. Agency Obligations: 2.4%
$840,000	Z	Financing Corp., 3.760%, due 10/06/11	$734,569

		Total U.S. Government Agency Obligations (Cost $712,971)	734,569

U.S. TREASURY OBLIGATIONS: 16.5%
U.S. Treasury STRIP: 16.5%
5,583,000	^	2.812%, due 08/15/11	4,967,670

		Total U.S. Treasury Obligations (Cost $4,960,199)	4,967,670

		Total Long-Term Investments (Cost $30,037,176)	29,861,317

Shares			Value

SHORT-TERM INVESTMENTS: 1.0%
Mutual Fund: 0.5%
150,000	**	ING Institutional Prime Money Market Fund	$150,000

		Total Mutual Fund (Cost $150,000)	150,000

Principal Amount			Value
Repurchase Agreement: 0.5%
$146,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $146,034 to be received upon repurchase (Collateralized by $137,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $149,966, due 01/15/12)		$146,000

	Total Repurchase Agreement (Cost $146,000)		146,000

	Total Short-Term Investments (Cost $296,000)		296,000

	Total Investments in Securities (Cost $30,333,176)*	100.3%	$30,157,317
	Other Assets and Liabilities - Net	(0.3)	(101,137)

	Net Assets	100.0%	$30,056,180

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $31,387,572.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$168,969
Gross Unrealized Depreciation	(1,399,224)

Net Unrealized Depreciation	$(1,230,255)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 65.5%
Advertising: 0.2%
2,452		Omnicom Group	$116,544

			116,544

Aerospace/Defense: 1.7%
2,439		Boeing Co.	213,315
1,500		General Dynamics Corp.	133,485
700		Goodrich Corp.	49,427
699		L-3 Communications Holdings, Inc.	74,052
1,525		Lockheed Martin Corp.	160,522
1,659		Northrop Grumman Corp.	130,464
300		Rockwell Collins, Inc.	21,591
3,530		United Technologies Corp.	270,186

			1,053,042

Agriculture: 1.1%
6,460		Altria Group, Inc.	488,247
1,613		Archer-Daniels-Midland Co.	74,892
796		Reynolds American, Inc.	52,504
980		UST, Inc.	53,704

			669,347

Apparel: 0.3%
2,248		Nike, Inc.	144,412
300		VF Corp.	20,598

			165,010

Auto Manufacturers: 0.2%
7,201	@	Ford Motor Co.	48,463
1,300		General Motors Corp.	32,357
855		Paccar, Inc.	46,580

			127,400

Auto Parts & Equipment: 0.1%
2,231		Johnson Controls, Inc.	80,405

			80,405

Banks: 2.9%
11,669		Bank of America Corp.	481,463
1,900		Bank of New York Mellon Corp.	92,644
2,280		BB&T Corp.	69,928
1,371		Capital One Financial Corp.	64,793
721		Comerica, Inc.	31,385
800		Commerce Bancorp., Inc.	30,512
1,000		Fifth Third Bancorp.	25,130
1,704		Keycorp.	39,959
600		M&T Bank Corp.	48,942
3,898		Marshall & Ilsley Corp.	103,219
2,100		National City Corp.	34,566
2,010		Regions Financial Corp.	47,537
1,138		State Street Corp.	92,406
831		SunTrust Bank	51,929
5,555		Wachovia Corp.	211,257
10,634		Wells Fargo & Co.	321,040
700		Zions Bancorp.	32,683

			1,779,393

Beverages: 1.9%
4,205		Anheuser-Busch Cos., Inc.	220,090
5,443		Coca-Cola Co.	334,037
1,800	@	Constellation Brands, Inc.	42,552
2,147		Pepsi Bottling Group, Inc.	84,721
6,177		PepsiCo, Inc.	468,834

			1,150,234

Shares			Value

Biotechnology: 0.5%
2,818	@	Amgen, Inc.	$130,868
660	@	Biogen Idec, Inc.	37,567
1,160	@	Celgene Corp.	53,604
812	@	Genzyme Corp.	60,445
600	@	Millipore Corp.	43,908

			326,392

Building Materials: 0.1%
3,383		Masco Corp.	73,107

			73,107

Chemicals: 1.4%
1,162		Air Products & Chemicals, Inc.	114,608
2,092		Dow Chemical Co.	82,467
1,400		Ecolab, Inc.	71,694
3,080		EI DuPont de Nemours & Co.	135,797
1,838		Monsanto Co.	205,286
553		PPG Industries, Inc.	38,837
1,100		Praxair, Inc.	97,581
493		Sherwin-Williams Co.	28,614
1,600		Sigma-Aldrich Corp.	87,360

			862,244

Coal: 0.1%
500		Consol Energy, Inc.	35,760
500		Peabody Energy Corp.	30,820

			66,580

Commercial Services: 0.6%
560	@	Apollo Group, Inc. - Class A	39,284
1,234		McKesson Corp.	80,839
1,176		Moody’s Corp.	41,983
1,000		Robert Half International, Inc.	27,040
2,000		RR Donnelley & Sons Co.	75,480
2,957		Western Union Co.	71,796

			336,422

Computers: 3.3%
400	@	Affiliated Computer Services, Inc.	18,040
2,700	@	Apple, Inc.	534,816
1,200	@	Cognizant Technology Solutions Corp.	40,728
416	@	Computer Sciences Corp.	20,580
8,223	@	Dell, Inc.	201,546
1,000		Electronic Data Systems Corp.	20,730
6,853	@	EMC Corp.	126,986
8,153		Hewlett-Packard Co.	411,563
4,170		International Business Machines Corp.	450,777
827	@	Lexmark International, Inc.	28,829
1,200	@	Network Appliance, Inc.	29,952
1,080	@	Sandisk Corp.	35,824
3,305	@	Sun Microsystems, Inc.	59,920

			1,980,291

Cosmetics/Personal Care: 1.5%
800		Avon Products, Inc.	31,624
2,108		Colgate-Palmolive Co.	164,340
9,318		Procter & Gamble Co.	684,128

			880,092

Diversified Financial Services: 4.5%
2,098		American Express Co.	109,138
1,075		Ameriprise Financial, Inc.	59,243
486		Bear Stearns Cos., Inc.	42,890
3,140		Charles Schwab Corp.	80,227

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
1,206		CIT Group, Inc.	$28,980
14,655		Citigroup, Inc.	431,443
190		CME Group, Inc.	130,340
1,940		Countrywide Financial Corp.	17,344
1,662		Discover Financial Services	25,063
1,500	@	E*Trade Financial Corp.	5,325
2,698		Fannie Mae	107,866
1,000		Federated Investors, Inc.	41,160
416		Franklin Resources, Inc.	47,603
2,180		Freddie Mac	74,273
1,616		Goldman Sachs Group, Inc.	347,521
200	@	IntercontinentalExchange, Inc.	38,500
600		Janus Capital Group, Inc.	19,710
10,640		JPMorgan Chase & Co.	464,436
500		Legg Mason, Inc.	36,575
2,294		Lehman Brothers Holdings, Inc.	150,119
2,982		Merrill Lynch & Co., Inc.	160,074
3,325		Morgan Stanley	176,591
680		Nyse Euronext	59,684
1,498		SLM Corp.	30,170
400		T. Rowe Price Group, Inc.	24,352

			2,708,627

Electric: 2.2%
800		Allegheny Energy, Inc.	50,888
705		Constellation Energy Group, Inc.	72,284
3,500		Dominion Resources, Inc.	166,075
700		DTE Energy Co.	30,772
3,400		Duke Energy Corp.	68,578
1,400		Entergy Corp.	167,328
2,100		Exelon Corp.	171,444
2,252		FirstEnergy Corp.	162,910
2,300		FPL Group, Inc.	155,894
2,900		PPL Corp.	151,061
1,338		Public Service Enterprise Group, Inc.	131,445

			1,328,679

Electrical Components & Equipment: 0.2%
1,942		Emerson Electric Co.	110,034

			110,034

Electronics: 0.6%
1,376	@	Agilent Technologies, Inc.	50,554
1,400		Applera Corp. - Applied Biosystems Group	47,488
2,247	@	Thermo Electron Corp.	129,607
1,800	@@	Tyco Electronics Ltd.	66,834
722	@	Waters Corp.	57,089

			351,572

Engineering & Construction: 0.2%
300		Fluor Corp.	43,716
500	@	Jacobs Engineering Group, Inc.	47,805

			91,521

Entertainment: 0.1%
1,010		International Game Technology	44,369

			44,369

Environmental Control: 0.0%
2,400	@	Allied Waste Industries, Inc.	26,448

			26,448

Shares			Value

Food: 0.8%
1,746		General Mills, Inc.	$99,522
588		HJ Heinz Co.	27,448
2,200		Kellogg Co.	115,346
2,069		Kraft Foods, Inc.	67,511
2,752		Kroger Co.	73,506
2,500		Sysco Corp.	78,025
800		WM Wrigley Jr. Co.	46,840

			508,198

Forest Products & Paper: 0.1%
740		International Paper Co.	23,961
700		MeadWestvaco Corp.	21,910

			45,871

Gas: 0.1%
1,200		Sempra Energy	74,256

			74,256

Hand/Machine Tools: 0.2%
426		Black & Decker Corp.	29,671
859		Snap-On, Inc.	41,438
508		Stanley Works	24,628

			95,737

Healthcare - Products: 1.9%
1,443		Baxter International, Inc.	83,766
2,500	@	Boston Scientific Corp.	29,075
1,400	@@	Covidien Ltd.	62,006
500		CR Bard, Inc.	47,400
8,459		Johnson & Johnson	564,215
3,300		Medtronic, Inc.	165,891
700	@	Patterson Cos., Inc.	23,765
1,500	@	St. Jude Medical, Inc.	60,960
800		Stryker Corp.	59,776
500	@	Varian Medical Systems, Inc.	26,080
420	@	Zimmer Holdings, Inc.	27,783

			1,150,717

Healthcare - Services: 1.1%
1,684		Aetna, Inc.	97,217
700	@	Coventry Health Care, Inc.	41,475
776	@	Humana, Inc.	58,441
554	@	Laboratory Corp. of America Holdings	41,844
500		Quest Diagnostics	26,450
4,270		UnitedHealth Group, Inc.	248,514
1,948	@	WellPoint, Inc.	170,898

			684,839

Home Builders: 0.1%
1,100		Centex Corp.	27,786
2,000		D.R. Horton, Inc.	26,340
1,100		KB Home	23,760

			77,886

Household Products/Wares: 0.4%
400		Clorox Co.	26,068
3,004		Kimberly-Clark Corp.	208,297

			234,365

Housewares: 0.0%
800		Newell Rubbermaid, Inc.	20,704

			20,704

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 3.3%
1,639	@@	ACE Ltd.	$101,257
1,256		Aflac, Inc.	78,663
2,264		Allstate Corp.	118,249
1,055		AMBAC Financial Group, Inc.	27,187
8,343		American International Group, Inc.	486,397
1,180		AON Corp.	56,274
700		Assurant, Inc.	46,830
2,584		Chubb Corp.	141,035
739		Cigna Corp.	39,706
800		Genworth Financial, Inc.	20,360
722		Hartford Financial Services Group, Inc.	62,951
500		Loews Corp.	25,170
1,100		Marsh & McLennan Cos., Inc.	29,117
1,393		MBIA, Inc.	25,952
2,672		Metlife, Inc.	164,649
1,732		Progressive Corp.	33,185
2,143		Prudential Financial, Inc.	199,385
1,159		Safeco Corp.	64,533
819		Torchmark Corp.	49,574
2,717		Travelers Cos., Inc.	146,175
900		UnumProvident Corp.	21,411
800	@@	XL Capital Ltd.	40,248

			1,978,308

Internet: 1.5%
500	@	Akamai Technologies, Inc.	17,300
840	@	Amazon.com, Inc.	77,818
3,864	@	eBay, Inc.	128,246
800	@	Expedia, Inc.	25,296
680	@	Google, Inc. - Class A	470,206
1,400	@	IAC/InterActiveCorp.	37,688
3,941	@	Symantec Corp.	63,608
3,700	@	Yahoo!, Inc.	86,062

			906,224

Investment Companies: 0.0%
500		American Capital Strategies Ltd.	16,480

			16,480

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	17,280
734		Nucor Corp.	43,467
493		United States Steel Corp.	59,609

			120,356

Leisure Time: 0.2%
2,164		Carnival Corp.	96,276
400		Harley-Davidson, Inc.	18,684

			114,960

Lodging: 0.2%
500		Harrah’s Entertainment, Inc.	44,375
1,200		Marriott International, Inc.	41,016
1,365		Starwood Hotels & Resorts Worldwide, Inc.	60,101

			145,492

Machinery - Construction & Mining: 0.3%
2,380		Caterpillar, Inc.	172,693
500	@	Terex Corp.	32,785

			205,478

Machinery - Diversified: 0.4%
408		Cummins, Inc.	51,967
1,240		Deere & Co.	115,469

Shares			Value

500		Manitowoc Co., Inc.	$24,415
438		Rockwell Automation, Inc.	30,204

			222,055

Media: 1.6%
1,400		CBS Corp. - Class B	38,150
1,540		Clear Channel Communications, Inc.	53,161
5,570	@	Comcast Corp. - Class A	101,708
3,900	@	DIRECTV Group, Inc.	90,168
500		EW Scripps Co.	22,505
700		McGraw-Hill Cos., Inc.	30,667
500		Meredith Corp.	27,490
6,040		News Corp. - Class A	123,760
7,800		Time Warner, Inc.	128,778
3,200	@	Viacom - Class B	140,544
7,314		Walt Disney Co.	236,096

			993,027

Mining: 0.3%
800		Alcoa, Inc.	29,240
1,436		Freeport-McMoRan Copper & Gold, Inc.	147,104
500		Newmont Mining Corp.	24,415

			200,759

Miscellaneous Manufacturing: 3.5%
1,750		3M Co.	147,560
1,086		Cooper Industries Ltd.	57,428
1,472		Danaher Corp.	129,153
2,200		Dover Corp.	101,398
1,278		Eaton Corp.	123,902
29,263		General Electric Co.	1,084,779
2,186		Honeywell International, Inc.	134,592
1,500		Illinois Tool Works, Inc.	80,310
564		ITT Corp.	37,247
1,039		Parker Hannifin Corp.	78,247
700		Textron, Inc.	49,910
2,100	@@	Tyco International Ltd.	83,265

			2,107,791

Office/Business Equip: 0.1%
3,900		Xerox Corp.	63,141

			63,141

Oil & Gas: 7.3%
1,142		Anadarko Petroleum Corp.	75,018
1,000		Apache Corp.	107,540
1,500		Chesapeake Energy Corp.	58,800
7,681		Chevron Corp.	716,868
5,472		ConocoPhillips	483,178
2,040		Devon Energy Corp.	181,376
1,100		ENSCO International, Inc.	65,582
200		EOG Resources, Inc.	17,850
17,895		ExxonMobil Corp.	1,676,583
1,200		Hess Corp.	121,032
2,554		Marathon Oil Corp.	155,436
500		Murphy Oil Corp.	42,420
700		Noble Corp.	39,557
670		Noble Energy, Inc.	53,278
3,264		Occidental Petroleum Corp.	251,295
500		Sunoco, Inc.	36,220
500		Tesoro Petroleum Corp.	23,850
909	@	Transocean, Inc.	130,123
1,966		Valero Energy Corp.	137,679
575		XTO Energy, Inc.	29,532

			4,403,217

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas Services: 1.0%
400		Baker Hughes, Inc.	$32,440
2,264		Halliburton Co.	85,828
1,400	@	National Oilwell Varco, Inc.	102,844
3,340		Schlumberger Ltd.	328,556
600		Smith International, Inc.	44,310

			593,978

Packaging & Containers: 0.1%
1,336		Ball Corp.	60,120
1,000	@	Pactiv Corp.	26,630

			86,750

Pharmaceuticals: 3.6%
3,240		Abbott Laboratories	181,926
900		Allergan, Inc.	57,816
766		AmerisourceBergen Corp.	34,370
6,500		Bristol-Myers Squibb Co.	172,380
503		Cardinal Health, Inc.	29,048
4,300		Eli Lilly & Co.	229,577
820	@	Express Scripts, Inc.	59,860
503	@	Forest Laboratories, Inc.	18,334
3,242	@	Gilead Sciences, Inc.	149,164
1,100	@	Medco Health Solutions, Inc.	111,540
6,801		Merck & Co., Inc.	395,206
21,835		Pfizer, Inc.	496,310
4,620		Schering-Plough Corp.	123,077
3,234		Wyeth	142,910

			2,201,518

Pipelines: 0.3%
1,800		El Paso Corp.	31,032
900		Questar Corp.	48,690
1,908		Williams Cos., Inc.	68,268

			147,990

Real Estate: 0.0%
900	@	CB Richard Ellis Group, Inc.	19,395

			19,395

Retail: 3.5%
500		Abercrombie & Fitch Co.	39,985
470	@	Autozone, Inc.	56,358
800	@	Bed Bath & Beyond, Inc.	23,512
1,635		Best Buy Co., Inc.	86,083
2,100	@	Big Lots, Inc.	33,579
2,178	@	Coach, Inc.	66,603
2,134		Costco Wholesale Corp.	148,868
4,535		CVS Caremark Corp.	180,266
957		Darden Restaurants, Inc.	26,518
1,140		Family Dollar Stores, Inc.	21,922
2,303		Gap, Inc.	49,008
3,541		Home Depot, Inc.	95,395
484		JC Penney Co., Inc.	21,291
5,086		Lowe’s Cos., Inc.	115,045
3,775		McDonald’s Corp.	222,385
502		Nordstrom, Inc.	18,438
500		Polo Ralph Lauren Corp.	30,895
1,300		RadioShack Corp.	21,918
2,232		Staples, Inc.	51,492
2,544	@	Starbucks Corp.	52,076
1,754		Target Corp.	87,700
700		Tiffany & Co.	32,221
2,508		TJX Cos., Inc.	72,055

Shares			Value

1,000		Walgreen Co.	$38,080
7,680		Wal-Mart Stores, Inc.	365,030
1,200		Wendy’s International, Inc.	31,008
2,752		Yum! Brands, Inc.	105,319

			2,093,050

Savings & Loans: 0.2%
7,700		Hudson City Bancorp., Inc.	115,654
1,554		Washington Mutual, Inc.	21,150

			136,804

Semiconductors: 1.7%
1,302		Analog Devices, Inc.	41,273
4,445		Applied Materials, Inc.	78,943
900	@	Broadcom Corp.	23,526
19,714		Intel Corp.	525,575
700		KLA-Tencor Corp.	33,712
700	@	MEMC Electronic Materials, Inc.	61,943
991		National Semiconductor Corp.	22,436
1,750	@	Nvidia Corp.	59,535
1,500	@	QLogic Corp.	21,300
5,000		Texas Instruments, Inc.	167,000

			1,035,243

Software: 2.7%
1,416	@	Adobe Systems, Inc.	60,506
1,022	@	Autodesk, Inc.	50,855
1,481		Automatic Data Processing, Inc.	65,949
825	@	BMC Software, Inc.	29,403
3,551		CA, Inc.	88,597
500	@	Electronic Arts, Inc.	29,205
800		Fidelity National Information Services, Inc.	33,272
931	@	Fiserv, Inc.	51,661
1,000	@	Intuit, Inc.	31,610
24,764		Microsoft Corp.	881,596
3,800	@	Novell, Inc.	26,106
11,605	@	Oracle Corp.	262,041
426		Paychex, Inc.	15,430

			1,626,231

Telecommunications: 4.0%
700	@	American Tower Corp.	29,820
18,625		AT&T, Inc.	774,055
1,808		CenturyTel, Inc.	74,960
500	@	Ciena Corp.	17,055
18,245	@	Cisco Systems, Inc.	493,892
5,150		Corning, Inc.	123,549
465		Embarq Corp.	23,031
1,500	@	JDS Uniphase Corp.	19,950
2,200	@	Juniper Networks, Inc.	73,040
6,013		Motorola, Inc.	96,449
6,134		Qualcomm, Inc.	241,373
4,800	@	Qwest Communications International, Inc.	33,648
6,302		Sprint Nextel Corp.	82,745
6,783		Verizon Communications, Inc.	296,349
1,800		Windstream Corp.	23,436

			2,403,352

Toys/Games/Hobbies: 0.1%
1,400		Hasbro, Inc.	35,812

			35,812

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Transportation: 1.0%
300		Burlington Northern Santa Fe Corp.	$24,969
500		CH Robinson Worldwide, Inc.	27,060
2,164		CSX Corp.	95,173
500		Expeditors International Washington, Inc.	22,340
986		FedEx Corp.	87,922
844		Norfolk Southern Corp.	42,571
1,020		Union Pacific Corp.	128,132
2,400		United Parcel Service, Inc. - Class B	169,728

			597,895

		Total Common Stock (Cost $40,368,453)	39,675,632

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Hotels: 0.1%
3,900		Host Hotels & Resorts, Inc.	66,456

			66,456

Regional Malls: 0.1%
1,200		General Growth Properties, Inc.	49,416
300		Simon Property Group, Inc.	26,058

			75,474

Storage: 0.1%
300		Public Storage, Inc.	22,023

			22,023

Warehouse/Industrial: 0.1%
700		Prologis	44,366

			44,366

		Total Real Estate Investment Trusts (Cost $240,380)	208,319

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.0%
Federal National Mortgage Corporation: 4.0%
$2,840,000	^, Z	3.910%, due 02/12/12	$2,441,554

		Total U.S. Government Agency Obligations (Cost $2,402,758)	2,441,554

U.S. TREASURY OBLIGATIONS: 29.3%
U.S. Treasury STRIP: 29.3%
20,420,000	^	3.007%, due 02/15/12	17,763,256

		Total U.S. Treasury Obligations (Cost $17,497,619)	17,763,256

		Total Long-Term Investments (Cost $60,509,210)	60,088,761

Shares			Value

SHORT-TERM INVESTMENTS: 0.9%
Mutual Fund: 0.7%
450,000	**	ING Institutional Prime Money Market Fund	$450,000

		Total Mutual Fund (Cost $450,000)	450,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$119,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $119,027 to be received upon repurchase (Collateralized by $111,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $121,505, due 01/15/12)		$119,000

	Total Repurchase Agreement (Cost $119,000)		119,000

	Total Short-Term Investments (Cost $569,000)		569,000

	Total Investments in Securities (Cost $61,078,210)*	100.1%	$60,657,761
	Other Assets and Liabilities - Net	(0.1)	(83,658)

	Net Assets	100.0%	$60,574,103

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $62,475,615.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$905,929
Gross Unrealized Depreciation	(2,723,783)

Net Unrealized Depreciation	$(1,817,854)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 63.5%
Advertising: 0.2%
1,670		Omnicom Group	$79,375

			79,375

Aerospace/Defense: 1.7%
1,660		Boeing Co.	145,184
940		General Dynamics Corp.	83,651
550		Goodrich Corp.	38,836
460		L-3 Communications Holdings, Inc.	48,732
1,050		Lockheed Martin Corp.	110,523
1,216		Northrop Grumman Corp.	95,626
200		Rockwell Collins, Inc.	14,394
2,340		United Technologies Corp.	179,104

			716,050

Agriculture: 1.1%
4,250		Altria Group, Inc.	321,215
1,130		Archer-Daniels-Midland Co.	52,466
490		Reynolds American, Inc.	32,320
660		UST, Inc.	36,168

			442,169

Apparel: 0.3%
1,470		Nike, Inc.	94,433
200		VF Corp.	13,732

			108,165

Auto Manufacturers: 0.2%
4,650	@	Ford Motor Co.	31,295
1,100		General Motors Corp.	27,379
635		Paccar, Inc.	34,595

			93,269

Auto Parts & Equipment: 0.1%
1,630		Johnson Controls, Inc.	58,745

			58,745

Banks: 2.9%
7,725		Bank of America Corp.	318,734
1,100		Bank of New York Mellon Corp.	53,636
1,590		BB&T Corp.	48,765
794		Capital One Financial Corp.	37,524
460		Comerica, Inc.	20,024
450		Commerce Bancorp., Inc.	17,163
550		Fifth Third Bancorp.	13,822
1,250		Keycorp.	29,313
400		M&T Bank Corp.	32,628
2,548		Marshall & Ilsley Corp.	67,471
1,300		National City Corp.	21,398
1,232		Regions Financial Corp.	29,137
830		State Street Corp.	67,396
700		SunTrust Bank	43,743
3,646		Wachovia Corp.	138,657
7,160		Wells Fargo & Co.	216,160
650		Zions Bancorp.	30,349

			1,185,920

Beverages: 1.8%
2,890		Anheuser-Busch Cos., Inc.	151,263
3,550		Coca-Cola Co.	217,864
1,050	@	Constellation Brands, Inc.	24,822
1,310		Pepsi Bottling Group, Inc.	51,693
3,980		PepsiCo, Inc.	302,082

			747,724

Shares			Value

Biotechnology: 0.6%
1,920	@	Amgen, Inc.	$89,165
470	@	Biogen Idec, Inc.	26,752
810	@	Celgene Corp.	37,430
610	@	Genzyme Corp.	45,408
400	@	Millipore Corp.	29,272

			228,027

Building Materials: 0.1%
2,160		Masco Corp.	46,678

			46,678

Chemicals: 1.5%
770		Air Products & Chemicals, Inc.	75,945
1,360		Dow Chemical Co.	53,611
1,000		Ecolab, Inc.	51,210
2,040		EI DuPont de Nemours & Co.	89,944
1,280		Monsanto Co.	142,963
430		PPG Industries, Inc.	30,199
800		Praxair, Inc.	70,968
330		Sherwin-Williams Co.	19,153
1,300		Sigma-Aldrich Corp.	70,980

			604,973

Coal: 0.1%
350		Consol Energy, Inc.	25,032
550		Peabody Energy Corp.	33,902

			58,934

Commercial Services: 0.5%
310	@	Apollo Group, Inc. - Class A	21,747
720		McKesson Corp.	47,167
630		Moody’s Corp.	22,491
650		Robert Half International, Inc.	17,576
900		RR Donnelley & Sons Co.	33,966
1,790		Western Union Co.	43,461

			186,408

Computers: 3.2%
300	@	Affiliated Computer Services, Inc.	13,530
1,850	@	Apple, Inc.	366,448
850	@	Cognizant Technology Solutions Corp.	28,849
460	@	Computer Sciences Corp.	22,756
5,450	@	Dell, Inc.	133,580
700		Electronic Data Systems Corp.	14,511
4,610	@	EMC Corp.	85,423
5,510		Hewlett-Packard Co.	278,145
2,820		International Business Machines Corp.	304,842
480	@	Lexmark International, Inc.	16,733
700	@	Network Appliance, Inc.	17,472
610	@	Sandisk Corp.	20,234
1,765	@	Sun Microsystems, Inc.	31,999

			1,334,522

Cosmetics/Personal Care: 1.4%
450		Avon Products, Inc.	17,789
1,210		Colgate-Palmolive Co.	94,332
6,303		Procter & Gamble Co.	462,766

			574,887

Diversified Financial Services: 4.3%
1,390		American Express Co.	72,308
484		Ameriprise Financial, Inc.	26,673
270		Bear Stearns Cos., Inc.	23,828
2,480		Charles Schwab Corp.	63,364

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
930		CIT Group, Inc.	$22,348
9,500		Citigroup, Inc.	279,680
140		CME Group, Inc.	96,040
1,320		Countrywide Financial Corp.	11,801
780		Discover Financial Services	11,762
1,320	@	E*Trade Financial Corp.	4,686
1,950		Fannie Mae	77,961
650		Federated Investors, Inc.	26,754
230		Franklin Resources, Inc.	26,319
1,060		Freddie Mac	36,114
1,090		Goldman Sachs Group, Inc.	234,405
100	@	IntercontinentalExchange, Inc.	19,250
430		Janus Capital Group, Inc.	14,126
7,030		JPMorgan Chase & Co.	306,860
200		Legg Mason, Inc.	14,630
1,530		Lehman Brothers Holdings, Inc.	100,123
1,950		Merrill Lynch & Co., Inc.	104,676
2,060		Morgan Stanley	109,407
560		Nyse Euronext	49,151
1,020		SLM Corp.	20,543
200		T. Rowe Price Group, Inc.	12,176

			1,764,985

Electric: 2.1%
450		Allegheny Energy, Inc.	28,625
480		Constellation Energy Group, Inc.	49,214
2,300		Dominion Resources, Inc.	109,135
550		DTE Energy Co.	24,178
2,250		Duke Energy Corp.	45,383
900		Entergy Corp.	107,568
1,350		Exelon Corp.	110,214
1,500		FirstEnergy Corp.	108,510
1,450		FPL Group, Inc.	98,281
1,950		PPL Corp.	101,576
960		Public Service Enterprise Group, Inc.	94,310

			876,994

Electrical Components & Equipment: 0.2%
1,320		Emerson Electric Co.	74,791

			74,791

Electronics: 0.5%
810	@	Agilent Technologies, Inc.	29,759
1,000		Applera Corp. - Applied Biosystems Group	33,920
1,510	@	Thermo Electron Corp.	87,097
1,125	@@	Tyco Electronics Ltd.	41,771
410	@	Waters Corp.	32,419

			224,966

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
200	@	Jacobs Engineering Group, Inc.	19,122

			33,694

Entertainment: 0.1%
520		International Game Technology	22,844

			22,844

Environmental Control: 0.0%
1,650	@	Allied Waste Industries, Inc.	18,183

			18,183

Shares			Value

Food: 0.8%
1,100		General Mills, Inc.	$62,700
370		HJ Heinz Co.	17,272
1,650		Kellogg Co.	86,510
1,340		Kraft Foods, Inc.	43,724
1,770		Kroger Co.	47,277
1,700		Sysco Corp.	53,057
650		WM Wrigley Jr. Co.	38,058

			348,598

Forest Products & Paper: 0.1%
480		International Paper Co.	15,542
400		MeadWestvaco Corp.	12,520

			28,062

Gas: 0.1%
650		Sempra Energy	40,222

			40,222

Hand/Machine Tools: 0.2%
350		Black & Decker Corp.	24,378
490		Snap-On, Inc.	23,638
520		Stanley Works	25,210

			73,226

Healthcare - Products: 1.8%
930		Baxter International, Inc.	53,987
1,650	@	Boston Scientific Corp.	19,190
625	@@	Covidien Ltd.	27,681
350		CR Bard, Inc.	33,180
5,490		Johnson & Johnson	366,183
2,100		Medtronic, Inc.	105,567
400	@	Patterson Cos., Inc.	13,580
800	@	St. Jude Medical, Inc.	32,512
650		Stryker Corp.	48,568
300	@	Varian Medical Systems, Inc.	15,648
180	@	Zimmer Holdings, Inc.	11,907

			728,003

Healthcare - Services: 1.1%
1,060		Aetna, Inc.	61,194
555	@	Coventry Health Care, Inc.	32,884
550	@	Humana, Inc.	41,421
380	@	Laboratory Corp. of America Holdings	28,701
300		Quest Diagnostics	15,870
2,710		UnitedHealth Group, Inc.	157,722
1,280	@	WellPoint, Inc.	112,294

			450,086

Home Builders: 0.1%
850		Centex Corp.	21,471
1,300		D.R. Horton, Inc.	17,121
850		KB Home	18,360

			56,952

Household Products/Wares: 0.4%
300		Clorox Co.	19,551
1,860		Kimberly-Clark Corp.	128,972

			148,523

Housewares: 0.0%
600		Newell Rubbermaid, Inc.	15,528

			15,528

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 3.2%
1,060	@@	ACE Ltd.	$65,487
800		Aflac, Inc.	50,104
1,500		Allstate Corp.	78,345
650		AMBAC Financial Group, Inc.	16,751
5,650		American International Group, Inc.	329,395
620		AON Corp.	29,568
550		Assurant, Inc.	36,795
1,740		Chubb Corp.	94,969
590		Cigna Corp.	31,701
500		Genworth Financial, Inc.	12,725
540		Hartford Financial Services Group, Inc.	47,083
350		Loews Corp.	17,619
650		Marsh & McLennan Cos., Inc.	17,206
960		MBIA, Inc.	17,885
1,730		Metlife, Inc.	106,603
1,220		Progressive Corp.	23,375
1,390		Prudential Financial, Inc.	129,326
490		Safeco Corp.	27,283
660		Torchmark Corp.	39,950
1,740		Travelers Cos., Inc.	93,612
600		UnumProvident Corp.	14,274
650	@@	XL Capital Ltd.	32,702

			1,312,758

Internet: 1.5%
400	@	Akamai Technologies, Inc.	13,840
570	@	Amazon.com, Inc.	52,805
2,500	@	eBay, Inc.	82,975
450	@	Expedia, Inc.	14,229
510	@	Google, Inc. - Class A	352,655
550	@	IAC/InterActiveCorp.	14,806
2,625	@	Symantec Corp.	42,368
2,500	@	Yahoo!, Inc.	58,150

			631,828

Investment Companies: 0.0%
350		American Capital Strategies Ltd.	11,536

			11,536

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	17,280
460		Nucor Corp.	27,241
260		United States Steel Corp.	31,437

			75,958

Leisure Time: 0.2%
1,450		Carnival Corp.	64,511
250		Harley-Davidson, Inc.	11,678

			76,189

Lodging: 0.2%
350		Harrah’s Entertainment, Inc.	31,063
850		Marriott International, Inc.	29,053
770		Starwood Hotels & Resorts Worldwide, Inc.	33,903

			94,019

Machinery - Construction & Mining: 0.3%
1,620		Caterpillar, Inc.	117,547
200	@	Terex Corp.	13,114

			130,661

Shares			Value

Machinery - Diversified: 0.4%
330		Cummins, Inc.	$42,032
860		Deere & Co.	80,083
300		Manitowoc Co., Inc.	14,649
270		Rockwell Automation, Inc.	18,619

			155,383

Media: 1.6%
900		CBS Corp. - Class B	24,525
1,280		Clear Channel Communications, Inc.	44,186
3,580	@	Comcast Corp. - Class A	65,371
2,550	@	DIRECTV Group, Inc.	58,956
300		EW Scripps Co.	13,503
460		McGraw-Hill Cos., Inc.	20,153
250		Meredith Corp.	13,745
4,050		News Corp. - Class A	82,985
5,250		Time Warner, Inc.	86,678
2,100	@	Viacom - Class B	92,232
5,050		Walt Disney Co.	163,014

			665,348

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.4%
550		Alcoa, Inc.	20,103
1,068		Freeport-McMoRan Copper & Gold, Inc.	109,406
350		Newmont Mining Corp.	17,091

			146,600

Miscellaneous Manufacturing: 3.3%
1,130		3M Co.	95,282
570		Cooper Industries Ltd.	30,142
880		Danaher Corp.	77,211
1,400		Dover Corp.	64,526
830		Eaton Corp.	80,469
19,250		General Electric Co.	713,598
1,560		Honeywell International, Inc.	96,049
1,100		Illinois Tool Works, Inc.	58,894
380		ITT Corp.	25,095
640		Parker Hannifin Corp.	48,198
550		Textron, Inc.	39,215
1,125	@@	Tyco International Ltd.	44,606

			1,373,285

Office/Business Equip: 0.1%
2,600		Xerox Corp.	42,094

			42,094

Oil & Gas: 7.0%
770		Anadarko Petroleum Corp.	50,581
550		Apache Corp.	59,147
650		Chesapeake Energy Corp.	25,480
5,095		Chevron Corp.	475,516
3,612		ConocoPhillips	318,940
1,430		Devon Energy Corp.	127,141
550		ENSCO International, Inc.	32,791
200		EOG Resources, Inc.	17,850
11,710		ExxonMobil Corp.	1,097,110
650		Hess Corp.	65,559
1,730		Marathon Oil Corp.	105,288
400		Murphy Oil Corp.	33,936
450		Noble Corp.	25,430

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
610		Noble Energy, Inc.	$48,507
1,980		Occidental Petroleum Corp.	152,440
300		Sunoco, Inc.	21,732
350		Tesoro Petroleum Corp.	16,695
689	@	Transocean, Inc.	98,630
1,280		Valero Energy Corp.	89,638
337		XTO Energy, Inc.	17,308

			2,879,719

Oil & Gas Services: 0.9%
450		Baker Hughes, Inc.	36,495
1,370		Halliburton Co.	51,937
900	@	National Oilwell Varco, Inc.	66,114
2,060		Schlumberger Ltd.	202,642
350		Smith International, Inc.	25,848

			383,036

Packaging & Containers: 0.1%
630		Ball Corp.	28,350
610	@	Pactiv Corp.	16,244

			44,594

Pharmaceuticals: 3.5%
2,070		Abbott Laboratories	116,231
550		Allergan, Inc.	35,332
450		AmerisourceBergen Corp.	20,192
4,000		Bristol-Myers Squibb Co.	106,080
370		Cardinal Health, Inc.	21,368
2,850		Eli Lilly & Co.	152,162
570	@	Express Scripts, Inc.	41,610
370	@	Forest Laboratories, Inc.	13,487
2,070	@	Gilead Sciences, Inc.	95,241
700	@	Medco Health Solutions, Inc.	70,980
4,520		Merck & Co., Inc.	262,657
14,370		Pfizer, Inc.	326,630
3,090		Schering-Plough Corp.	82,318
2,220		Wyeth	98,102

			1,442,390

Pipelines: 0.2%
1,100		El Paso Corp.	18,964
550		Questar Corp.	29,755
1,430		Williams Cos., Inc.	51,165

			99,884

Real Estate: 0.0%
600	@	CB Richard Ellis Group, Inc.	12,930

			12,930

Retail: 3.5%
450		Abercrombie & Fitch Co.	35,987
370	@	Autozone, Inc.	44,367
550	@	Bed Bath & Beyond, Inc.	16,165
1,005		Best Buy Co., Inc.	52,913
1,000	@	Big Lots, Inc.	15,990
1,660	@	Coach, Inc.	50,763
1,340		Costco Wholesale Corp.	93,478
2,987		CVS Caremark Corp.	118,733
880		Darden Restaurants, Inc.	24,385
850		Family Dollar Stores, Inc.	16,346
1,600		Gap, Inc.	34,048
2,370		Home Depot, Inc.	63,848
280		JC Penney Co., Inc.	12,317
3,630		Lowe’s Cos., Inc.	82,111

Shares			Value

2,650		McDonald’s Corp.	$156,112
610		Nordstrom, Inc.	22,405
250		Polo Ralph Lauren Corp.	15,448
900		RadioShack Corp.	15,174
1,585		Staples, Inc.	36,566
1,810	@	Starbucks Corp.	37,051
1,270		Target Corp.	63,500
400		Tiffany & Co.	18,412
1,830		TJX Cos., Inc.	52,576
650		Walgreen Co.	24,752
5,020		Wal-Mart Stores, Inc.	238,601
850		Wendy’s International, Inc.	21,964
1,880		Yum! Brands, Inc.	71,948

			1,435,960

Savings & Loans: 0.2%
5,100		Hudson City Bancorp., Inc.	76,602
975		Washington Mutual, Inc.	13,270

			89,872

Semiconductors: 1.6%
500		Analog Devices, Inc.	15,850
2,950		Applied Materials, Inc.	52,392
650	@	Broadcom Corp.	16,991
12,660		Intel Corp.	337,516
450		KLA-Tencor Corp.	21,672
550	@	MEMC Electronic Materials, Inc.	48,670
620		National Semiconductor Corp.	14,037
1,160	@	Nvidia Corp.	39,463
1,000	@	QLogic Corp.	14,200
3,250		Texas Instruments, Inc.	108,550

			669,341

Software: 2.6%
1,100	@	Adobe Systems, Inc.	47,003
830	@	Autodesk, Inc.	41,301
1,000		Automatic Data Processing, Inc.	44,530
550	@	BMC Software, Inc.	19,602
2,070		CA, Inc.	51,647
250	@	Electronic Arts, Inc.	14,603
350		Fidelity National Information Services, Inc.	14,557
560	@	Fiserv, Inc.	31,074
600	@	Intuit, Inc.	18,966
16,030		Microsoft Corp.	570,641
2,750	@	Novell, Inc.	18,893
7,710	@	Oracle Corp.	174,092
360		Paychex, Inc.	13,039

			1,059,948

Telecommunications: 3.8%
450	@	American Tower Corp.	19,170
12,393		AT&T, Inc.	515,053
1,170		CenturyTel, Inc.	48,508
350	@	Ciena Corp.	11,939
11,710	@	Cisco Systems, Inc.	316,990
3,390		Corning, Inc.	81,326
261		Embarq Corp.	12,927
1,100	@	JDS Uniphase Corp.	14,630
1,400	@	Juniper Networks, Inc.	46,480
4,380		Motorola, Inc.	70,255
4,020		Qualcomm, Inc.	158,187
3,100	@	Qwest Communications International, Inc.	21,731

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
3,893		Sprint Nextel Corp.	$51,115
4,450		Verizon Communications, Inc.	194,421
1,050		Windstream Corp.	13,671

			1,576,403

Toys/Games/Hobbies: 0.1%
1,000		Hasbro, Inc.	25,580

			25,580

Transportation: 1.0%
200		Burlington Northern Santa Fe Corp.	16,646
350		CH Robinson Worldwide, Inc.	18,942
1,330		CSX Corp.	58,493
300		Expeditors International Washington, Inc.	13,404
640		FedEx Corp.	57,069
620		Norfolk Southern Corp.	31,273
690		Union Pacific Corp.	86,678
1,650		United Parcel Service, Inc. - Class B	116,688

			399,193

		Total Common Stock (Cost $26,544,472)	26,219,882

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
2,600		Host Hotels & Resorts, Inc.	44,304

			44,304

Regional Malls: 0.1%
750		General Growth Properties, Inc.	30,885
200		Simon Property Group, Inc.	17,372

			48,257

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.1%
500		Prologis	31,690

			31,690

		Total Real Estate Investment Trusts (Cost $159,229)	138,933

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 28.5%
U.S. Treasury STRIP: 28.5%
$13,511,000	^	3.007%, due 02/15/12	$11,753,151

		Total U.S. Treasury Obligations (Cost $11,627,243)	11,753,151

OTHER BONDS: 6.9%
Foreign Government Bonds: 6.9%
3,300,000	Z	Israel Government International Bond, 3.380%, due 05/15/12	2,854,101

		Total Other Bonds (Cost $2,714,970)	2,854,101

		Total Long-Term Investments (Cost $41,045,914)	40,966,067

Shares			Value

SHORT-TERM INVESTMENTS: 0.9%
Mutual Fund: 0.6%
250,000	**	ING Institutional Prime Money Market Fund	$250,000

		Total Mutual Fund (Cost $250,000)	250,000

Principal Amount			Value
Repurchase Agreement: 0.3%
$130,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.249%, due 01/02/08, $130,031 to be received upon repurchase (Collateralized by $135,000 Federal Home Loan Bank, Discount Note, Market Value $134,744, due 01/16/08)		$130,000

	Total Repurchase Agreement (Cost $130,000)		130,000

	Total Short-Term Investments (Cost $380,000)		380,000

	Total Investments in Securities (Cost $41,425,914)*	100.1%	$41,346,067
	Other Assets and Liabilities - Net	(0.1)	(59,756)

	Net Assets	100.0%	$41,286,311

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $42,590,730.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$300,703
Gross Unrealized Depreciation	(1,545,366)

Net Unrealized Depreciation	$(1,244,663)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 67.5%
Advertising: 0.2%
1,120		Omnicom Group	$53,234

			53,234

Aerospace/Defense: 1.9%
1,180		Boeing Co.	103,203
730		General Dynamics Corp.	64,963
300		Goodrich Corp.	21,183
400		L-3 Communications Holdings, Inc.	42,376
750		Lockheed Martin Corp.	78,945
770		Northrop Grumman Corp.	60,553
1,650		United Technologies Corp.	126,291

			497,514

Agriculture: 1.1%
2,970		Altria Group, Inc.	224,473
780		Archer-Daniels-Midland Co.	36,215
320		Reynolds American, Inc.	21,107
440		UST, Inc.	24,112

			305,907

Apparel: 0.3%
1,000		Nike, Inc.	64,240
100		VF Corp.	6,866

			71,106

Auto Manufacturers: 0.2%
3,130	@	Ford Motor Co.	21,065
700		General Motors Corp.	17,423
402		Paccar, Inc.	21,901

			60,389

Auto Parts & Equipment: 0.1%
1,070		Johnson Controls, Inc.	38,563

			38,563

Banks: 3.1%
5,393		Bank of America Corp.	222,515
800		Bank of New York Mellon Corp.	39,008
1,120		BB&T Corp.	34,350
623		Capital One Financial Corp.	29,443
340		Comerica, Inc.	14,800
400		Commerce Bancorp., Inc.	15,256
650		Fifth Third Bancorp.	16,335
830		Keycorp.	19,464
200		M&T Bank Corp.	16,314
1,798		Marshall & Ilsley Corp.	47,611
900		National City Corp.	14,814
811		Regions Financial Corp.	19,180
580		State Street Corp.	47,096
430		SunTrust Bank	26,871
2,558		Wachovia Corp.	97,281
4,980		Wells Fargo & Co.	150,346
300		Zions Bancorp.	14,007

			824,691

Beverages: 1.9%
1,910		Anheuser-Busch Cos., Inc.	99,969
2,360		Coca-Cola Co.	144,833
800	@	Constellation Brands, Inc.	18,912
1,040		Pepsi Bottling Group, Inc.	41,038
2,810		PepsiCo, Inc.	213,279

			518,031

Shares			Value

Biotechnology: 0.5%
1,340	@	Amgen, Inc.	$62,230
330	@	Biogen Idec, Inc.	18,784
400	@	Celgene Corp.	18,484
410	@	Genzyme Corp.	30,520
200	@	Millipore Corp.	14,636

			144,654

Building Materials: 0.1%
1,550		Masco Corp.	33,496

			33,496

Chemicals: 1.6%
600		Air Products & Chemicals, Inc.	59,178
900		Dow Chemical Co.	35,478
700		Ecolab, Inc.	35,847
1,430		EI DuPont de Nemours & Co.	63,049
820		Monsanto Co.	91,586
360		PPG Industries, Inc.	25,283
500		Praxair, Inc.	44,355
320		Sherwin-Williams Co.	18,573
800		Sigma-Aldrich Corp.	43,680

			417,029

Coal: 0.1%
300		Consol Energy, Inc.	21,456
200		Peabody Energy Corp.	12,328

			33,784

Commercial Services: 0.5%
190	@	Apollo Group, Inc. - Class A	13,329
470		McKesson Corp.	30,790
440		Moody’s Corp.	15,708
500		Robert Half International, Inc.	13,520
700		RR Donnelley & Sons Co.	26,418
1,610		Western Union Co.	39,091

			138,856

Computers: 3.3%
200	@	Affiliated Computer Services, Inc.	9,020
1,200	@	Apple, Inc.	237,696
400	@	Cognizant Technology Solutions Corp.	13,576
140	@	Computer Sciences Corp.	6,926
3,550	@	Dell, Inc.	87,011
400		Electronic Data Systems Corp.	8,292
3,430	@	EMC Corp.	63,558
3,780		Hewlett-Packard Co.	190,814
1,840		International Business Machines Corp.	198,904
320	@	Lexmark International, Inc.	11,155
500	@	Network Appliance, Inc.	12,480
290	@	Sandisk Corp.	9,619
1,395	@	Sun Microsystems, Inc.	25,291

			874,342

Cosmetics/Personal Care: 1.5%
500		Avon Products, Inc.	19,765
820		Colgate-Palmolive Co.	63,927
4,332		Procter & Gamble Co.	318,055

			401,747

Diversified Financial Services: 4.7%
990		American Express Co.	51,500
440		Ameriprise Financial, Inc.	24,248
240		Bear Stearns Cos., Inc.	21,180
1,490		Charles Schwab Corp.	38,070

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
440		CIT Group, Inc.	$10,573
6,600		Citigroup, Inc.	194,304
100		CME Group, Inc.	68,600
910		Countrywide Financial Corp.	8,135
805		Discover Financial Services	12,139
780	@	E*Trade Financial Corp.	2,769
1,350		Fannie Mae	53,973
500		Federated Investors, Inc.	20,580
90		Franklin Resources, Inc.	10,299
790		Freddie Mac	26,915
760		Goldman Sachs Group, Inc.	163,438
100	@	IntercontinentalExchange, Inc.	19,250
460		Janus Capital Group, Inc.	15,111
4,900		JPMorgan Chase & Co.	213,885
100		Legg Mason, Inc.	7,315
1,090		Lehman Brothers Holdings, Inc.	71,330
1,500		Merrill Lynch & Co., Inc.	80,520
1,510		Morgan Stanley	80,196
380		Nyse Euronext	33,353
630		SLM Corp.	12,688
200		T. Rowe Price Group, Inc.	12,176

			1,252,547

Electric: 2.3%
300		Allegheny Energy, Inc.	19,083
360		Constellation Energy Group, Inc.	36,911
1,600		Dominion Resources, Inc.	75,920
300		DTE Energy Co.	13,188
1,500		Duke Energy Corp.	30,255
600		Entergy Corp.	71,712
1,000		Exelon Corp.	81,640
1,070		FirstEnergy Corp.	77,404
1,000		FPL Group, Inc.	67,670
1,300		PPL Corp.	67,717
620		Public Service Enterprise Group, Inc.	60,909

			602,409

Electrical Components & Equipment: 0.2%
860		Emerson Electric Co.	48,728

			48,728

Electronics: 0.6%
570	@	Agilent Technologies, Inc.	20,942
700		Applera Corp. - Applied Biosystems Group	23,744
1,130	@	Thermo Electron Corp.	65,178
750	@@	Tyco Electronics Ltd.	27,848
240	@	Waters Corp.	18,977

			156,689

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
200	@	Jacobs Engineering Group, Inc.	19,122

			33,694

Entertainment: 0.1%
480		International Game Technology	21,086

			21,086

Environmental Control: 0.0%
1,100	@	Allied Waste Industries, Inc.	12,122

			12,122

Shares			Value

Food: 1.0%
950		General Mills, Inc.	$54,150
260		HJ Heinz Co.	12,137
1,100		Kellogg Co.	57,673
854		Kraft Foods, Inc.	27,866
1,510		Kroger Co.	40,332
1,100		Sysco Corp.	34,331
500		WM Wrigley Jr. Co.	29,275

			255,764

Forest Products & Paper: 0.1%
300		International Paper Co.	9,714
300		MeadWestvaco Corp.	9,390

			19,104

Gas: 0.1%
500		Sempra Energy	30,940

			30,940

Hand/Machine Tools: 0.2%
310		Black & Decker Corp.	21,592
400		Snap-On, Inc.	19,296
220		Stanley Works	10,666

			51,554

Healthcare - Products: 1.9%
690		Baxter International, Inc.	40,055
1,200	@	Boston Scientific Corp.	13,956
450	@@	Covidien Ltd.	19,931
200		CR Bard, Inc.	18,960
3,750		Johnson & Johnson	250,125
1,500		Medtronic, Inc.	75,405
300	@	Patterson Cos., Inc.	10,185
600	@	St. Jude Medical, Inc.	24,384
400		Stryker Corp.	29,888
200	@	Varian Medical Systems, Inc.	10,432
160	@	Zimmer Holdings, Inc.	10,584

			503,905

Healthcare - Services: 1.2%
900		Aetna, Inc.	51,957
400	@	Coventry Health Care, Inc.	23,700
380	@	Humana, Inc.	28,618
340	@	Laboratory Corp. of America Holdings	25,680
200		Quest Diagnostics	10,580
1,930		UnitedHealth Group, Inc.	112,326
870	@	WellPoint, Inc.	76,325

			329,186

Home Builders: 0.1%
500		Centex Corp.	12,630
900		D.R. Horton, Inc.	11,853
500		KB Home	10,800

			35,283

Household Products/Wares: 0.4%
200		Clorox Co.	13,034
1,300		Kimberly-Clark Corp.	90,142

			103,176

Housewares: 0.0%
400		Newell Rubbermaid, Inc.	10,352

			10,352

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 3.4%
740	@@	ACE Ltd.	$45,717
650		Aflac, Inc.	40,710
1,080		Allstate Corp.	56,408
490		AMBAC Financial Group, Inc.	12,627
3,870		American International Group, Inc.	225,621
410		AON Corp.	19,553
300		Assurant, Inc.	20,070
1,160		Chubb Corp.	63,313
310		Cigna Corp.	16,656
300		Genworth Financial, Inc.	7,635
380		Hartford Financial Services Group, Inc.	33,132
300		Loews Corp.	15,102
500		Marsh & McLennan Cos., Inc.	13,235
640		MBIA, Inc.	11,923
1,170		Metlife, Inc.	72,095
810		Progressive Corp.	15,520
980		Prudential Financial, Inc.	91,179
420		Safeco Corp.	23,386
390		Torchmark Corp.	23,607
1,300		Travelers Cos., Inc.	69,940
400		UnumProvident Corp.	9,516
400	@@	XL Capital Ltd.	20,124

			907,069

Internet: 1.5%
300	@	Akamai Technologies, Inc.	10,380
480	@	Amazon.com, Inc.	44,467
1,740	@	eBay, Inc.	57,751
400	@	Expedia, Inc.	12,648
290	@	Google, Inc. - Class A	200,529
500	@	IAC/InterActiveCorp.	13,460
1,841	@	Symantec Corp.	29,714
1,500	@	Yahoo!, Inc.	34,890

			403,839

Investment Companies: 0.0%
300		American Capital Strategies Ltd.	9,888

			9,888

Iron/Steel: 0.2%
100		Allegheny Technologies, Inc.	8,640
400		Nucor Corp.	23,688
220		United States Steel Corp.	26,600

			58,928

Leisure Time: 0.2%
1,030		Carnival Corp.	45,825
200		Harley-Davidson, Inc.	9,342

			55,167

Lodging: 0.3%
300		Harrah’s Entertainment, Inc.	26,625
700		Marriott International, Inc.	23,926
440		Starwood Hotels & Resorts Worldwide, Inc.	19,373

			69,924

Machinery - Construction & Mining: 0.3%
1,040		Caterpillar, Inc.	75,462
200	@	Terex Corp.	13,114

			88,576

Shares			Value

Machinery - Diversified: 0.4%
200		Cummins, Inc.	$25,474
580		Deere & Co.	54,010
200		Manitowoc Co., Inc.	9,766
90		Rockwell Automation, Inc.	6,206

			95,456

Media: 1.6%
600		CBS Corp. - Class B	16,350
720		Clear Channel Communications, Inc.	24,854
2,560	@	Comcast Corp. - Class A	46,746
1,600	@	DIRECTV Group, Inc.	36,992
200		EW Scripps Co.	9,002
280		McGraw-Hill Cos., Inc.	12,267
200		Meredith Corp.	10,996
2,710		News Corp. - Class A	55,528
3,400		Time Warner, Inc.	56,134
1,400	@	Viacom - Class B	61,488
3,440		Walt Disney Co.	111,043

			441,400

Metal Fabricate/Hardware: 0.1%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.4%
400		Alcoa, Inc.	14,620
687		Freeport-McMoRan Copper & Gold, Inc.	70,376
300		Newmont Mining Corp.	14,649

			99,645

Miscellaneous Manufacturing: 3.6%
790		3M Co.	66,613
440		Cooper Industries Ltd.	23,267
610		Danaher Corp.	53,521
1,100		Dover Corp.	50,699
540		Eaton Corp.	52,353
13,400		General Electric Co.	496,738
1,120		Honeywell International, Inc.	68,958
700		Illinois Tool Works, Inc.	37,478
240		ITT Corp.	15,850
510		Parker Hannifin Corp.	38,408
400		Textron, Inc.	28,520
850	@@	Tyco International Ltd.	33,703

			966,108

Office/Business Equip: 0.1%
1,800		Xerox Corp.	29,142

			29,142

Oil & Gas: 7.4%
580		Anadarko Petroleum Corp.	38,100
400		Apache Corp.	43,016
700		Chesapeake Energy Corp.	27,440
3,477		Chevron Corp.	324,508
2,543		ConocoPhillips	224,547
930		Devon Energy Corp.	82,686
500		ENSCO International, Inc.	29,810
100		EOG Resources, Inc.	8,925
8,160		ExxonMobil Corp.	764,510
500		Hess Corp.	50,430
1,060		Marathon Oil Corp.	64,512
200		Murphy Oil Corp.	16,968

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
300		Noble Corp.	$16,953
410		Noble Energy, Inc.	32,603
1,280		Occidental Petroleum Corp.	98,547
200		Sunoco, Inc.	14,488
300		Tesoro Petroleum Corp.	14,310
449	@	Transocean, Inc.	64,274
950		Valero Energy Corp.	66,529
262		XTO Energy, Inc.	13,456

			1,996,612

Oil & Gas Services: 1.0%
300		Baker Hughes, Inc.	24,330
900		Halliburton Co.	34,119
500	@	National Oilwell Varco, Inc.	36,730
1,470		Schlumberger Ltd.	144,604
200		Smith International, Inc.	14,770

			254,553

Packaging & Containers: 0.1%
490		Ball Corp.	22,050
490	@	Pactiv Corp.	13,049

			35,099

Pharmaceuticals: 3.7%
1,420		Abbott Laboratories	79,733
400		Allergan, Inc.	25,696
340		AmerisourceBergen Corp.	15,256
3,000		Bristol-Myers Squibb Co.	79,560
270		Cardinal Health, Inc.	15,593
2,000		Eli Lilly & Co.	106,780
420	@	Express Scripts, Inc.	30,660
260	@	Forest Laboratories, Inc.	9,477
1,500	@	Gilead Sciences, Inc.	69,015
500	@	Medco Health Solutions, Inc.	50,700
3,000		Merck & Co., Inc.	174,330
9,930		Pfizer, Inc.	225,709
2,150		Schering-Plough Corp.	57,276
1,460		Wyeth	64,517

			1,004,302

Pipelines: 0.3%
800		El Paso Corp.	13,792
300		Questar Corp.	16,230
1,020		Williams Cos., Inc.	36,496

			66,518

Real Estate: 0.0%
400	@	CB Richard Ellis Group, Inc.	8,620

			8,620

Retail: 3.6%
300		Abercrombie & Fitch Co.	23,991
200	@	Autozone, Inc.	23,982
400	@	Bed Bath & Beyond, Inc.	11,756
840		Best Buy Co., Inc.	44,226
700	@	Big Lots, Inc.	11,193
1,160	@	Coach, Inc.	35,473
820		Costco Wholesale Corp.	57,203
2,183		CVS Caremark Corp.	86,774
710		Darden Restaurants, Inc.	19,674
640		Family Dollar Stores, Inc.	12,307
1,120		Gap, Inc.	23,834
1,510		Home Depot, Inc.	40,679
210		JC Penney Co., Inc.	9,238

Shares			Value

2,520		Lowe’s Cos., Inc.	$57,002
1,740		McDonald’s Corp.	102,503
260		Nordstrom, Inc.	9,550
200		Polo Ralph Lauren Corp.	12,358
500		RadioShack Corp.	8,430
1,060		Staples, Inc.	24,454
1,160	@	Starbucks Corp.	23,745
780		Target Corp.	39,000
300		Tiffany & Co.	13,809
1,220		TJX Cos., Inc.	35,051
400		Walgreen Co.	15,232
3,450		Wal-Mart Stores, Inc.	163,979
500		Wendy’s International, Inc.	12,920
1,260		Yum! Brands, Inc.	48,220

			966,583

Savings & Loans: 0.2%
3,700		Hudson City Bancorp., Inc.	55,574
680		Washington Mutual, Inc.	9,255

			64,829

Semiconductors: 1.7%
330		Analog Devices, Inc.	10,461
2,040		Applied Materials, Inc.	36,230
400	@	Broadcom Corp.	10,456
8,770		Intel Corp.	233,808
300		KLA-Tencor Corp.	14,448
300	@	MEMC Electronic Materials, Inc.	26,547
420		National Semiconductor Corp.	9,509
875	@	Nvidia Corp.	29,768
700	@	QLogic Corp.	9,940
2,200		Texas Instruments, Inc.	73,480

			454,647

Software: 2.7%
740	@	Adobe Systems, Inc.	31,620
620	@	Autodesk, Inc.	30,851
720		Automatic Data Processing, Inc.	32,062
310	@	BMC Software, Inc.	11,048
1,600		CA, Inc.	39,920
200	@	Electronic Arts, Inc.	11,682
300		Fidelity National Information Services, Inc.	12,477
340	@	Fiserv, Inc.	18,867
400	@	Intuit, Inc.	12,644
11,000		Microsoft Corp.	391,598
1,900	@	Novell, Inc.	13,053
5,290	@	Oracle Corp.	119,448
230		Paychex, Inc.	8,331

			733,601

Telecommunications: 4.1%
320	@	American Tower Corp.	13,632
8,556		AT&T, Inc.	355,587
840		CenturyTel, Inc.	34,826
300	@	Ciena Corp.	10,233
8,070	@	Cisco Systems, Inc.	218,455
2,370		Corning, Inc.	56,856
177		Embarq Corp.	8,767
700	@	JDS Uniphase Corp.	9,310
1,000	@	Juniper Networks, Inc.	33,200
2,520		Motorola, Inc.	40,421
2,740		Qualcomm, Inc.	107,819
2,200	@	Qwest Communications International, Inc.	15,422

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
2,923		Sprint Nextel Corp.	$38,379
3,160		Verizon Communications, Inc.	138,060
700		Windstream Corp.	9,114

			1,090,081

Toys/Games/Hobbies: 0.1%
500		Hasbro, Inc.	12,790

			12,790

Transportation: 1.1%
200		Burlington Northern Santa Fe Corp.	16,646
300		CH Robinson Worldwide, Inc.	16,236
880		CSX Corp.	38,702
200		Expeditors International Washington, Inc.	8,936
470		FedEx Corp.	41,910
490		Norfolk Southern Corp.	24,716
470		Union Pacific Corp.	59,041
1,100		United Parcel Service, Inc. - Class B	77,792

			283,979

		Total Common Stock (Cost $18,316,867)	18,091,108

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
1,800		Host Hotels & Resorts, Inc.	30,672

			30,672

Regional Malls: 0.1%
600		General Growth Properties, Inc.	24,708
100		Simon Property Group, Inc.	8,686

			33,394

Storage: 0.0%
100		Public Storage, Inc.	7,341

			7,341

Warehouse/Industrial: 0.1%
300		Prologis	19,014

			19,014

		Total Real Estate Investment Trusts (Cost $106,351)	90,421

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.6%
Other U.S. Agency Obligations: 2.6%
$821,000	Z	Financing Corp., 3.800%, due 03/26/12	$705,797

		Total U.S. Government Agency Obligations (Cost $666,201)	705,797

U.S. TREASURY OBLIGATIONS: 29.5%
U.S. Treasury STRIP: 29.5%
9,245,000	^	3.037%, due 08/15/12	7,907,359

		Total U.S. Treasury Obligations (Cost $7,780,795)	7,907,359

		Total Long-Term Investments (Cost $26,870,214)	26,794,685

Shares				Value

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.3%
68,000	**	ING Institutional Prime Money Market Fund		$68,000

		Total Short-Term Investments (Cost $68,000)		68,000

		Total Investments in Securities (Cost $26,938,214)*	100.2%	$26,862,685
		Other Assets and Liabilities - Net	(0.2)	(41,582)

		Net Assets	100.0%	$26,821,103

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $27,642,036.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$389,325
Gross Unrealized Depreciation	(1,168,676)

Net Unrealized Depreciation	$(779,351)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 63.2%
Advertising: 0.2%
770		Omnicom Group	$36,598

			36,598

Aerospace/Defense: 1.8%
800		Boeing Co.	69,968
470		General Dynamics Corp.	41,825
200		Goodrich Corp.	14,122
260		L-3 Communications Holdings, Inc.	27,544
630		Lockheed Martin Corp.	66,314
650		Northrop Grumman Corp.	51,116
100		Rockwell Collins, Inc.	7,197
1,090		United Technologies Corp.	83,429

			361,515

Agriculture: 1.1%
2,080		Altria Group, Inc.	157,206
650		Archer-Daniels-Midland Co.	30,180
180		Reynolds American, Inc.	11,873
350		UST, Inc.	19,180

			218,439

Apparel: 0.3%
690		Nike, Inc.	44,326
100		VF Corp.	6,866

			51,192

Auto Manufacturers: 0.2%
2,170	@	Ford Motor Co.	14,604
350		General Motors Corp.	8,712
237		Paccar, Inc.	12,912

			36,228

Auto Parts & Equipment: 0.1%
660		Johnson Controls, Inc.	23,786

			23,786

Banks: 3.0%
3,747		Bank of America Corp.	154,601
450		Bank of New York Mellon Corp.	21,942
690		BB&T Corp.	21,162
482		Capital One Financial Corp.	22,779
340		Comerica, Inc.	14,800
200		Commerce Bancorp., Inc.	7,628
350		Fifth Third Bancorp.	8,796
680		Keycorp.	15,946
200		M&T Bank Corp.	16,314
1,198		Marshall & Ilsley Corp.	31,723
700		National City Corp.	11,522
669		Regions Financial Corp.	15,822
440		State Street Corp.	35,728
310		SunTrust Bank	19,372
1,871		Wachovia Corp.	71,154
3,410		Wells Fargo & Co.	102,948
300		Zions Bancorp.	14,007

			586,244

Beverages: 1.8%
1,330		Anheuser-Busch Cos., Inc.	69,612
1,660		Coca-Cola Co.	101,874
300	@	Constellation Brands, Inc.	7,092
690		Pepsi Bottling Group, Inc.	27,227
1,870		PepsiCo, Inc.	141,933

			347,738

Shares			Value

Biotechnology: 0.6%
950	@	Amgen, Inc.	$44,118
230	@	Biogen Idec, Inc.	13,092
400	@	Celgene Corp.	18,484
310	@	Genzyme Corp.	23,076
200	@	Millipore Corp.	14,636

			113,406

Building Materials: 0.1%
1,030		Masco Corp.	22,258

			22,258

Chemicals: 1.5%
420		Air Products & Chemicals, Inc.	41,425
640		Dow Chemical Co.	25,229
450		Ecolab, Inc.	23,045
850		EI DuPont de Nemours & Co.	37,477
670		Monsanto Co.	74,832
200		PPG Industries, Inc.	14,046
350		Praxair, Inc.	31,049
180		Sherwin-Williams Co.	10,447
650		Sigma-Aldrich Corp.	35,490

			293,040

Coal: 0.1%
200		Consol Energy, Inc.	14,304
200		Peabody Energy Corp.	12,328

			26,632

Commercial Services: 0.4%
100	@	Apollo Group, Inc. - Class A	7,015
290		McKesson Corp.	18,998
220		Moody’s Corp.	7,854
300		Robert Half International, Inc.	8,112
650		RR Donnelley & Sons Co.	24,531
940		Western Union Co.	22,823

			89,333

Computers: 3.1%
200	@	Affiliated Computer Services, Inc.	9,020
850	@	Apple, Inc.	168,368
350	@	Cognizant Technology Solutions Corp.	11,879
110	@	Computer Sciences Corp.	5,442
2,690	@	Dell, Inc.	65,932
300		Electronic Data Systems Corp.	6,219
2,410	@	EMC Corp.	44,657
2,610		Hewlett-Packard Co.	131,753
1,260		International Business Machines Corp.	136,206
280	@	Lexmark International, Inc.	9,761
400	@	Network Appliance, Inc.	9,984
250	@	Sandisk Corp.	8,293
900	@	Sun Microsystems, Inc.	16,317

			623,831

Cosmetics/Personal Care: 1.5%
200		Avon Products, Inc.	7,906
690		Colgate-Palmolive Co.	53,792
3,114		Procter & Gamble Co.	228,630

			290,328

Diversified Financial Services: 4.2%
630		American Express Co.	32,773
266		Ameriprise Financial, Inc.	14,659
100		Bear Stearns Cos., Inc.	8,825
1,050		Charles Schwab Corp.	26,828

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
400		CIT Group, Inc.	$9,612
4,520		Citigroup, Inc.	133,069
20		CME Group, Inc.	13,720
710		Countrywide Financial Corp.	6,347
725		Discover Financial Services	10,933
730	@	E*Trade Financial Corp.	2,592
820		Fannie Mae	32,784
200		Federated Investors, Inc.	8,232
90		Franklin Resources, Inc.	10,299
450		Freddie Mac	15,332
650		Goldman Sachs Group, Inc.	139,783
100	@	IntercontinentalExchange, Inc.	19,250
300		Janus Capital Group, Inc.	9,855
3,300		JPMorgan Chase & Co.	144,045
100		Legg Mason, Inc.	7,315
650		Lehman Brothers Holdings, Inc.	42,536
910		Merrill Lynch & Co., Inc.	48,849
1,050		Morgan Stanley	55,766
230		Nyse Euronext	20,187
340		SLM Corp.	6,848
100		T. Rowe Price Group, Inc.	6,088

			826,527

Electric: 2.1%
200		Allegheny Energy, Inc.	12,722
300		Constellation Energy Group, Inc.	30,759
1,100		Dominion Resources, Inc.	52,195
300		DTE Energy Co.	13,188
1,050		Duke Energy Corp.	21,179
450		Entergy Corp.	53,784
650		Exelon Corp.	53,066
700		FirstEnergy Corp.	50,638
650		FPL Group, Inc.	43,986
950		PPL Corp.	49,486
440		Public Service Enterprise Group, Inc.	43,226

			424,229

Electrical Components & Equipment: 0.2%
630		Emerson Electric Co.	35,696

			35,696

Electronics: 0.5%
420	@	Agilent Technologies, Inc.	15,431
350		Applera Corp. - Applied Biosystems Group	11,872
710	@	Thermo Electron Corp.	40,953
400	@@	Tyco Electronics Ltd.	14,852
110	@	Waters Corp.	8,698

			91,806

Engineering & Construction: 0.1%
200	@	Jacobs Engineering Group, Inc.	19,122

			19,122

Entertainment: 0.1%
350		International Game Technology	15,376

			15,376

Environmental Control: 0.0%
850	@	Allied Waste Industries, Inc.	9,367

			9,367

Food: 0.8%
630		General Mills, Inc.	35,910
180		HJ Heinz Co.	8,402

Shares			Value

650		Kellogg Co.	$34,080
650		Kraft Foods, Inc.	21,210
930		Kroger Co.	24,840
750		Sysco Corp.	23,408
250		WM Wrigley Jr. Co.	14,638

			162,488

Forest Products & Paper: 0.1%
350		International Paper Co.	11,333
200		MeadWestvaco Corp.	6,260

			17,593

Gas: 0.1%
350		Sempra Energy	21,658

			21,658

Hand/Machine Tools: 0.2%
210		Black & Decker Corp.	14,627
300		Snap-On, Inc.	14,472
90		Stanley Works	4,363

			33,462

Healthcare - Products: 1.8%
490		Baxter International, Inc.	28,445
750	@	Boston Scientific Corp.	8,723
400	@@	Covidien Ltd.	17,716
200		CR Bard, Inc.	18,960
2,660		Johnson & Johnson	177,422
950		Medtronic, Inc.	47,757
200	@	Patterson Cos., Inc.	6,790
450	@	St. Jude Medical, Inc.	18,288
300		Stryker Corp.	22,416
100	@	Varian Medical Systems, Inc.	5,216
100	@	Zimmer Holdings, Inc.	6,615

			358,348

Healthcare - Services: 1.1%
710		Aetna, Inc.	40,988
155	@	Coventry Health Care, Inc.	9,184
230	@	Humana, Inc.	17,321
200	@	Laboratory Corp. of America Holdings	15,106
100		Quest Diagnostics	5,290
1,280		UnitedHealth Group, Inc.	74,496
700	@	WellPoint, Inc.	61,411

			223,796

Home Builders: 0.1%
350		Centex Corp.	8,841
650		D.R. Horton, Inc.	8,561
350		KB Home	7,560

			24,962

Household Products/Wares: 0.4%
100		Clorox Co.	6,517
930		Kimberly-Clark Corp.	64,486

			71,003

Housewares: 0.0%
250		Newell Rubbermaid, Inc.	6,470

			6,470

Insurance: 3.2%
510	@@	ACE Ltd.	31,508
420		Aflac, Inc.	26,305
690		Allstate Corp.	36,039

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: (continued)
620		AMBAC Financial Group, Inc.	$15,977
2,660		American International Group, Inc.	155,078
370		AON Corp.	17,645
200		Assurant, Inc.	13,380
840		Chubb Corp.	45,847
200		Cigna Corp.	10,746
200		Genworth Financial, Inc.	5,090
220		Hartford Financial Services Group, Inc.	19,182
200		Loews Corp.	10,068
300		Marsh & McLennan Cos., Inc.	7,941
500		MBIA, Inc.	9,315
740		Metlife, Inc.	45,599
670		Progressive Corp.	12,837
680		Prudential Financial, Inc.	63,267
280		Safeco Corp.	15,590
330		Torchmark Corp.	19,975
910		Travelers Cos., Inc.	48,958
300		UnumProvident Corp.	7,137
300	@@	XL Capital Ltd.	15,093

			632,577

Internet: 1.4%
200	@	Akamai Technologies, Inc.	6,920
300	@	Amazon.com, Inc.	27,792
1,170	@	eBay, Inc.	38,832
200	@	Expedia, Inc.	6,324
200	@	Google, Inc. - Class A	138,296
350	@	IAC/InterActiveCorp.	9,422
1,170	@	Symantec Corp.	18,884
950	@	Yahoo!, Inc.	22,097

			268,567

Investment Companies: 0.0%
200		American Capital Strategies Ltd.	6,592

			6,592

Iron/Steel: 0.2%
100		Allegheny Technologies, Inc.	8,640
260		Nucor Corp.	15,397
140		United States Steel Corp.	16,927

			40,964

Leisure Time: 0.2%
680		Carnival Corp.	30,253

			30,253

Lodging: 0.3%
200		Harrah’s Entertainment, Inc.	17,750
450		Marriott International, Inc.	15,381
380		Starwood Hotels & Resorts Worldwide, Inc.	16,731

			49,862

Machinery - Construction & Mining: 0.3%
750		Caterpillar, Inc.	54,420
100	@	Terex Corp.	6,557

			60,977

Machinery - Diversified: 0.3%
180		Cummins, Inc.	22,927
400		Deere & Co.	37,248
90		Rockwell Automation, Inc.	6,206

			66,381

Shares			Value

Media: 1.7%
400		CBS Corp. - Class B	$10,900
710		Clear Channel Communications, Inc.	24,509
1,900	@	Comcast Corp. - Class A	34,694
1,300	@	DIRECTV Group, Inc.	30,056
200		EW Scripps Co.	9,002
320		McGraw-Hill Cos., Inc.	14,019
200		Meredith Corp.	10,996
1,850		News Corp. - Class A	37,907
2,500		Time Warner, Inc.	41,275
1,050	@	Viacom - Class B	46,116
2,470		Walt Disney Co.	79,732

			339,206

Mining: 0.3%
300		Alcoa, Inc.	10,965
471		Freeport-McMoRan Copper & Gold, Inc.	48,249
200		Newmont Mining Corp.	9,766

			68,980

Miscellaneous Manufacturing: 3.5%
640		3M Co.	53,965
250		Cooper Industries Ltd.	13,220
470		Danaher Corp.	41,238
650		Dover Corp.	29,959
440		Eaton Corp.	42,658
9,310		General Electric Co.	345,122
800		Honeywell International, Inc.	49,256
650		Illinois Tool Works, Inc.	34,801
220		ITT Corp.	14,529
320		Parker Hannifin Corp.	24,099
200		Textron, Inc.	14,260
700	@@	Tyco International Ltd.	27,755

			690,862

Office/Business Equip: 0.1%
1,200		Xerox Corp.	19,428

			19,428

Oil & Gas: 7.0%
380		Anadarko Petroleum Corp.	24,962
350		Apache Corp.	37,639
350		Chesapeake Energy Corp.	13,720
2,330		Chevron Corp.	217,459
1,909		ConocoPhillips	168,565
670		Devon Energy Corp.	59,570
300		ENSCO International, Inc.	17,886
100		EOG Resources, Inc.	8,925
5,580		ExxonMobil Corp.	522,790
350		Hess Corp.	35,301
790		Marathon Oil Corp.	48,079
200		Murphy Oil Corp.	16,968
200		Noble Corp.	11,302
310		Noble Energy, Inc.	24,651
970		Occidental Petroleum Corp.	74,680
100		Sunoco, Inc.	7,244
100		Tesoro Petroleum Corp.	4,770
244	@	Transocean, Inc.	34,929
680		Valero Energy Corp.	47,620
125		XTO Energy, Inc.	6,420

			1,383,480

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas Services: 0.9%
200		Baker Hughes, Inc.	$16,220
630		Halliburton Co.	23,883
450	@	National Oilwell Varco, Inc.	33,057
1,050		Schlumberger Ltd.	103,289
150		Smith International, Inc.	11,078

			187,527

Packaging & Containers: 0.1%
330		Ball Corp.	14,850
300	@	Pactiv Corp.	7,989

			22,839

Pharmaceuticals: 3.5%
1,050		Abbott Laboratories	58,958
200		Allergan, Inc.	12,848
300		AmerisourceBergen Corp.	13,461
2,050		Bristol-Myers Squibb Co.	54,366
200		Cardinal Health, Inc.	11,550
1,300		Eli Lilly & Co.	69,407
220	@	Express Scripts, Inc.	16,060
160	@	Forest Laboratories, Inc.	5,832
970	@	Gilead Sciences, Inc.	44,630
350	@	Medco Health Solutions, Inc.	35,490
2,180		Merck & Co., Inc.	126,680
6,840		Pfizer, Inc.	155,473
1,400		Schering-Plough Corp.	37,296
990		Wyeth	43,748

			685,799

Pipelines: 0.2%
500		El Paso Corp.	8,620
150		Questar Corp.	8,115
700		Williams Cos., Inc.	25,046

			41,781

Real Estate: 0.0%
300	@	CB Richard Ellis Group, Inc.	6,465

			6,465

Retail: 3.4%
200		Abercrombie & Fitch Co.	15,994
180	@	Autozone, Inc.	21,584
300	@	Bed Bath & Beyond, Inc.	8,817
520		Best Buy Co., Inc.	27,378
400	@	Big Lots, Inc.	6,396
750	@	Coach, Inc.	22,935
520		Costco Wholesale Corp.	36,275
1,485		CVS Caremark Corp.	59,029
330		Darden Restaurants, Inc.	9,144
340		Family Dollar Stores, Inc.	6,538
800		Gap, Inc.	17,024
1,100		Home Depot, Inc.	29,634
150		JC Penney Co., Inc.	6,599
1,660		Lowe’s Cos., Inc.	37,549
1,170		McDonald’s Corp.	68,925
230		Nordstrom, Inc.	8,448
200		Polo Ralph Lauren Corp.	12,358
450		RadioShack Corp.	7,587
710		Staples, Inc.	16,380
940	@	Starbucks Corp.	19,242
630		Target Corp.	31,500
200		Tiffany & Co.	9,206
760		TJX Cos., Inc.	21,835
300		Walgreen Co.	11,424

Shares			Value

2,390		Wal-Mart Stores, Inc.	$113,597
350		Wendy’s International, Inc.	9,044
850		Yum! Brands, Inc.	32,530

			666,972

Savings & Loans: 0.2%
2,200		Hudson City Bancorp., Inc.	33,044
486		Washington Mutual, Inc.	6,614

			39,658

Semiconductors: 1.6%
380		Analog Devices, Inc.	12,046
1,350		Applied Materials, Inc.	23,976
300	@	Broadcom Corp.	7,842
6,100		Intel Corp.	162,626
200		KLA-Tencor Corp.	9,632
200	@	MEMC Electronic Materials, Inc.	17,698
320		National Semiconductor Corp.	7,245
710	@	Nvidia Corp.	24,154
350	@	QLogic Corp.	4,970
1,500		Texas Instruments, Inc.	50,100

			320,289

Software: 2.5%
460	@	Adobe Systems, Inc.	19,656
310	@	Autodesk, Inc.	15,426
400		Automatic Data Processing, Inc.	17,812
260	@	BMC Software, Inc.	9,266
990		CA, Inc.	24,701
200	@	Electronic Arts, Inc.	11,682
200		Fidelity National Information Services, Inc.	8,318
230	@	Fiserv, Inc.	12,763
300	@	Intuit, Inc.	9,483
7,640		Microsoft Corp.	271,969
1,400	@	Novell, Inc.	9,618
3,770	@	Oracle Corp.	85,127
170		Paychex, Inc.	6,157

			501,978

Telecommunications: 3.7%
190	@	American Tower Corp.	8,094
5,843		AT&T, Inc.	242,835
420		CenturyTel, Inc.	17,413
200	@	Ciena Corp.	6,822
5,600	@	Cisco Systems, Inc.	151,592
1,620		Corning, Inc.	38,864
142		Embarq Corp.	7,033
450	@	JDS Uniphase Corp.	5,985
650	@	Juniper Networks, Inc.	21,580
1,920		Motorola, Inc.	30,797
1,900		Qualcomm, Inc.	74,765
1,550	@	Qwest Communications International, Inc.	10,866
1,840		Sprint Nextel Corp.	24,159
2,090		Verizon Communications, Inc.	91,312
500		Windstream Corp.	6,510

			738,627

Toys/Games/Hobbies: 0.1%
450		Hasbro, Inc.	11,511

			11,511

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Transportation: 0.9%
100		Burlington Northern Santa Fe Corp.	$8,323
100		CH Robinson Worldwide, Inc.	5,412
670		CSX Corp.	29,467
320		FedEx Corp.	28,534
230		Norfolk Southern Corp.	11,601
310		Union Pacific Corp.	38,942
750		United Parcel Service, Inc. - Class B	53,040

			175,319

		Total Common Stock (Cost $12,680,453)	12,519,365

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Hotels: 0.1%
1,250		Host Hotels & Resorts, Inc.	21,300

			21,300

Regional Malls: 0.1%
400		General Growth Properties, Inc.	16,472
100		Simon Property Group, Inc.	8,686

			25,158

Storage: 0.1%
100		Public Storage, Inc.	7,341

			7,341

Warehouse/Industrial: 0.1%
250		Prologis	15,845

			15,845

		Total Real Estate Investment Trusts (Cost $81,416)	69,644

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 36.4%
U.S. Treasury STRIP: 36.4%
$8,438,000	^	3.037%, due 08/15/12	$7,217,123

		Total U.S. Treasury Obligations (Cost $7,114,759)	7,217,123

		Total Long-Term Investments (Cost $19,876,628)	19,806,132

Shares				Value
SHORT-TERM INVESTMENTS: 0.5%
Mutual Fund: 0.5%
109,000	**	ING Institutional Prime Money Market Fund		$109,000

		Total Short-Term Investments (Cost $109,000)		109,000

		Total Investments in Securities (Cost $19,985,628)*	100.5%	$19,915,132
		Other Assets and Liabilities - Net	(0.5)	(108,659)

		Net Assets	100.0%	$19,806,473

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
*	Cost for federal income tax purposes is $20,556,509.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$73,830
Gross Unrealized Depreciation	(715,207)

Net Unrealized Depreciation	$(641,377)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 56.4%
Advertising: 0.2%
560		Omnicom Group	$26,617

			26,617

Aerospace/Defense: 1.5%
600		Boeing Co.	52,476
340		General Dynamics Corp.	30,257
200		Goodrich Corp.	14,122
250		L-3 Communications Holdings, Inc.	26,485
330		Lockheed Martin Corp.	34,736
390		Northrop Grumman Corp.	30,670
100		Rockwell Collins, Inc.	7,197
830		United Technologies Corp.	63,528

			259,471

Agriculture: 1.0%
1,600		Altria Group, Inc.	120,928
390		Archer-Daniels-Midland Co.	18,108
240		Reynolds American, Inc.	15,830
280		UST, Inc.	15,344

			170,210

Apparel: 0.2%
480		Nike, Inc.	30,835
100		VF Corp.	6,866

			37,701

Auto Manufacturers: 0.2%
1,760	@	Ford Motor Co.	11,845
340		General Motors Corp.	8,463
245		Paccar, Inc.	13,348

			33,656

Auto Parts & Equipment: 0.1%
440		Johnson Controls, Inc.	15,858

			15,858

Banks: 2.6%
2,722		Bank of America Corp.	112,310
400		Bank of New York Mellon Corp.	19,504
600		BB&T Corp.	18,402
363		Capital One Financial Corp.	17,155
180		Comerica, Inc.	7,835
200		Commerce Bancorp., Inc.	7,628
260		Fifth Third Bancorp.	6,534
400		Keycorp.	9,380
100		M&T Bank Corp.	8,157
998		Marshall & Ilsley Corp.	26,427
400		National City Corp.	6,584
360		Regions Financial Corp.	8,514
380		State Street Corp.	30,856
290		SunTrust Bank	18,122
1,349		Wachovia Corp.	51,302
2,520		Wells Fargo & Co.	76,079
300		Zions Bancorp.	14,007

			438,796

Beverages: 1.6%
1,070		Anheuser-Busch Cos., Inc.	56,004
1,250		Coca-Cola Co.	76,713
400	@	Constellation Brands, Inc.	9,456
480		Pepsi Bottling Group, Inc.	18,941
1,460		PepsiCo, Inc.	110,814

			271,928

Shares			Value

Biotechnology: 0.5%
650	@	Amgen, Inc.	$30,186
220	@	Biogen Idec, Inc.	12,522
350	@	Celgene Corp.	16,174
240	@	Genzyme Corp.	17,866
100	@	Millipore Corp.	7,318

			84,066

Building Materials: 0.1%
830		Masco Corp.	17,936

			17,936

Chemicals: 1.3%
360		Air Products & Chemicals, Inc.	35,507
430		Dow Chemical Co.	16,951
400		Ecolab, Inc.	20,484
750		EI DuPont de Nemours & Co.	33,068
420		Monsanto Co.	46,910
100		PPG Industries, Inc.	7,023
300		Praxair, Inc.	26,613
200		Sherwin-Williams Co.	11,608
400		Sigma-Aldrich Corp.	21,840

			220,004

Coal: 0.2%
200		Consol Energy, Inc.	14,304
200		Peabody Energy Corp.	12,328

			26,632

Commercial Services: 0.4%
90	@	Apollo Group, Inc. - Class A	6,314
300		McKesson Corp.	19,653
190		Moody’s Corp.	6,783
300		Robert Half International, Inc.	8,112
400		RR Donnelley & Sons Co.	15,096
640		Western Union Co.	15,539

			71,497

Computers: 2.7%
100	@	Affiliated Computer Services, Inc.	4,510
600	@	Apple, Inc.	118,848
300	@	Cognizant Technology Solutions Corp.	10,182
140	@	Computer Sciences Corp.	6,926
1,870	@	Dell, Inc.	45,834
1,740	@	EMC Corp.	32,242
1,930		Hewlett-Packard Co.	97,426
980		International Business Machines Corp.	105,938
280	@	Lexmark International, Inc.	9,761
300	@	Network Appliance, Inc.	7,488
330	@	Sandisk Corp.	10,946
730	@	Sun Microsystems, Inc.	13,235

			463,336

Cosmetics/Personal Care: 1.2%
200		Avon Products, Inc.	7,906
450		Colgate-Palmolive Co.	35,082
2,320		Procter & Gamble Co.	170,334

			213,322

Diversified Financial Services: 3.8%
500		American Express Co.	26,010
290		Ameriprise Financial, Inc.	15,982
100		Bear Stearns Cos., Inc.	8,825
710		Charles Schwab Corp.	18,141
280		CIT Group, Inc.	6,728
3,530		Citigroup, Inc.	103,923

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
60		CME Group, Inc.	$41,160
360		Countrywide Financial Corp.	3,218
340		Discover Financial Services	5,127
630	@	E*Trade Financial Corp.	2,237
720		Fannie Mae	28,786
200		Federated Investors, Inc.	8,232
110		Franklin Resources, Inc.	12,587
390		Freddie Mac	13,287
360		Goldman Sachs Group, Inc.	77,418
100	@	IntercontinentalExchange, Inc.	19,250
280		Janus Capital Group, Inc.	9,198
2,480		JPMorgan Chase & Co.	108,252
100		Legg Mason, Inc.	7,315
520		Lehman Brothers Holdings, Inc.	34,029
720		Merrill Lynch & Co., Inc.	38,650
780		Morgan Stanley	41,426
190		Nyse Euronext	16,676
300		SLM Corp.	6,042
100		T. Rowe Price Group, Inc.	6,088

			658,587

Electric: 1.9%
200		Allegheny Energy, Inc.	12,722
240		Constellation Energy Group, Inc.	24,607
800		Dominion Resources, Inc.	37,960
150		DTE Energy Co.	6,594
800		Duke Energy Corp.	16,136
380		Entergy Corp.	45,418
500		Exelon Corp.	40,820
540		FirstEnergy Corp.	39,064
500		FPL Group, Inc.	33,835
700		PPL Corp.	36,463
340		Public Service Enterprise Group, Inc.	33,402

			327,021

Electrical Components & Equipment: 0.1%
380		Emerson Electric Co.	21,531

			21,531

Electronics: 0.4%
340	@	Agilent Technologies, Inc.	12,492
300		Applera Corp. - Applied Biosystems Group	10,176
470	@	Thermo Electron Corp.	27,110
420	@@	Tyco Electronics Ltd.	15,595
100	@	Waters Corp.	7,907

			73,280

Engineering & Construction: 0.1%
100	@	Jacobs Engineering Group, Inc.	9,561

			9,561

Entertainment: 0.1%
290		International Game Technology	12,740

			12,740

Environmental Control: 0.0%
400	@	Allied Waste Industries, Inc.	4,408

			4,408

Food: 0.7%
400		General Mills, Inc.	22,800
90		HJ Heinz Co.	4,201
500		Kellogg Co.	26,215

Shares			Value

383		Kraft Foods, Inc.	$12,497
830		Kroger Co.	22,169
600		Sysco Corp.	18,726
200		WM Wrigley Jr. Co.	11,710

			118,318

Forest Products & Paper: 0.1%
160		International Paper Co.	5,181
200		MeadWestvaco Corp.	6,260

			11,441

Gas: 0.1%
300		Sempra Energy	18,564

			18,564

Hand/Machine Tools: 0.1%
120		Black & Decker Corp.	8,358
210		Snap-On, Inc.	10,130
110		Stanley Works	5,333

			23,821

Healthcare - Products: 1.5%
330		Baxter International, Inc.	19,157
600	@	Boston Scientific Corp.	6,978
320	@@	Covidien Ltd.	14,173
100		CR Bard, Inc.	9,480
1,960		Johnson & Johnson	130,732
800		Medtronic, Inc.	40,216
200	@	Patterson Cos., Inc.	6,790
300	@	St. Jude Medical, Inc.	12,192
200		Stryker Corp.	14,944
100	@	Varian Medical Systems, Inc.	5,216
30	@	Zimmer Holdings, Inc.	1,985

			261,863

Healthcare - Services: 1.0%
420		Aetna, Inc.	24,247
190	@	Coventry Health Care, Inc.	11,258
190	@	Humana, Inc.	14,309
190	@	Laboratory Corp. of America Holdings	14,351
100		Quest Diagnostics	5,290
990		UnitedHealth Group, Inc.	57,618
460	@	WellPoint, Inc.	40,356

			167,429

Home Builders: 0.1%
300		Centex Corp.	7,578
400		D.R. Horton, Inc.	5,268
300		KB Home	6,480

			19,326

Household Products/Wares: 0.3%
100		Clorox Co.	6,517
740		Kimberly-Clark Corp.	51,312

			57,829

Housewares: 0.0%
300		Newell Rubbermaid, Inc.	7,764

			7,764

Insurance: 2.9%
400	@@	ACE Ltd.	24,712
300		Aflac, Inc.	18,789
550		Allstate Corp.	28,727
300		AMBAC Financial Group, Inc.	7,731

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: (continued)
2,050		American International Group, Inc.	$119,515
280		AON Corp.	13,353
200		Assurant, Inc.	13,380
630		Chubb Corp.	34,385
230		Cigna Corp.	12,358
200		Genworth Financial, Inc.	5,090
180		Hartford Financial Services Group, Inc.	15,694
200		Loews Corp.	10,068
300		Marsh & McLennan Cos., Inc.	7,941
410		MBIA, Inc.	7,638
630		Metlife, Inc.	38,821
370		Progressive Corp.	7,089
460		Prudential Financial, Inc.	42,798
310		Safeco Corp.	17,261
300		Torchmark Corp.	18,159
670		Travelers Cos., Inc.	36,046
200		UnumProvident Corp.	4,758
300	@@	XL Capital Ltd.	15,093

			499,406

Internet: 1.6%
200	@	Akamai Technologies, Inc.	6,920
300	@	Amazon.com, Inc.	27,792
930	@	eBay, Inc.	30,867
200	@	Expedia, Inc.	6,324
230	@	Google, Inc. - Class A	159,040
200	@	IAC/InterActiveCorp.	5,384
790	@	Symantec Corp.	12,751
800	@	Yahoo!, Inc.	18,608

			267,686

Investment Companies: 0.0%
200		American Capital Strategies Ltd.	6,592

			6,592

Iron/Steel: 0.3%
100		Allegheny Technologies, Inc.	8,640
260		Nucor Corp.	15,397
150		United States Steel Corp.	18,137

			42,174

Leisure Time: 0.2%
470		Carnival Corp.	20,910
100		Harley-Davidson, Inc.	4,671

			25,581

Lodging: 0.2%
200		Harrah’s Entertainment, Inc.	17,750
300		Marriott International, Inc.	10,254
300		Starwood Hotels & Resorts Worldwide, Inc.	13,209

			41,213

Machinery - Construction & Mining: 0.3%
490		Caterpillar, Inc.	35,554
100	@	Terex Corp.	6,557

			42,111

Machinery - Diversified: 0.3%
120		Cummins, Inc.	15,284
300		Deere & Co.	27,936
100		Manitowoc Co., Inc.	4,883
80		Rockwell Automation, Inc.	5,517

			53,620

Shares			Value

Media: 1.4%
400		CBS Corp. - Class B	$10,900
460		Clear Channel Communications, Inc.	15,879
1,220	@	Comcast Corp. - Class A	22,277
900	@	DIRECTV Group, Inc.	20,808
230		McGraw-Hill Cos., Inc.	10,076
100		Meredith Corp.	5,498
1,480		News Corp. - Class A	30,325
1,700		Time Warner, Inc.	28,067
700	@	Viacom - Class B	30,744
1,770		Walt Disney Co.	57,136

			231,710

Mining: 0.3%
300		Alcoa, Inc.	10,965
341		Freeport-McMoRan Copper & Gold, Inc.	34,932
200		Newmont Mining Corp.	9,766

			55,663

Miscellaneous Manufacturing: 3.0%
400		3M Co.	33,728
200		Cooper Industries Ltd.	10,576
390		Danaher Corp.	34,219
500		Dover Corp.	23,045
310		Eaton Corp.	30,055
6,990		General Electric Co.	259,119
520		Honeywell International, Inc.	32,016
400		Illinois Tool Works, Inc.	21,416
170		ITT Corp.	11,227
300		Parker Hannifin Corp.	22,593
200		Textron, Inc.	14,260
420	@@	Tyco International Ltd.	16,653

			508,907

Office/Business Equip: 0.1%
1,000		Xerox Corp.	16,190

			16,190

Oil & Gas: 6.2%
310		Anadarko Petroleum Corp.	20,364
300		Apache Corp.	32,262
300		Chesapeake Energy Corp.	11,760
1,770		Chevron Corp.	165,194
1,323		ConocoPhillips	116,821
470		Devon Energy Corp.	41,788
200		ENSCO International, Inc.	11,924
100		EOG Resources, Inc.	8,925
4,240		ExxonMobil Corp.	397,246
300		Hess Corp.	30,258
640		Marathon Oil Corp.	38,950
100		Murphy Oil Corp.	8,484
200		Noble Corp.	11,302
190		Noble Energy, Inc.	15,109
710		Occidental Petroleum Corp.	54,663
100		Sunoco, Inc.	7,244
100		Tesoro Petroleum Corp.	4,770
295	@	Transocean, Inc.	42,229
450		Valero Energy Corp.	31,514
150		XTO Energy, Inc.	7,704

			1,058,511

Oil & Gas Services: 0.9%
200		Baker Hughes, Inc.	16,220
430		Halliburton Co.	16,301

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas Services: (continued)
400	@	National Oilwell Varco, Inc.	$29,384
840		Schlumberger Ltd.	82,631
100		Smith International, Inc.	7,385

			151,921

Packaging & Containers: 0.1%
300		Ball Corp.	13,500
230	@	Pactiv Corp.	6,125

			19,625

Pharmaceuticals: 3.1%
780		Abbott Laboratories	43,797
200		Allergan, Inc.	12,848
170		AmerisourceBergen Corp.	7,628
1,500		Bristol-Myers Squibb Co.	39,780
150		Cardinal Health, Inc.	8,663
1,100		Eli Lilly & Co.	58,729
220	@	Express Scripts, Inc.	16,060
140	@	Forest Laboratories, Inc.	5,103
780	@	Gilead Sciences, Inc.	35,888
300	@	Medco Health Solutions, Inc.	30,420
1,680		Merck & Co., Inc.	97,625
5,180		Pfizer, Inc.	117,741
1,070		Schering-Plough Corp.	28,505
810		Wyeth	35,794

			538,581

Pipelines: 0.2%
400		El Paso Corp.	6,896
200		Questar Corp.	10,820
400		Williams Cos., Inc.	14,312

			32,028

Real Estate: 0.0%
200	@	CB Richard Ellis Group, Inc.	4,310

			4,310

Retail: 3.0%
200		Abercrombie & Fitch Co.	15,994
110	@	Autozone, Inc.	13,190
300	@	Bed Bath & Beyond, Inc.	8,817
390		Best Buy Co., Inc.	20,534
350	@	Big Lots, Inc.	5,597
470	@	Coach, Inc.	14,373
420		Costco Wholesale Corp.	29,299
1,171		CVS Caremark Corp.	46,547
280		Darden Restaurants, Inc.	7,759
310		Family Dollar Stores, Inc.	5,961
570		Gap, Inc.	12,130
860		Home Depot, Inc.	23,168
120		JC Penney Co., Inc.	5,279
1,280		Lowe’s Cos., Inc.	28,954
960		McDonald’s Corp.	56,554
280		Nordstrom, Inc.	10,284
100		Polo Ralph Lauren Corp.	6,179
300		RadioShack Corp.	5,058
490		Staples, Inc.	11,304
530	@	Starbucks Corp.	10,849
410		Target Corp.	20,500
200		Tiffany & Co.	9,206
590		TJX Cos., Inc.	16,951
300		Walgreen Co.	11,424
1,850		Wal-Mart Stores, Inc.	87,931

Shares			Value

300		Wendy’s International, Inc.	$7,752
540		Yum! Brands, Inc.	20,666

			512,260

Savings & Loans: 0.2%
1,700		Hudson City Bancorp., Inc.	25,534
330		Washington Mutual, Inc.	4,491

			30,025

Semiconductors: 1.5%
340		Analog Devices, Inc.	10,778
1,100		Applied Materials, Inc.	19,536
300	@	Broadcom Corp.	7,842
4,710		Intel Corp.	125,569
200		KLA-Tencor Corp.	9,632
200	@	MEMC Electronic Materials, Inc.	17,698
240		National Semiconductor Corp.	5,434
455	@	Nvidia Corp.	15,479
300	@	QLogic Corp.	4,260
1,100		Texas Instruments, Inc.	36,740

			252,968

Software: 2.3%
380	@	Adobe Systems, Inc.	16,237
300	@	Autodesk, Inc.	14,928
410		Automatic Data Processing, Inc.	18,257
190	@	BMC Software, Inc.	6,772
840		CA, Inc.	20,958
200	@	Electronic Arts, Inc.	11,682
200		Fidelity National Information Services, Inc.	8,318
230	@	Fiserv, Inc.	12,763
200	@	Intuit, Inc.	6,322
5,890		Microsoft Corp.	209,670
1,300	@	Novell, Inc.	8,931
2,790	@	Oracle Corp.	62,998
90		Paychex, Inc.	3,260

			401,096

Telecommunications: 3.3%
160	@	American Tower Corp.	6,816
4,403		AT&T, Inc.	182,989
310		CenturyTel, Inc.	12,853
200	@	Ciena Corp.	6,822
4,290	@	Cisco Systems, Inc.	116,130
1,220		Corning, Inc.	29,268
72		Embarq Corp.	3,566
300	@	JDS Uniphase Corp.	3,990
440	@	Juniper Networks, Inc.	14,608
1,440		Motorola, Inc.	23,098
1,480		Qualcomm, Inc.	58,238
1,140	@	Qwest Communications International, Inc.	7,991
1,430		Sprint Nextel Corp.	18,776
1,710		Verizon Communications, Inc.	74,710
400		Windstream Corp.	5,208

			565,063

Toys/Games/Hobbies: 0.0%
300		Hasbro, Inc.	7,674

			7,674

Transportation: 0.9%
100		Burlington Northern Santa Fe Corp.	8,323
100		CH Robinson Worldwide, Inc.	5,412

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Transportation: (continued)
500		CSX Corp.	$21,990
100		Expeditors International Washington, Inc.	4,468
250		FedEx Corp.	22,293
220		Norfolk Southern Corp.	11,097
290		Union Pacific Corp.	36,430
600		United Parcel Service, Inc. - Class B	42,432

			152,445

		Total Common Stock (Cost $9,762,093)	9,661,873

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
1,000		Host Hotels & Resorts, Inc.	17,040

			17,040

Regional Malls: 0.1%
300		General Growth Properties, Inc.	12,354
100		Simon Property Group, Inc.	8,686

			21,040

Storage: 0.0%
100		Public Storage, Inc.	7,341

			7,341

Warehouse/Industrial: 0.1%
150		Prologis	9,507

			9,507

		Total Real Estate Investment Trusts (Cost $62,069)	54,928

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.7%
Federal National Mortgage Corporation: 10.7%
$2,222,000	^, Z	3.850%, due 01/15/13	$1,836,963

		Total U.S. Government Agency Obligations (Cost $1,740,377)	1,836,963

U.S. TREASURY OBLIGATIONS: 27.2%
U.S. Treasury STRIP: 27.2%
5,497,000	^	3.060%, due 11/15/12	4,653,150

		Total U.S. Treasury Obligations (Cost $4,594,716)	4,653,150

		Total Long-Term Investments (Cost $16,159,255)	16,206,914

Shares			Value
SHORT-TERM INVESTMENTS: 0.8%
Mutual Fund: 0.2%
25,000	**	ING Institutional Prime Money Market Fund	$25,000

		Total Mutual Fund (Cost $25,000)	25,000

Principal Amount			Value

Repurchase Agreement: 0.6%
$110,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $110,026 to be received upon repurchase (Collateralized by $115,000 Federal Home Loan Bank, Discount Note, Market Value $114,782, due 01/16/08)		$110,000

	Total Repurchase Agreement (Cost $110,000)		110,000

	Total Short-Term Investments (Cost $135,000)		135,000

	Total Investments in Securities (Cost $16,294,255)*
		95.4%	$16,341,914
	Other Assets and Liabilities - Net	4.6	784,730

	Net Assets	100.0%	$17,126,644

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $16,821,511.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$117,155
Gross Unrealized Depreciation	(596,752)

Net Unrealized Depreciation	$(479,597)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

COMMON STOCK: 74.5%
Advertising: 0.2%
960		Omnicom Group	$45,629

			45,629

Aerospace/Defense: 2.1%
920		Boeing Co.	80,463
630		General Dynamics Corp.	56,064
350		Goodrich Corp.	24,714
350		L-3 Communications Holdings, Inc.	37,079
600		Lockheed Martin Corp.	63,156
660		Northrop Grumman Corp.	51,902
100		Rockwell Collins, Inc.	7,197
1,370		United Technologies Corp.	104,860

			425,435

Agriculture: 1.3%
2,490		Altria Group, Inc.	188,194
630		Archer-Daniels-Midland Co.	29,251
290		Reynolds American, Inc.	19,128
450		UST, Inc.	24,660

			261,233

Apparel: 0.3%
880		Nike, Inc.	56,531
100		VF Corp.	6,866

			63,397

Auto Manufacturers: 0.2%
2,670	@	Ford Motor Co.	17,969
450		General Motors Corp.	11,201
350		Paccar, Inc.	19,068

			48,238

Auto Parts & Equipment: 0.1%
740		Johnson Controls, Inc.	26,670

			26,670

Banks: 3.4%
4,410		Bank of America Corp.	181,957
700		Bank of New York Mellon Corp.	34,132
1,040		BB&T Corp.	31,897
569		Capital One Financial Corp.	26,891
240		Comerica, Inc.	10,447
250		Commerce Bancorp., Inc.	9,535
450		Fifth Third Bancorp.	11,309
590		Keycorp.	13,836
200		M&T Bank Corp.	16,314
1,449		Marshall & Ilsley Corp.	38,370
700		National City Corp.	11,522
656		Regions Financial Corp.	15,514
550		State Street Corp.	44,660
460		SunTrust Bank	28,745
2,115		Wachovia Corp.	80,433
4,090		Wells Fargo & Co.	123,477
300		Zions Bancorp.	14,007

			693,046

Beverages: 2.1%
1,680		Anheuser-Busch Cos., Inc.	87,931
1,970		Coca-Cola Co.	120,899
650	@	Constellation Brands, Inc.	15,366
790		Pepsi Bottling Group, Inc.	31,173
2,310		PepsiCo, Inc.	175,329

			430,698

Shares			Value

Biotechnology: 0.7%
1,150	@	Amgen, Inc.	$53,406
300	@	Biogen Idec, Inc.	17,076
450	@	Celgene Corp.	20,795
390	@	Genzyme Corp.	29,032
200	@	Millipore Corp.	14,636

			134,945

Building Materials: 0.1%
1,320		Masco Corp.	28,525

			28,525

Chemicals: 1.7%
490		Air Products & Chemicals, Inc.	48,329
760		Dow Chemical Co.	29,959
650		Ecolab, Inc.	33,287
1,200		EI DuPont de Nemours & Co.	52,908
680		Monsanto Co.	75,949
240		PPG Industries, Inc.	16,855
450		Praxair, Inc.	39,920
270		Sherwin-Williams Co.	15,671
800		Sigma-Aldrich Corp.	43,680

			356,558

Coal: 0.2%
250		Consol Energy, Inc.	17,880
250		Peabody Energy Corp.	15,410

			33,290

Commercial Services: 0.6%
170	@	Apollo Group, Inc. - Class A	11,926
430		McKesson Corp.	28,169
340		Moody’s Corp.	12,138
350		Robert Half International, Inc.	9,464
650		RR Donnelley & Sons Co.	24,531
1,320		Western Union Co.	32,050

			118,278

Computers: 3.7%
200	@	Affiliated Computer Services, Inc.	9,020
1,000	@	Apple, Inc.	198,080
450	@	Cognizant Technology Solutions Corp.	15,273
280	@	Computer Sciences Corp.	13,852
3,180	@	Dell, Inc.	77,942
400		Electronic Data Systems Corp.	8,292
2,890	@	EMC Corp.	53,552
3,150		Hewlett-Packard Co.	159,012
1,560		International Business Machines Corp.	168,636
400	@	Lexmark International, Inc.	13,944
500	@	Network Appliance, Inc.	12,480
350	@	Sandisk Corp.	11,610
1,050	@	Sun Microsystems, Inc.	19,037

			760,730

Cosmetics/Personal Care: 1.6%
250		Avon Products, Inc.	9,883
680		Colgate-Palmolive Co.	53,013
3,590		Procter & Gamble Co.	263,578

			326,474

Diversified Financial Services: 5.2%
750		American Express Co.	39,015
440		Ameriprise Financial, Inc.	24,248
170		Bear Stearns Cos., Inc.	15,003
1,120		Charles Schwab Corp.	28,616

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
340		CIT Group, Inc.	$8,170
5,480		Citigroup, Inc.	161,331
100		CME Group, Inc.	68,600
700		Countrywide Financial Corp.	6,258
850		Discover Financial Services	12,818
670	@	E*Trade Financial Corp.	2,379
1,030		Fannie Mae	41,179
450		Federated Investors, Inc.	18,522
170		Franklin Resources, Inc.	19,453
720		Freddie Mac	24,530
670		Goldman Sachs Group, Inc.	144,084
100	@	IntercontinentalExchange, Inc.	19,250
300		Janus Capital Group, Inc.	9,855
4,120		JPMorgan Chase & Co.	179,838
100		Legg Mason, Inc.	7,315
820		Lehman Brothers Holdings, Inc.	53,661
1,100		Merrill Lynch & Co., Inc.	59,048
1,350		Morgan Stanley	71,699
320		Nyse Euronext	28,086
420		SLM Corp.	8,459
200		T. Rowe Price Group, Inc.	12,176

			1,063,593

Electric: 2.5%
250		Allegheny Energy, Inc.	15,903
350		Constellation Energy Group, Inc.	35,886
1,300		Dominion Resources, Inc.	61,685
350		DTE Energy Co.	15,386
1,250		Duke Energy Corp.	25,213
550		Entergy Corp.	65,736
800		Exelon Corp.	65,312
850		FirstEnergy Corp.	61,489
800		FPL Group, Inc.	54,224
1,100		PPL Corp.	57,299
590		Public Service Enterprise Group, Inc.	57,962

			516,095

Electrical Components & Equipment: 0.2%
730		Emerson Electric Co.	41,362

			41,362

Electronics: 0.6%
560	@	Agilent Technologies, Inc.	20,574
450		Applera Corp. - Applied Biosystems Group	15,264
800	@	Thermo Electron Corp.	46,144
600	@@	Tyco Electronics Ltd.	22,278
170	@	Waters Corp.	13,442

			117,702

Engineering & Construction: 0.2%
100		Fluor Corp.	14,572
200	@	Jacobs Engineering Group, Inc.	19,122

			33,694

Entertainment: 0.0%
250		International Game Technology	10,983

			10,983

Environmental Control: 0.0%
800	@	Allied Waste Industries, Inc.	8,816

			8,816

Shares			Value

Food: 1.0%
750		General Mills, Inc.	$42,750
250		HJ Heinz Co.	11,670
900		Kellogg Co.	47,187
618		Kraft Foods, Inc.	20,165
1,070		Kroger Co.	28,580
950		Sysco Corp.	29,650
350		WM Wrigley Jr. Co.	20,493

			200,495

Forest Products & Paper: 0.1%
330		International Paper Co.	10,685
300		MeadWestvaco Corp.	9,390

			20,075

Gas: 0.1%
450		Sempra Energy	27,846

			27,846

Hand/Machine Tools: 0.2%
220		Black & Decker Corp.	15,323
250		Snap-On, Inc.	12,060
150		Stanley Works	7,272

			34,655

Healthcare - Products: 2.1%
560		Baxter International, Inc.	32,508
1,000	@	Boston Scientific Corp.	11,630
400	@@	Covidien Ltd.	17,716
200		CR Bard, Inc.	18,960
3,190		Johnson & Johnson	212,773
1,100		Medtronic, Inc.	55,297
300	@	Patterson Cos., Inc.	10,185
550	@	St. Jude Medical, Inc.	22,352
350		Stryker Corp.	26,152
200	@	Varian Medical Systems, Inc.	10,432
90	@	Zimmer Holdings, Inc.	5,954

			423,959

Healthcare - Services: 1.3%
630		Aetna, Inc.	36,370
280	@	Coventry Health Care, Inc.	16,590
340	@	Humana, Inc.	25,605
300	@	Laboratory Corp. of America Holdings	22,659
200		Quest Diagnostics	10,580
1,680		UnitedHealth Group, Inc.	97,776
680	@	WellPoint, Inc.	59,656

			269,236

Home Builders: 0.1%
350		Centex Corp.	8,841
750		D.R. Horton, Inc.	9,878
350		KB Home	7,560

			26,279

Household Products/Wares: 0.4%
200		Clorox Co.	13,034
1,080		Kimberly-Clark Corp.	74,887

			87,921

Housewares: 0.1%
450		Newell Rubbermaid, Inc.	11,646

			11,646

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 3.8%
650	@@	ACE Ltd.	$40,157
630		Aflac, Inc.	39,457
860		Allstate Corp.	44,918
670		AMBAC Financial Group, Inc.	17,266
3,220		American International Group, Inc.	187,726
420		AON Corp.	20,030
350		Assurant, Inc.	23,415
950		Chubb Corp.	51,851
360		Cigna Corp.	19,343
300		Genworth Financial, Inc.	7,635
300		Hartford Financial Services Group, Inc.	26,157
200		Loews Corp.	10,068
350		Marsh & McLennan Cos., Inc.	9,265
620		MBIA, Inc.	11,551
970		Metlife, Inc.	59,771
620		Progressive Corp.	11,879
790		Prudential Financial, Inc.	73,502
380		Safeco Corp.	21,158
470		Torchmark Corp.	28,449
1,060		Travelers Cos., Inc.	57,028
300		UnumProvident Corp.	7,137
400	@@	XL Capital Ltd.	20,124

			787,887

Internet: 1.8%
200	@	Akamai Technologies, Inc.	6,920
370	@	Amazon.com, Inc.	34,277
1,390	@	eBay, Inc.	46,134
250	@	Expedia, Inc.	7,905
300	@	Google, Inc. - Class A	207,444
350	@	IAC/InterActiveCorp.	9,422
1,630	@	Symantec Corp.	26,308
1,300	@	Yahoo!, Inc.	30,238

			368,648

Investment Companies: 0.0%
250		American Capital Strategies Ltd.	8,240

			8,240

Iron/Steel: 0.2%
100		Allegheny Technologies, Inc.	8,640
310		Nucor Corp.	18,358
150		United States Steel Corp.	18,137

			45,135

Leisure Time: 0.2%
820		Carnival Corp.	36,482
200		Harley-Davidson, Inc.	9,342

			45,824

Lodging: 0.3%
250		Harrah’s Entertainment, Inc.	22,188
450		Marriott International, Inc.	15,381
450		Starwood Hotels & Resorts Worldwide, Inc.	19,814

			57,383

Machinery - Construction & Mining: 0.4%
850		Caterpillar, Inc.	61,676
200	@	Terex Corp.	13,114

			74,790

Shares			Value

Machinery - Diversified: 0.4%
160		Cummins, Inc.	$20,379
480		Deere & Co.	44,698
200		Manitowoc Co., Inc.	9,766
130		Rockwell Automation, Inc.	8,965

			83,808

Media: 1.9%
600		CBS Corp. - Class B	16,350
640		Clear Channel Communications, Inc.	22,093
2,050	@	Comcast Corp. - Class A	37,433
1,450	@	DIRECTV Group, Inc.	33,524
200		EW Scripps Co.	9,002
430		McGraw-Hill Cos., Inc.	18,838
200		Meredith Corp.	10,996
2,200		News Corp. - Class A	45,078
3,100		Time Warner, Inc.	51,181
1,100	@	Viacom - Class B	48,312
3,110		Walt Disney Co.	100,391

			393,198

Metal Fabricate/Hardware: 0.1%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.4%
250		Alcoa, Inc.	9,138
577		Freeport-McMoRan Copper & Gold, Inc.	59,108
250		Newmont Mining Corp.	12,208

			80,454

Miscellaneous Manufacturing: 3.9%
670		3M Co.	56,494
370		Cooper Industries Ltd.	19,566
590		Danaher Corp.	51,767
900		Dover Corp.	41,481
520		Eaton Corp.	50,414
10,980		General Electric Co.	407,029
790		Honeywell International, Inc.	48,640
660		Illinois Tool Works, Inc.	35,336
230		ITT Corp.	15,189
430		Parker Hannifin Corp.	32,383
300		Textron, Inc.	21,390
700	@@	Tyco International Ltd.	27,755

			807,444

Office/Business Equip: 0.1%
1,500		Xerox Corp.	24,285

			24,285

Oil & Gas: 8.3%
480		Anadarko Petroleum Corp.	31,531
450		Apache Corp.	48,393
550		Chesapeake Energy Corp.	21,560
2,940		Chevron Corp.	274,390
2,124		ConocoPhillips	187,549
770		Devon Energy Corp.	68,461
250		ENSCO International, Inc.	14,905
100		EOG Resources, Inc.	8,925
6,930		ExxonMobil Corp.	649,272
450		Hess Corp.	45,387
1,020		Marathon Oil Corp.	62,077
200		Murphy Oil Corp.	16,968
250		Noble Corp.	14,128

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
390		Noble Energy, Inc.	$31,013
1,140		Occidental Petroleum Corp.	87,769
200		Sunoco, Inc.	14,488
200		Tesoro Petroleum Corp.	9,540
384	@	Transocean, Inc.	54,970
760		Valero Energy Corp.	53,223
250		XTO Energy, Inc.	12,840

			1,707,389

Oil & Gas Services: 1.1%
200		Baker Hughes, Inc.	16,220
760		Halliburton Co.	28,812
550	@	National Oilwell Varco, Inc.	40,403
1,280		Schlumberger Ltd.	125,914
250		Smith International, Inc.	18,463

			229,812

Packaging & Containers: 0.2%
570		Ball Corp.	25,650
400	@	Pactiv Corp.	10,652

			36,302

Pharmaceuticals: 4.0%
1,250		Abbott Laboratories	70,188
250		Allergan, Inc.	16,060
260		AmerisourceBergen Corp.	11,666
2,450		Bristol-Myers Squibb Co.	64,974
270		Cardinal Health, Inc.	15,593
1,650		Eli Lilly & Co.	88,094
270	@	Express Scripts, Inc.	19,710
200	@	Forest Laboratories, Inc.	7,290
1,140	@	Gilead Sciences, Inc.	52,451
450	@	Medco Health Solutions, Inc.	45,630
2,480		Merck & Co., Inc.	144,113
8,210		Pfizer, Inc.	186,613
1,840		Schering-Plough Corp.	49,018
1,270		Wyeth	56,121

			827,521

Pipelines: 0.2%
600		El Paso Corp.	10,344
250		Questar Corp.	13,525
640		Williams Cos., Inc.	22,899

			46,768

Real Estate: 0.0%
400	@	CB Richard Ellis Group, Inc.	8,620

			8,620

Retail: 3.9%
200		Abercrombie & Fitch Co.	15,994
210	@	Autozone, Inc.	25,181
250	@	Bed Bath & Beyond, Inc.	7,348
590		Best Buy Co., Inc.	31,064
600	@	Big Lots, Inc.	9,594
950	@	Coach, Inc.	29,051
750		Costco Wholesale Corp.	52,320
1,901		CVS Caremark Corp.	75,565
640		Darden Restaurants, Inc.	17,734
450		Family Dollar Stores, Inc.	8,654
830		Gap, Inc.	17,662
1,370		Home Depot, Inc.	36,908
160		JC Penney Co., Inc.	7,038
2,040		Lowe’s Cos., Inc.	46,145
1,380		McDonald’s Corp.	81,296

Shares			Value

350		Nordstrom, Inc.	$12,856
200		Polo Ralph Lauren Corp.	12,358
350		RadioShack Corp.	5,901
860		Staples, Inc.	19,840
970	@	Starbucks Corp.	19,856
640		Target Corp.	32,000
300		Tiffany & Co.	13,809
1,070		TJX Cos., Inc.	30,741
350		Walgreen Co.	13,328
2,910		Wal-Mart Stores, Inc.	138,312
350		Wendy’s International, Inc.	9,044
1,050		Yum! Brands, Inc.	40,184

			809,783

Savings & Loans: 0.3%
3,050		Hudson City Bancorp., Inc.	45,811
630		Washington Mutual, Inc.	8,574

			54,385

Semiconductors: 1.9%
260		Analog Devices, Inc.	8,242
1,710		Applied Materials, Inc.	30,370
450	@	Broadcom Corp.	11,763
7,390		Intel Corp.	197,017
250		KLA-Tencor Corp.	12,040
250	@	MEMC Electronic Materials, Inc.	22,123
390		National Semiconductor Corp.	8,830
765	@	Nvidia Corp.	26,025
650	@	QLogic Corp.	9,230
1,900		Texas Instruments, Inc.	63,460

			389,100

Software: 3.1%
600	@	Adobe Systems, Inc.	25,638
360	@	Autodesk, Inc.	17,914
640		Automatic Data Processing, Inc.	28,499
310	@	BMC Software, Inc.	11,048
1,320		CA, Inc.	32,934
200	@	Electronic Arts, Inc.	11,682
250		Fidelity National Information Services, Inc.	10,398
280	@	Fiserv, Inc.	15,537
400	@	Intuit, Inc.	12,644
9,400		Microsoft Corp.	334,621
1,550	@	Novell, Inc.	10,649
4,760	@	Oracle Corp.	107,481
250		Paychex, Inc.	9,055

			628,100

Telecommunications: 4.3%
310	@	American Tower Corp.	13,206
6,998		AT&T, Inc.	290,837
650		CenturyTel, Inc.	26,949
250	@	Ciena Corp.	8,528
6,910	@	Cisco Systems, Inc.	187,054
1,900		Corning, Inc.	45,581
216		Embarq Corp.	10,698
650	@	JDS Uniphase Corp.	8,645
650	@	Juniper Networks, Inc.	21,580
2,350		Motorola, Inc.	37,694
2,270		Qualcomm, Inc.	89,325
1,500	@	Qwest Communications International, Inc.	10,515
2,130		Sprint Nextel Corp.	27,967

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
2,480		Verizon Communications, Inc.	$108,351
650		Windstream Corp.	8,463

			895,393

Toys/Games/Hobbies: 0.1%
450		Hasbro, Inc.	11,511

			11,511

Transportation: 1.2%
100		Burlington Northern Santa Fe Corp.	8,323
200		CH Robinson Worldwide, Inc.	10,824
820		CSX Corp.	36,064
200		Expeditors International Washington, Inc.	8,936
460		FedEx Corp.	41,018
410		Norfolk Southern Corp.	20,680
460		Union Pacific Corp.	57,785
900		United Parcel Service, Inc. - Class B	63,648

			247,278

		Total Common Stock (Cost $15,566,134)	15,330,431

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Hotels: 0.1%
1,450		Host Hotels & Resorts, Inc.	24,708

			24,708

Regional Malls: 0.2%
500		General Growth Properties, Inc.	20,590
100		Simon Property Group, Inc.	8,686

			29,276

Storage: 0.0%
100		Public Storage, Inc.	7,341

			7,341

Warehouse/Industrial: 0.1%
250		Prologis	15,845

			15,845

		Total Real Estate Investment Trusts (Cost $88,842)	77,170

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 25.4%
U.S. Treasury STRIP: 25.4%
$6,241,000	^	3.530%, due 02/15/13	$5,216,902

		Total U.S. Treasury Obligations (Cost $5,191,614)	5,216,902

		Total Long-Term Investments (Cost $20,846,590)	20,624,503

Shares				Value

SHORT-TERM INVESTMENTS: 0.4%
Mutual Fund: 0.4%
90,000	**	ING Institutional Prime Money Market Fund		$90,000

		Total Short-Term Investments (Cost $90,000)		90,000

		Total Investments in Securities (Cost $20,936,590)*	100.7%	$20,714,503
		Other Assets and Liabilities - Net	(0.7)	(150,131)

		Net Assets	100.0%	$20,564,372

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
*	Cost for federal income tax purposes is $21,727,850.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,013,347)

Net Unrealized Depreciation	$(1,013,347)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 68.3%
Advertising: 0.2%
2,100		Omnicom Group	$99,813

			99,813

Aerospace/Defense: 1.8%
1,950		Boeing Co.	170,547
1,200		General Dynamics Corp.	106,788
500		Goodrich Corp.	35,305
500		L-3 Communications Holdings, Inc.	52,970
1,300		Lockheed Martin Corp.	136,838
1,350		Northrop Grumman Corp.	106,164
200		Rockwell Collins, Inc.	14,394
2,650		United Technologies Corp.	202,831

			825,837

Agriculture: 1.2%
5,200		Altria Group, Inc.	393,016
1,300		Archer-Daniels-Midland Co.	60,359
500		Reynolds American, Inc.	32,980
800		UST, Inc.	43,840

			530,195

Apparel: 0.3%
1,700		Nike, Inc.	109,208
200		VF Corp.	13,732

			122,940

Auto Manufacturers: 0.2%
5,150	@	Ford Motor Co.	34,660
1,250		General Motors Corp.	31,113
825		Paccar, Inc.	44,946

			110,719

Auto Parts & Equipment: 0.1%
1,400		Johnson Controls, Inc.	50,456

			50,456

Banks: 3.1%
9,200		Bank of America Corp.	379,592
1,300		Bank of New York Mellon Corp.	63,388
2,250		BB&T Corp.	69,008
1,153		Capital One Financial Corp.	54,491
500		Comerica, Inc.	21,765
500		Commerce Bancorp., Inc.	19,070
650		Fifth Third Bancorp.	16,335
1,600		Keycorp.	37,520
400		M&T Bank Corp.	32,628
3,100		Marshall & Ilsley Corp.	82,088
1,600		National City Corp.	26,336
1,517		Regions Financial Corp.	35,877
1,050		State Street Corp.	85,260
850		SunTrust Bank	53,117
4,343		Wachovia Corp.	165,164
8,600		Wells Fargo & Co.	259,634
800		Zions Bancorp.	37,352

			1,438,625

Beverages: 1.9%
3,350		Anheuser-Busch Cos., Inc.	175,339
4,250		Coca-Cola Co.	260,823
1,300	@	Constellation Brands, Inc.	30,732
1,600		Pepsi Bottling Group, Inc.	63,136
4,800		PepsiCo, Inc.	364,320

			894,350

Shares			Value

Biotechnology: 0.6%
2,400	@	Amgen, Inc.	$111,456
450	@	Biogen Idec, Inc.	25,614
900	@	Celgene Corp.	41,589
900	@	Genzyme Corp.	66,996
400	@	Millipore Corp.	29,272

			274,927

Building Materials: 0.1%
2,600		Masco Corp.	56,186

			56,186

Chemicals: 1.6%
1,000		Air Products & Chemicals, Inc.	98,630
1,750		Dow Chemical Co.	68,985
1,100		Ecolab, Inc.	56,331
2,450		EI DuPont de Nemours & Co.	108,021
1,500		Monsanto Co.	167,535
400		PPG Industries, Inc.	28,092
900		Praxair, Inc.	79,839
400		Sherwin-Williams Co.	23,216
1,500		Sigma-Aldrich Corp.	81,900

			712,549

Coal: 0.1%
400		Consol Energy, Inc.	28,608
500		Peabody Energy Corp.	30,820

			59,428

Commercial Services: 0.5%
400	@	Apollo Group, Inc. - Class A	28,060
850		McKesson Corp.	55,684
1,000		Moody’s Corp.	35,700
800		Robert Half International, Inc.	21,632
1,500		RR Donnelley & Sons Co.	56,610
2,050		Western Union Co.	49,774

			247,460

Computers: 3.4%
400	@	Affiliated Computer Services, Inc.	18,040
2,100	@	Apple, Inc.	415,968
900	@	Cognizant Technology Solutions Corp.	30,546
400	@	Computer Sciences Corp.	19,788
6,600	@	Dell, Inc.	161,766
800		Electronic Data Systems Corp.	16,584
5,800	@	EMC Corp.	107,474
6,650		Hewlett-Packard Co.	335,692
3,150		International Business Machines Corp.	340,515
850	@	Lexmark International, Inc.	29,631
900	@	Network Appliance, Inc.	22,464
800	@	Sandisk Corp.	26,536
2,262	@	Sun Microsystems, Inc.	41,010

			1,566,014

Cosmetics/Personal Care: 1.5%
500		Avon Products, Inc.	19,765
1,450		Colgate-Palmolive Co.	113,042
7,600		Procter & Gamble Co.	557,992

			690,799

Diversified Financial Services: 4.6%
1,650		American Express Co.	85,833
800		Ameriprise Financial, Inc.	44,088
400		Bear Stearns Cos., Inc.	35,300
2,250		Charles Schwab Corp.	57,488

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
800		CIT Group, Inc.	$19,224
11,550		Citigroup, Inc.	340,032
120		CME Group, Inc.	82,320
1,350		Countrywide Financial Corp.	12,069
1,300		Discover Financial Services	19,604
1,200	@	E*Trade Financial Corp.	4,260
2,250		Fannie Mae	89,955
800		Federated Investors, Inc.	32,928
300		Franklin Resources, Inc.	34,329
1,600		Freddie Mac	54,512
1,250		Goldman Sachs Group, Inc.	268,813
200	@	IntercontinentalExchange, Inc.	38,500
800		Janus Capital Group, Inc.	26,280
8,350		JPMorgan Chase & Co.	364,478
300		Legg Mason, Inc.	21,945
1,800		Lehman Brothers Holdings, Inc.	117,792
2,350		Merrill Lynch & Co., Inc.	126,148
2,600		Morgan Stanley	138,086
650		Nyse Euronext	57,051
1,300		SLM Corp.	26,182
300		T. Rowe Price Group, Inc.	18,264

			2,115,481

Electric: 2.3%
500		Allegheny Energy, Inc.	31,805
800		Constellation Energy Group, Inc.	82,024
2,700		Dominion Resources, Inc.	128,115
500		DTE Energy Co.	21,980
2,700		Duke Energy Corp.	54,459
1,050		Entergy Corp.	125,496
1,700		Exelon Corp.	138,788
1,800		FirstEnergy Corp.	130,212
1,700		FPL Group, Inc.	115,226
2,300		PPL Corp.	119,807
1,200		Public Service Enterprise Group, Inc.	117,888

			1,065,800

Electrical Components & Equipment: 0.2%
1,500		Emerson Electric Co.	84,990

			84,990

Electronics: 0.6%
1,000	@	Agilent Technologies, Inc.	36,740
1,100		Applera Corp. -Applied Biosystems Group	37,312
1,800	@	Thermo Electron Corp.	103,824
1,225	@@	Tyco Electronics Ltd.	45,484
500	@	Waters Corp.	39,535

			262,895

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
400	@	Jacobs Engineering Group, Inc.	38,244

			52,816

Entertainment: 0.1%
550		International Game Technology	24,162

			24,162

Environmental Control: 0.0%
1,700	@	Allied Waste Industries, Inc.	18,734

			18,734

Shares			Value

Food: 0.9%
1,500		General Mills, Inc.	$85,500
350		HJ Heinz Co.	16,338
2,000		Kellogg Co.	104,860
1,444		Kraft Foods, Inc.	47,118
2,350		Kroger Co.	62,769
2,000		Sysco Corp.	62,420
800		WM Wrigley Jr. Co.	46,840

			425,845

Forest Products & Paper: 0.1%
600		International Paper Co.	19,428
500		MeadWestvaco Corp.	15,650

			35,078

Gas: 0.1%
1,000		Sempra Energy	61,880

			61,880

Hand/Machine Tools: 0.2%
400		Black & Decker Corp.	27,860
800		Snap-On, Inc.	38,592
500		Stanley Works	24,240

			90,692

Healthcare - Products: 2.0%
1,200		Baxter International, Inc.	69,660
2,000	@	Boston Scientific Corp.	23,260
825	@@	Covidien Ltd.	36,539
400		CR Bard, Inc.	37,920
6,750		Johnson & Johnson	450,225
2,600		Medtronic, Inc.	130,702
500	@	Patterson Cos., Inc.	16,975
1,000	@	St. Jude Medical, Inc.	40,640
800		Stryker Corp.	59,776
400	@	Varian Medical Systems, Inc.	20,864
200	@	Zimmer Holdings, Inc.	13,230

			899,791

Healthcare - Services: 1.2%
1,350		Aetna, Inc.	77,936
500	@	Coventry Health Care, Inc.	29,625
600	@	Humana, Inc.	45,186
600	@	Laboratory Corp. of America Holdings	45,318
300		Quest Diagnostics	15,870
3,400		UnitedHealth Group, Inc.	197,880
1,450	@	WellPoint, Inc.	127,209

			539,024

Home Builders: 0.1%
800		Centex Corp.	20,208
1,400		D.R. Horton, Inc.	18,438
900		KB Home	19,440

			58,086

Household Products/Wares: 0.4%
300		Clorox Co.	19,551
2,300		Kimberly-Clark Corp.	159,482

			179,033

Housewares: 0.0%
600		Newell Rubbermaid, Inc.	15,528

			15,528

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 3.6%
1,150	@@	ACE Ltd.	$71,047
1,000		Aflac, Inc.	62,630
1,850		Allstate Corp.	96,626
1,250		AMBAC Financial Group, Inc.	32,213
6,800		American International Group, Inc.	396,440
950		AON Corp.	45,306
800		Assurant, Inc.	53,520
2,050		Chubb Corp.	111,889
650		Cigna Corp.	34,925
600		Genworth Financial, Inc.	15,270
600		Hartford Financial Services Group, Inc.	52,314
400		Loews Corp.	20,136
800		Marsh & McLennan Cos., Inc.	21,176
1,100		MBIA, Inc.	20,493
2,250		Metlife, Inc.	138,645
1,350		Progressive Corp.	25,866
1,700		Prudential Financial, Inc.	158,168
950		Safeco Corp.	52,896
850		Torchmark Corp.	51,451
2,100		Travelers Cos., Inc.	112,980
800		UnumProvident Corp.	19,032
900	@@	XL Capital Ltd.	45,279

			1,638,302

Internet: 1.7%
400	@	Akamai Technologies, Inc.	13,840
800	@	Amazon.com, Inc.	74,112
2,950	@	eBay, Inc.	97,911
500	@	Expedia, Inc.	15,810
600	@	Google, Inc. - Class A	414,888
1,000	@	IAC/InterActiveCorp.	26,920
2,850	@	Symantec Corp.	45,999
3,000	@	Yahoo!, Inc.	69,780

			759,260

Investment Companies: 0.0%
400		American Capital Strategies Ltd.	13,184

			13,184

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	17,280
550		Nucor Corp.	32,571
400		United States Steel Corp.	48,364

			98,215

Leisure Time: 0.2%
1,700		Carnival Corp.	75,633
300		Harley-Davidson, Inc.	14,013

			89,646

Lodging: 0.2%
400		Harrah’s Entertainment, Inc.	35,500
800		Marriott International, Inc.	27,344
1,000		Starwood Hotels & Resorts Worldwide, Inc.	44,030

			106,874

Machinery - Construction & Mining: 0.3%
1,900		Caterpillar, Inc.	137,864
200	@	Terex Corp.	13,114

			150,978

Shares			Value

Machinery - Diversified: 0.4%
400		Cummins, Inc.	$50,948
1,000		Deere & Co.	93,120
400		Manitowoc Co., Inc.	19,532
200		Rockwell Automation, Inc.	13,792

			177,392

Media: 1.8%
1,100		CBS Corp. - Class B	29,975
1,300		Clear Channel Communications, Inc.	44,876
4,475	@	Comcast Corp. - Class A	81,714
3,000	@	DIRECTV Group, Inc.	69,360
400		EW Scripps Co.	18,004
550		McGraw-Hill Cos., Inc.	24,096
400		Meredith Corp.	21,992
4,900		News Corp. - Class A	100,401
6,300		Time Warner, Inc.	104,013
2,500	@	Viacom - Class B	109,800
6,200		Walt Disney Co.	200,136

			804,367

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.4%
500		Alcoa, Inc.	18,275
1,202		Freeport-McMoRan Copper & Gold, Inc.	123,133
400		Newmont Mining Corp.	19,532

			160,940

Miscellaneous Manufacturing: 3.6%
1,350		3M Co.	113,832
900		Cooper Industries Ltd.	47,592
1,100		Danaher Corp.	96,514
1,700		Dover Corp.	78,353
1,000		Eaton Corp.	96,950
23,300		General Electric Co.	863,731
1,950		Honeywell International, Inc.	120,062
1,300		Illinois Tool Works, Inc.	69,602
400		ITT Corp.	26,416
875		Parker Hannifin Corp.	65,896
600		Textron, Inc.	42,780
1,325	@@	Tyco International Ltd.	52,536

			1,674,264

Office/Business Equip: 0.1%
3,100		Xerox Corp.	50,189

			50,189

Oil & Gas: 7.6%
900		Anadarko Petroleum Corp.	59,121
900		Apache Corp.	96,786
1,100		Chesapeake Energy Corp.	43,120
6,050		Chevron Corp.	564,647
4,500		ConocoPhillips	397,350
1,600		Devon Energy Corp.	142,256
500		ENSCO International, Inc.	29,810
200		EOG Resources, Inc.	17,850
14,300		ExxonMobil Corp.	1,339,767
900		Hess Corp.	90,774
2,100		Marathon Oil Corp.	127,806
400		Murphy Oil Corp.	33,936
500		Noble Corp.	28,255
820		Noble Energy, Inc.	65,206

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
Oil & Gas: (continued)

2,400		Occidental Petroleum Corp.	$184,776
400		Sunoco, Inc.	28,976
400		Tesoro Petroleum Corp.	19,080
664	@	Transocean, Inc.	95,052
1,550		Valero Energy Corp.	108,547
437		XTO Energy, Inc.	22,444

			3,495,559

Oil & Gas Services: 1.1%
500		Baker Hughes, Inc.	40,550
1,650		Halliburton Co.	62,552
1,200	@	National Oilwell Varco, Inc.	88,152
2,650		Schlumberger Ltd.	260,681
400		Smith International, Inc.	29,540

			481,475

Packaging & Containers: 0.1%
850		Ball Corp.	38,250
800	@	Pactiv Corp.	21,304

			59,554

Pharmaceuticals: 3.7%
2,500		Abbott Laboratories	140,375
500		Allergan, Inc.	32,120
550		AmerisourceBergen Corp.	24,679
4,900		Bristol-Myers Squibb Co.	129,948
400		Cardinal Health, Inc.	23,100
3,400		Eli Lilly & Co.	181,526
820	@	Express Scripts, Inc.	59,860
450	@	Forest Laboratories, Inc.	16,403
2,600	@	Gilead Sciences, Inc.	119,626
900	@	Medco Health Solutions, Inc.	91,260
5,250		Merck & Co., Inc.	305,078
17,150		Pfizer, Inc.	389,820
3,750		Schering-Plough Corp.	99,900
2,500		Wyeth	110,475

			1,724,170

Pipelines: 0.2%
1,300		El Paso Corp.	22,412
500		Questar Corp.	27,050
1,600		Williams Cos., Inc.	57,248

			106,710

Real Estate: 0.0%
800	@	CB Richard Ellis Group, Inc.	17,240

			17,240

Retail: 3.7%
400		Abercrombie & Fitch Co.	31,988
400	@	Autozone, Inc.	47,964
500	@	Bed Bath & Beyond, Inc.	14,695
1,350		Best Buy Co., Inc.	71,078
1,200	@	Big Lots, Inc.	19,188
2,000	@	Coach, Inc.	61,160
1,600		Costco Wholesale Corp.	111,616
3,754		CVS Caremark Corp.	149,222
1,000		Darden Restaurants, Inc.	27,710
900		Family Dollar Stores, Inc.	17,307
1,750		Gap, Inc.	37,240
2,800		Home Depot, Inc.	75,432
350		JC Penney Co., Inc.	15,397
4,500		Lowe’s Cos., Inc.	101,790
3,100		McDonald’s Corp.	182,621

Shares			Value

400		Nordstrom, Inc.	$14,692
400		Polo Ralph Lauren Corp.	24,716
1,000		RadioShack Corp.	16,860
1,850		Staples, Inc.	42,680
1,800	@	Starbucks Corp.	36,846
1,600		Target Corp.	80,000
500		Tiffany & Co.	23,015
2,100		TJX Cos., Inc.	60,333
800		Walgreen Co.	30,464
6,050		Wal-Mart Stores, Inc.	287,557
900		Wendy’s International, Inc.	23,256
2,300		Yum! Brands, Inc.	88,021

			1,692,848

Savings & Loans: 0.2%
6,200		Hudson City Bancorp., Inc.	93,124
1,150		Washington Mutual, Inc.	15,652

			108,776

Semiconductors: 1.7%
550		Analog Devices, Inc.	17,435
3,500		Applied Materials, Inc.	62,160
800	@	Broadcom Corp.	20,912
15,550		Intel Corp.	414,563
800		KLA-Tencor Corp.	38,528
500	@	MEMC Electronic Materials, Inc.	44,245
650		National Semiconductor Corp.	14,716
1,325	@	Nvidia Corp.	45,077
1,100	@	QLogic Corp.	15,620
3,900		Texas Instruments, Inc.	130,260

			803,516

Software: 2.8%
1,250	@	Adobe Systems, Inc.	53,413
800	@	Autodesk, Inc.	39,808
1,250		Automatic Data Processing, Inc.	55,663
650	@	BMC Software, Inc.	23,166
2,600		CA, Inc.	64,870
300	@	Electronic Arts, Inc.	17,523
800		Fidelity National Information Services, Inc.	33,272
800	@	Fiserv, Inc.	44,392
800	@	Intuit, Inc.	25,288
19,200		Microsoft Corp.	683,498
2,900	@	Novell, Inc.	19,923
9,350	@	Oracle Corp.	211,123
450		Paychex, Inc.	16,299

			1,288,238

Telecommunications: 4.1%
550	@	American Tower Corp.	23,430
14,827		AT&T, Inc.	616,210
1,300		CenturyTel, Inc.	53,898
400	@	Ciena Corp.	13,644
14,400	@	Cisco Systems, Inc.	389,808
4,000		Corning, Inc.	95,960
300		Embarq Corp.	14,859
1,200	@	JDS Uniphase Corp.	15,960
1,300	@	Juniper Networks, Inc.	43,160
5,200		Motorola, Inc.	83,408
4,850		Qualcomm, Inc.	190,848
3,700	@	Qwest Communications International, Inc.	25,937

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
4,850		Sprint Nextel Corp.	$63,681
5,350		Verizon Communications, Inc.	233,742
1,300		Windstream Corp.	16,926

			1,881,471

Toys/Games/Hobbies: 0.1%
1,100		Hasbro, Inc.	28,138

			28,138

Transportation: 1.0%
200		Burlington Northern Santa Fe Corp.	16,646
400		CH Robinson Worldwide, Inc.	21,648
1,700		CSX Corp.	74,766
400		Expeditors International Washington, Inc.	17,872
800		FedEx Corp.	71,336
650		Norfolk Southern Corp.	32,786
800		Union Pacific Corp.	100,496
1,900		United Parcel Service, Inc. - Class B	134,368

			469,918

		Total Common Stock (Cost $32,038,393)	31,505,227

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
3,100		Host Hotels & Resorts, Inc.	52,824

			52,824

Regional Malls: 0.1%
1,000		General Growth Properties, Inc.	41,180
200		Simon Property Group, Inc.	17,372

			58,552

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.1%
600		Prologis	38,028

			38,028

		Total Real Estate Investment Trusts (Cost $190,442)	164,086

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 30.9%
U.S. Treasury STRIP: 30.9%
$17,244,000	^	3.206%, due 05/15/13	$14,243,665

		Total U.S. Treasury Obligations (Cost $14,048,087)	14,243,665

		Total Long-Term Investments (Cost $46,276,922)	45,912,978

Shares			Value

SHORT-TERM INVESTMENTS: 0.7%
Mutual Fund: 0.4%
200,000	**	ING Institutional Prime Money Market Fund	$200,000

		Total Mutual Fund (Cost $200,000)	200,000

Principal Amount			Value
Repurchase Agreement: 0.3%
$116,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $116,027 to be received upon repurchase (Collateralized by $109,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $119,316, due 01/15/12)		$116,000

	Total Repurchase Agreement (Cost $116,000)		116,000

	Total Short-Term Investments (Cost $316,000)		316,000

	Total Investments in Securities (Cost $46,592,922)*	100.2%	$46,228,978
	Other Assets and Liabilities - Net	(0.2)	(75,004)

	Net Assets	100.0%	$46,153,974

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
*	Cost for federal income tax purposes is $47,818,552.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$353,615
Gross Unrealized Depreciation	(1,943,189)

Net Unrealized Depreciation	$(1,589,574)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 47.3%
Advertising: 0.1%
2,100		Omnicom Group	$99,813

			99,813

Aerospace/Defense: 1.3%
2,100		Boeing Co.	183,666
1,200		General Dynamics Corp.	106,788
600		Goodrich Corp.	42,366
700		L-3 Communications Holdings, Inc.	74,158
1,300		Lockheed Martin Corp.	136,838
1,300		Northrop Grumman Corp.	102,232
200		Rockwell Collins, Inc.	14,394
3,000		United Technologies Corp.	229,620

			890,062

Agriculture: 0.8%
5,400		Altria Group, Inc.	408,132
1,700		Archer-Daniels-Midland Co.	78,931
800		Reynolds American, Inc.	52,768
900		UST, Inc.	49,320

			589,151

Apparel: 0.2%
2,000		Nike, Inc.	128,480
200		VF Corp.	13,732

			142,212

Auto Manufacturers: 0.2%
5,400	@	Ford Motor Co.	36,342
1,100		General Motors Corp.	27,379
750		Paccar, Inc.	40,860

			104,581

Auto Parts & Equipment: 0.1%
1,700		Johnson Controls, Inc.	61,268

			61,268

Banks: 2.2%
9,700		Bank of America Corp.	400,222
1,500		Bank of New York Mellon Corp.	73,140
2,000		BB&T Corp.	61,340
1,200		Capital One Financial Corp.	56,712
700		Comerica, Inc.	30,471
600		Commerce Bancorp., Inc.	22,884
800		Fifth Third Bancorp.	20,104
1,300		Keycorp.	30,485
400		M&T Bank Corp.	32,628
3,300		Marshall & Ilsley Corp.	87,384
1,700		National City Corp.	27,982
1,500		Regions Financial Corp.	35,475
1,200		State Street Corp.	97,440
900		SunTrust Bank	56,241
4,600		Wachovia Corp.	174,938
8,800		Wells Fargo & Co.	265,672
800		Zions Bancorp.	37,352

			1,510,470

Beverages: 1.4%
3,600		Anheuser-Busch Cos., Inc.	188,424
4,600		Coca-Cola Co.	282,302
1,300	@	Constellation Brands, Inc.	30,732
1,800		Pepsi Bottling Group, Inc.	71,028
5,200		PepsiCo, Inc.	394,680

			967,166

Shares			Value

Biotechnology: 0.4%
2,600	@	Amgen, Inc.	$120,744
600	@	Biogen Idec, Inc.	34,152
900	@	Celgene Corp.	41,589
900	@	Genzyme Corp.	66,996
400	@	Millipore Corp.	29,272

			292,753

Building Materials: 0.1%
2,900		Masco Corp.	62,669

			62,669

Chemicals: 1.1%
1,100		Air Products & Chemicals, Inc.	108,493
2,000		Dow Chemical Co.	78,840
1,200		Ecolab, Inc.	61,452
2,600		EI DuPont de Nemours & Co.	114,634
1,400		Monsanto Co.	156,366
400		PPG Industries, Inc.	28,092
1,000		Praxair, Inc.	88,710
400		Sherwin-Williams Co.	23,216
1,500		Sigma-Aldrich Corp.	81,900

			741,703

Coal: 0.1%
400		Consol Energy, Inc.	28,608
400		Peabody Energy Corp.	24,656

			53,264

Commercial Services: 0.4%
400	@	Apollo Group, Inc. - Class A	28,060
1,100		McKesson Corp.	72,061
800		Moody’s Corp.	28,560
800		Robert Half International, Inc.	21,632
1,500		RR Donnelley & Sons Co.	56,610
2,600		Western Union Co.	63,128

			270,051

Computers: 2.3%
400	@	Affiliated Computer Services, Inc.	18,040
2,300	@	Apple, Inc.	455,584
1,000	@	Cognizant Technology Solutions Corp.	33,940
300	@	Computer Sciences Corp.	14,841
6,700	@	Dell, Inc.	164,217
800		Electronic Data Systems Corp.	16,584
5,700	@	EMC Corp.	105,621
6,900		Hewlett-Packard Co.	348,312
3,400		International Business Machines Corp.	367,540
800	@	Lexmark International, Inc.	27,888
1,000	@	Network Appliance, Inc.	24,960
700	@	Sandisk Corp.	23,219
2,350	@	Sun Microsystems, Inc.	42,606

			1,643,352

Cosmetics/Personal Care: 1.0%
600		Avon Products, Inc.	23,718
1,500		Colgate-Palmolive Co.	116,940
8,000		Procter & Gamble Co.	587,360

			728,018

Diversified Financial Services: 3.2%
1,800		American Express Co.	93,636
800		Ameriprise Financial, Inc.	44,088
400		Bear Stearns Cos., Inc.	35,300
2,800		Charles Schwab Corp.	71,540

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
1,100		CIT Group, Inc.	$26,433
11,900		Citigroup, Inc.	350,336
100		CME Group, Inc.	68,600
1,500		Countrywide Financial Corp.	13,410
1,250		Discover Financial Services	18,850
1,300	@	E*Trade Financial Corp.	4,615
2,200		Fannie Mae	87,956
900		Federated Investors, Inc.	37,044
400		Franklin Resources, Inc.	45,772
1,800		Freddie Mac	61,326
1,300		Goldman Sachs Group, Inc.	279,565
200	@	IntercontinentalExchange, Inc.	38,500
900		Janus Capital Group, Inc.	29,565
8,800		JPMorgan Chase & Co.	384,120
300		Legg Mason, Inc.	21,945
2,000		Lehman Brothers Holdings, Inc.	130,880
2,500		Merrill Lynch & Co., Inc.	134,200
2,800		Morgan Stanley	148,708
640		Nyse Euronext	56,173
1,200		SLM Corp.	24,168
300		T. Rowe Price Group, Inc.	18,264

			2,224,994

Electric: 1.7%
700		Allegheny Energy, Inc.	44,527
900		Constellation Energy Group, Inc.	92,277
3,000		Dominion Resources, Inc.	142,350
600		DTE Energy Co.	26,376
2,900		Duke Energy Corp.	58,493
1,200		Entergy Corp.	143,424
1,900		Exelon Corp.	155,116
2,000		FirstEnergy Corp.	144,680
2,000		FPL Group, Inc.	135,560
2,400		PPL Corp.	125,016
1,200		Public Service Enterprise Group, Inc.	117,888

			1,185,707

Electrical Components & Equipment: 0.1%
1,700		Emerson Electric Co.	96,322

			96,322

Electronics: 0.4%
1,100	@	Agilent Technologies, Inc.	40,414
1,200		Applera Corp. - Applied Biosystems Group	40,704
2,000	@	Thermo Electron Corp.	115,360
1,175	@@	Tyco Electronics Ltd.	43,628
400	@	Waters Corp.	31,628

			271,734

Engineering & Construction: 0.1%
100		Fluor Corp.	14,572
400	@	Jacobs Engineering Group, Inc.	38,244

			52,816

Entertainment: 0.0%
600		International Game Technology	26,358

			26,358

Environmental Control: 0.0%
2,400	@	Allied Waste Industries, Inc.	26,448

			26,448

Shares			Value

Food: 0.6%
1,700		General Mills, Inc.	$96,900
400		HJ Heinz Co.	18,672
1,900		Kellogg Co.	99,617
1,535		Kraft Foods, Inc.	50,087
2,200		Kroger Co.	58,762
2,100		Sysco Corp.	65,541
700		WM Wrigley Jr. Co.	40,985

			430,564

Forest Products & Paper: 0.0%
600		International Paper Co.	19,428
400		MeadWestvaco Corp.	12,520

			31,948

Gas: 0.1%
1,000		Sempra Energy	61,880

			61,880

Hand/Machine Tools: 0.1%
400		Black & Decker Corp.	27,860
600		Snap-On, Inc.	28,944
400		Stanley Works	19,392

			76,196

Healthcare - Products: 1.3%
1,200		Baxter International, Inc.	69,660
2,000	@	Boston Scientific Corp.	23,260
1,175	@@	Covidien Ltd.	52,041
400		CR Bard, Inc.	37,920
7,000		Johnson & Johnson	466,900
2,600		Medtronic, Inc.	130,702
400	@	Patterson Cos., Inc.	13,580
1,200	@	St. Jude Medical, Inc.	48,768
700		Stryker Corp.	52,304
400	@	Varian Medical Systems, Inc.	20,864
400	@	Zimmer Holdings, Inc.	26,460

			942,459

Healthcare - Services: 0.8%
1,500		Aetna, Inc.	86,595
400	@	Coventry Health Care, Inc.	23,700
600	@	Humana, Inc.	45,186
600	@	Laboratory Corp. of America Holdings	45,318
400		Quest Diagnostics	21,160
3,600		UnitedHealth Group, Inc.	209,520
1,500	@	WellPoint, Inc.	131,595

			563,074

Home Builders: 0.1%
1,200		Centex Corp.	30,312
1,500		D.R. Horton, Inc.	19,755
1,100		KB Home	23,760

			73,827

Household Products/Wares: 0.3%
300		Clorox Co.	19,551
2,400		Kimberly-Clark Corp.	166,416

			185,967

Housewares: 0.0%
1,200		Newell Rubbermaid, Inc.	31,056

			31,056

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 2.4%
1,300	@@	ACE Ltd.	$80,314
1,200		Aflac, Inc.	75,156
2,000		Allstate Corp.	104,460
900		AMBAC Financial Group, Inc.	23,193
7,200		American International Group, Inc.	419,760
800		AON Corp.	38,152
700		Assurant, Inc.	46,830
2,100		Chubb Corp.	114,618
700		Cigna Corp.	37,611
700		Genworth Financial, Inc.	17,815
700		Hartford Financial Services Group, Inc.	61,033
400		Loews Corp.	20,136
900		Marsh & McLennan Cos., Inc.	23,823
1,100		MBIA, Inc.	20,493
2,200		Metlife, Inc.	135,564
1,300		Progressive Corp.	24,908
1,900		Prudential Financial, Inc.	176,776
1,000		Safeco Corp.	55,680
700		Torchmark Corp.	42,371
2,300		Travelers Cos., Inc.	123,740
700		UnumProvident Corp.	16,653
900	@@	XL Capital Ltd.	45,279

			1,704,365

Internet: 1.1%
400	@	Akamai Technologies, Inc.	13,840
1,000	@	Amazon.com, Inc.	92,640
2,900	@	eBay, Inc.	96,251
600	@	Expedia, Inc.	18,972
600	@	Google, Inc. - Class A	414,888
1,000	@	IAC/InterActiveCorp.	26,920
3,300	@	Symantec Corp.	53,262
3,100	@	Yahoo!, Inc.	72,106

			788,879

Investment Companies: 0.0%
400		American Capital Strategies Ltd.	13,184

			13,184

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	17,280
700		Nucor Corp.	41,454
400		United States Steel Corp.	48,364

			107,098

Leisure Time: 0.2%
1,900		Carnival Corp.	84,531
400		Harley-Davidson, Inc.	18,684

			103,215

Lodging: 0.2%
400		Harrah’s Entertainment, Inc.	35,500
1,000		Marriott International, Inc.	34,180
1,200		Starwood Hotels & Resorts Worldwide, Inc.	52,836

			122,516

Machinery - Construction & Mining: 0.2%
2,000		Caterpillar, Inc.	145,120
400	@	Terex Corp.	26,228

			171,348

Shares			Value

Machinery - Diversified: 0.3%
400		Cummins, Inc.	$50,948
1,100		Deere & Co.	102,432
400		Manitowoc Co., Inc.	19,532
200		Rockwell Automation, Inc.	13,792

			186,704

Media: 1.2%
1,200		CBS Corp. - Class B	32,700
1,200		Clear Channel Communications, Inc.	41,424
4,300	@	Comcast Corp. - Class A	78,518
3,200	@	DIRECTV Group, Inc.	73,984
400		EW Scripps Co.	18,004
900		McGraw-Hill Cos., Inc.	39,429
400		Meredith Corp.	21,992
5,100		News Corp. - Class A	104,499
6,600		Time Warner, Inc.	108,966
2,800	@	Viacom - Class B	122,976
6,300		Walt Disney Co.	203,364

			845,856

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.3%
700		Alcoa, Inc.	25,585
1,203		Freeport-McMoRan Copper & Gold, Inc.	123,235
700		Newmont Mining Corp.	34,181

			183,001

Miscellaneous Manufacturing: 2.5%
1,400		3M Co.	118,048
700		Cooper Industries Ltd.	37,016
1,200		Danaher Corp.	105,288
1,900		Dover Corp.	87,571
1,000		Eaton Corp.	96,950
24,500		General Electric Co.	908,215
2,000		Honeywell International, Inc.	123,140
1,300		Illinois Tool Works, Inc.	69,602
400		ITT Corp.	26,416
1,000		Parker Hannifin Corp.	75,310
700		Textron, Inc.	49,910
1,775	@@	Tyco International Ltd.	70,379

			1,767,845

Office/Business Equip: 0.1%
3,300		Xerox Corp.	53,427

			53,427

Oil & Gas: 5.2%
1,000		Anadarko Petroleum Corp.	65,690
900		Apache Corp.	96,786
1,200		Chesapeake Energy Corp.	47,040
6,300		Chevron Corp.	587,979
4,600		ConocoPhillips	406,180
1,700		Devon Energy Corp.	151,147
900		ENSCO International, Inc.	53,658
200		EOG Resources, Inc.	17,850
15,100		ExxonMobil Corp.	1,414,719
900		Hess Corp.	90,774
2,200		Marathon Oil Corp.	133,892
400		Murphy Oil Corp.	33,936
400		Noble Corp.	22,604
760		Noble Energy, Inc.	60,435

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
2,600		Occidental Petroleum Corp.	$200,174
400		Sunoco, Inc.	28,976
400		Tesoro Petroleum Corp.	19,080
729	@	Transocean, Inc.	104,356
1,300		Valero Energy Corp.	91,039
400		XTO Energy, Inc.	20,544

			3,646,859

Oil & Gas Services: 0.7%
400		Baker Hughes, Inc.	32,440
1,800		Halliburton Co.	68,238
1,200	@	National Oilwell Varco, Inc.	88,152
2,800		Schlumberger Ltd.	275,436
400		Smith International, Inc.	29,540

			493,806

Packaging & Containers: 0.1%
900		Ball Corp.	40,500
800	@	Pactiv Corp.	21,304

			61,804

Pharmaceuticals: 2.6%
2,800		Abbott Laboratories	157,220
600		Allergan, Inc.	38,544
700		AmerisourceBergen Corp.	31,409
5,500		Bristol-Myers Squibb Co.	145,860
400		Cardinal Health, Inc.	23,100
3,600		Eli Lilly & Co.	192,204
620	@	Express Scripts, Inc.	45,260
400	@	Forest Laboratories, Inc.	14,580
2,800	@	Gilead Sciences, Inc.	128,828
900	@	Medco Health Solutions, Inc.	91,260
5,700		Merck & Co., Inc.	331,227
18,300		Pfizer, Inc.	415,959
3,900		Schering-Plough Corp.	103,896
2,800		Wyeth	123,732

			1,843,079

Pipelines: 0.1%
1,300		El Paso Corp.	22,412
400		Questar Corp.	21,640
1,500		Williams Cos., Inc.	53,670

			97,722

Real Estate: 0.0%
700	@	CB Richard Ellis Group, Inc.	15,085

			15,085

Retail: 2.5%
400		Abercrombie & Fitch Co.	31,988
300	@	Autozone, Inc.	35,973
800	@	Bed Bath & Beyond, Inc.	23,512
1,300		Best Buy Co., Inc.	68,445
1,200	@	Big Lots, Inc.	19,188
2,000	@	Coach, Inc.	61,160
1,800		Costco Wholesale Corp.	125,568
3,706		CVS Caremark Corp.	147,314
1,100		Darden Restaurants, Inc.	30,481
900		Family Dollar Stores, Inc.	17,307
2,000		Gap, Inc.	42,560
3,000		Home Depot, Inc.	80,820
400		JC Penney Co., Inc.	17,596
4,300		Lowe’s Cos., Inc.	97,266
3,300		McDonald’s Corp.	194,403

Shares			Value

400		Nordstrom, Inc.	$14,692
400		Polo Ralph Lauren Corp.	24,716
1,200		RadioShack Corp.	20,232
2,000		Staples, Inc.	46,140
2,000	@	Starbucks Corp.	40,940
1,400		Target Corp.	70,000
400		Tiffany & Co.	18,412
2,100		TJX Cos., Inc.	60,333
800		Walgreen Co.	30,464
6,400		Wal-Mart Stores, Inc.	304,192
1,000		Wendy’s International, Inc.	25,840
2,300		Yum! Brands, Inc.	88,021

			1,737,563

Savings & Loans: 0.2%
6,400		Hudson City Bancorp., Inc.	96,128
1,200		Washington Mutual, Inc.	16,332

			112,460

Semiconductors: 1.2%
1,100		Analog Devices, Inc.	34,870
3,700		Applied Materials, Inc.	65,712
900	@	Broadcom Corp.	23,526
16,400		Intel Corp.	437,224
700		KLA-Tencor Corp.	33,712
600	@	MEMC Electronic Materials, Inc.	53,094
800		National Semiconductor Corp.	18,112
1,400	@	Nvidia Corp.	47,628
1,200	@	QLogic Corp.	17,040
4,100		Texas Instruments, Inc.	136,940

			867,858

Software: 2.0%
1,200	@	Adobe Systems, Inc.	51,276
1,000	@	Autodesk, Inc.	49,760
1,200		Automatic Data Processing, Inc.	53,436
700	@	BMC Software, Inc.	24,948
3,000		CA, Inc.	74,850
400	@	Electronic Arts, Inc.	23,364
400		Fidelity National Information Services, Inc.	16,636
900	@	Fiserv, Inc.	49,941
800	@	Intuit, Inc.	25,288
1	@	Metavante Technologies, inc.	23
20,800		Microsoft Corp.	740,480
4,000	@	Novell, Inc.	27,480
9,700	@	Oracle Corp.	219,026
400		Paychex, Inc.	14,488

			1,370,996

Telecommunications: 2.8%
630	@	American Tower Corp.	26,838
15,520		AT&T, Inc.	645,011
1,300		CenturyTel, Inc.	53,898
400	@	Ciena Corp.	13,644
14,700	@	Cisco Systems, Inc.	397,929
4,400		Corning, Inc.	105,556
300		Embarq Corp.	14,859
1,200	@	JDS Uniphase Corp.	15,960
1,300	@	Juniper Networks, Inc.	43,160
5,300		Motorola, Inc.	85,012
5,200		Qualcomm, Inc.	204,620
3,700	@	Qwest Communications International, Inc.	25,937

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
4,600		Sprint Nextel Corp.	$60,398
5,500		Verizon Communications, Inc.	240,295
1,300		Windstream Corp.	16,926

			1,950,043

Toys/Games/Hobbies: 0.0%
1,200		Hasbro, Inc.	30,696

			30,696

Transportation: 0.7%
200		Burlington Northern Santa Fe Corp.	16,646
400		CH Robinson Worldwide, Inc.	21,648
2,000		CSX Corp.	87,960
400		Expeditors International Washington, Inc.	17,872
900		FedEx Corp.	80,253
800		Norfolk Southern Corp.	40,352
800		Union Pacific Corp.	100,496
2,100		United Parcel Service, Inc. - Class B	148,512

			513,739

		Total Common Stock (Cost $33,942,129)	33,240,901

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
3,300		Host Hotels & Resorts, Inc.	56,232

			56,232

Regional Malls: 0.1%
1,100		General Growth Properties, Inc.	45,298
200		Simon Property Group, Inc.	17,372

			62,670

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.1%
600		Prologis	38,028

			38,028

		Total Real Estate Investment Trusts (Cost $198,996)	171,612

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.2%
Federal National Mortgage Corporation: 21.2%
$11,000,000	^, Z	3.050%, due 11/15/13	$8,753,096
7,820,000	^, Z	3.050%, due 01/15/14	6,148,272

		Total U.S. Government Agency Obligations (Cost $13,991,394)	14,901,368

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 30.7%
U.S. Treasury STRIP: 30.7%
$26,615,000	^	3.263%, due 11/15/13	$21,559,161

		Total U.S. Treasury Obligations (Cost $21,151,577)	21,559,161

		Total Long-Term Investments (Cost $69,284,096)	69,873,042

Shares			Value

SHORT-TERM INVESTMENTS: 0.6%
Mutual Fund: 0.4%
325,000	**	ING Institutional Prime Money Market Fund	$325,000

		Total Mutual Fund (Cost $325,000)	325,000

Principal Amount			Value

Repurchase Agreement: 0.2%
$126,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $126,029 to be received upon repurchase (Collateralized by $118,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $129,168, due 01/15/12)		$126,000

	Total Repurchase Agreement (Cost $126,000)		126,000

	Total Short-Term Investments (Cost $451,000)		451,000

	Total Investments in Securities (Cost $69,735,096)*	100.1%	$70,324,042
	Other Assets and Liabilities - Net	(0.1)	(86,101)

	Net Assets	100.0%	$70,237,941

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $71,352,245.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,052,719
Gross Unrealized Depreciation	(2,080,922)

Net Unrealized Depreciation	$(1,028,203)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 39.4%
Advertising: 0.1%
3,300		Omnicom Group	$156,849

			156,849

Aerospace/Defense: 1.1%
3,000		Boeing Co.	262,380
2,000		General Dynamics Corp.	177,980
900		Goodrich Corp.	63,549
1,000		L-3 Communications Holdings, Inc.	105,940
2,100		Lockheed Martin Corp.	221,046
2,100		Northrop Grumman Corp.	165,144
400		Rockwell Collins, Inc.	28,788
4,200		United Technologies Corp.	321,468

			1,346,295

Agriculture: 0.7%
8,100		Altria Group, Inc.	612,198
2,400		Archer-Daniels-Midland Co.	111,432
1,100		Reynolds American, Inc.	72,556
1,300		UST, Inc.	71,240

			867,426

Apparel: 0.2%
2,800		Nike, Inc.	179,872
300		VF Corp.	20,598

			200,470

Auto Manufacturers: 0.1%
7,900	@	Ford Motor Co.	53,167
1,500		General Motors Corp.	37,335
1,100		Paccar, Inc.	59,928

			150,430

Auto Parts & Equipment: 0.1%
2,400		Johnson Controls, Inc.	86,496

			86,496

Banks: 1.8%
14,500		Bank of America Corp.	598,270
2,300		Bank of New York Mellon Corp.	112,148
3,300		BB&T Corp.	101,211
1,800		Capital One Financial Corp.	85,068
1,000		Comerica, Inc.	43,530
900		Commerce Bancorp., Inc.	34,326
1,100		Fifth Third Bancorp.	27,643
2,100		Keycorp.	49,245
600		M&T Bank Corp.	48,942
4,800		Marshall & Ilsley Corp.	127,104
2,500		National City Corp.	41,150
2,300		Regions Financial Corp.	54,395
1,600		State Street Corp.	129,920
1,200		SunTrust Bank	74,988
6,900		Wachovia Corp.	262,407
13,000		Wells Fargo & Co.	392,470
1,200		Zions Bancorp.	56,028

			2,238,845

Beverages: 1.1%
5,000		Anheuser-Busch Cos., Inc.	261,700
6,400		Coca-Cola Co.	392,768
2,100	@	Constellation Brands, Inc.	49,644
2,700		Pepsi Bottling Group, Inc.	106,542
7,600		PepsiCo, Inc.	576,840

			1,387,494

Shares			Value

Biotechnology: 0.3%
3,500	@	Amgen, Inc.	$162,540
900	@	Biogen Idec, Inc.	51,228
1,300	@	Celgene Corp.	60,073
1,100	@	Genzyme Corp.	81,884
600	@	Millipore Corp.	43,908

			399,633

Building Materials: 0.1%
4,200		Masco Corp.	90,762

			90,762

Chemicals: 0.9%
1,400		Air Products & Chemicals, Inc.	138,082
2,800		Dow Chemical Co.	110,376
1,800		Ecolab, Inc.	92,178
3,800		EI DuPont de Nemours & Co.	167,542
2,400		Monsanto Co.	268,056
700		PPG Industries, Inc.	49,161
1,500		Praxair, Inc.	133,065
700		Sherwin-Williams Co.	40,628
2,600		Sigma-Aldrich Corp.	141,960

			1,141,048

Coal: 0.1%
700		Consol Energy, Inc.	50,064
1,000		Peabody Energy Corp.	61,640

			111,704

Commercial Services: 0.3%
500	@	Apollo Group, Inc. - Class A	35,075
1,500		McKesson Corp.	98,265
1,300		Moody’s Corp.	46,410
1,100		Robert Half International, Inc.	29,744
2,300		RR Donnelley & Sons Co.	86,802
3,000		Western Union Co.	72,840

			369,136

Computers: 2.0%
600	@	Affiliated Computer Services, Inc.	27,060
3,400	@	Apple, Inc.	673,472
1,600	@	Cognizant Technology Solutions Corp.	54,304
800	@	Computer Sciences Corp.	39,576
9,900	@	Dell, Inc.	242,649
1,200		Electronic Data Systems Corp.	24,876
9,000	@	EMC Corp.	166,770
10,100		Hewlett-Packard Co.	509,848
5,200		International Business Machines Corp.	562,120
1,000	@	Lexmark International, Inc.	34,860
1,400	@	Network Appliance, Inc.	34,944
1,000	@	Sandisk Corp.	33,170
3,525	@	Sun Microsystems, Inc.	63,908

			2,467,557

Cosmetics/Personal Care: 0.9%
900		Avon Products, Inc.	35,577
2,300		Colgate-Palmolive Co.	179,308
11,800		Procter & Gamble Co.	866,356

			1,081,241

Diversified Financial Services: 2.7%
2,600		American Express Co.	135,252
1,400		Ameriprise Financial, Inc.	77,154
700		Bear Stearns Cos., Inc.	61,775
3,700		Charles Schwab Corp.	94,535

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
1,900		CIT Group, Inc.	$45,657
17,700		Citigroup, Inc.	521,088
200		CME Group, Inc.	137,200
2,100		Countrywide Financial Corp.	18,774
1,500		Discover Financial Services	22,620
1,900	@	E*Trade Financial Corp.	6,745
3,400		Fannie Mae	135,932
1,300		Federated Investors, Inc.	53,508
400		Franklin Resources, Inc.	45,772
2,500		Freddie Mac	85,175
2,100		Goldman Sachs Group, Inc.	451,605
300	@	IntercontinentalExchange, Inc.	57,750
700		Janus Capital Group, Inc.	22,995
13,100		JPMorgan Chase & Co.	571,815
400		Legg Mason, Inc.	29,260
2,900		Lehman Brothers Holdings, Inc.	189,776
3,700		Merrill Lynch & Co., Inc.	198,616
4,200		Morgan Stanley	223,062
1,170		Nyse Euronext	102,691
1,600		SLM Corp.	32,224
400		T. Rowe Price Group, Inc.	24,352

			3,345,333

Electric: 1.3%
900		Allegheny Energy, Inc.	57,249
1,100		Constellation Energy Group, Inc.	112,783
4,300		Dominion Resources, Inc.	204,035
1,200		DTE Energy Co.	52,752
4,200		Duke Energy Corp.	84,714
1,700		Entergy Corp.	203,184
2,700		Exelon Corp.	220,428
2,600		FirstEnergy Corp.	188,084
2,900		FPL Group, Inc.	196,562
3,600		PPL Corp.	187,524
1,500		Public Service Enterprise Group, Inc.	147,360

			1,654,675

Electrical Components & Equipment: 0.1%
2,400		Emerson Electric Co.	135,984

			135,984

Electronics: 0.3%
1,500	@	Agilent Technologies, Inc.	55,110
1,700		Applera Corp. - Applied Biosystems Group	57,664
2,700	@	Thermo Electron Corp.	155,736
1,925	@@	Tyco Electronics Ltd.	71,475
500	@	Waters Corp.	39,535

			379,520

Engineering & Construction: 0.1%
200		Fluor Corp.	29,144
600	@	Jacobs Engineering Group, Inc.	57,366

			86,510

Entertainment: 0.1%
1,200		International Game Technology	52,716

			52,716

Environmental Control: 0.0%
3,200	@	Allied Waste Industries, Inc.	35,264

			35,264

Shares			Value

Food: 0.5%
2,100		General Mills, Inc.	$119,700
600		HJ Heinz Co.	28,008
2,800		Kellogg Co.	146,804
2,300		Kraft Foods, Inc.	75,049
3,500		Kroger Co.	93,485
3,100		Sysco Corp.	96,751
1,100		WM Wrigley Jr. Co.	64,405

			624,202

Forest Products & Paper: 0.0%
900		International Paper Co.	29,142
700		MeadWestvaco Corp.	21,910

			51,052

Gas: 0.1%
1,400		Sempra Energy	86,632

			86,632

Hand/Machine Tools: 0.1%
700		Black & Decker Corp.	48,755
1,100		Snap-On, Inc.	53,064
800		Stanley Works	38,784

			140,603

Healthcare - Products: 1.1%
1,800		Baxter International, Inc.	104,490
2,900	@	Boston Scientific Corp.	33,727
1,225	@@	Covidien Ltd.	54,255
600		CR Bard, Inc.	56,880
10,500		Johnson & Johnson	700,350
4,100		Medtronic, Inc.	206,107
800	@	Patterson Cos., Inc.	27,160
1,500	@	St. Jude Medical, Inc.	60,960
900		Stryker Corp.	67,248
500	@	Varian Medical Systems, Inc.	26,080
400	@	Zimmer Holdings, Inc.	26,460

			1,363,717

Healthcare - Services: 0.7%
2,100		Aetna, Inc.	121,233
800	@	Coventry Health Care, Inc.	47,400
900	@	Humana, Inc.	67,779
800	@	Laboratory Corp. of America Holdings	60,424
500		Quest Diagnostics	26,450
5,100		UnitedHealth Group, Inc.	296,820
2,300	@	WellPoint, Inc.	201,779

			821,885

Home Builders: 0.1%
1,700		Centex Corp.	42,942
2,100		D.R. Horton, Inc.	27,657
1,700		KB Home	36,720

			107,319

Household Products/Wares: 0.2%
400		Clorox Co.	26,068
3,700		Kimberly-Clark Corp.	256,558

			282,626

Housewares: 0.0%
1,500		Newell Rubbermaid, Inc.	38,820

			38,820

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 2.0%
1,900	@@	ACE Ltd.	$117,382
1,600		Aflac, Inc.	100,208
2,900		Allstate Corp.	151,467
1,900		AMBAC Financial Group, Inc.	48,963
10,600		American International Group, Inc.	617,980
1,500		AON Corp.	71,535
1,200		Assurant, Inc.	80,280
3,200		Chubb Corp.	174,656
1,000		Cigna Corp.	53,730
1,000		Genworth Financial, Inc.	25,450
1,000		Hartford Financial Services Group, Inc.	87,190
600		Loews Corp.	30,204
1,200		Marsh & McLennan Cos., Inc.	31,764
1,600		MBIA, Inc.	29,808
3,400		Metlife, Inc.	209,508
2,000		Progressive Corp.	38,320
2,600		Prudential Financial, Inc.	241,904
1,300		Safeco Corp.	72,384
1,100		Torchmark Corp.	66,583
3,600		Travelers Cos., Inc.	193,680
1,000		UnumProvident Corp.	23,790
1,100	@@	XL Capital Ltd.	55,341

			2,522,127

Internet: 0.9%
700	@	Akamai Technologies, Inc.	24,220
1,100	@	Amazon.com, Inc.	101,904
4,200	@	eBay, Inc.	139,398
900	@	Expedia, Inc.	28,458
900	@	Google, Inc. - Class A	622,332
1,600	@	IAC/InterActiveCorp.	43,072
4,700	@	Symantec Corp.	75,858
4,600	@	Yahoo!, Inc.	106,996

			1,142,238

Investment Companies: 0.0%
700		American Capital Strategies Ltd.	23,072

			23,072

Iron/Steel: 0.1%
300		Allegheny Technologies, Inc.	25,920
900		Nucor Corp.	53,298
600		United States Steel Corp.	72,546

			151,764

Leisure Time: 0.1%
2,700		Carnival Corp.	120,123
500		Harley-Davidson, Inc.	23,355

			143,478

Lodging: 0.2%
700		Harrah’s Entertainment, Inc.	62,125
1,400		Marriott International, Inc.	47,852
1,500		Starwood Hotels & Resorts Worldwide, Inc.	66,045

			176,022

Machinery - Construction & Mining: 0.2%
2,900		Caterpillar, Inc.	210,424
400	@	Terex Corp.	26,228

			236,652

Shares			Value

Machinery - Diversified: 0.2%
600		Cummins, Inc.	$76,422
1,500		Deere & Co.	139,680
500		Manitowoc Co., Inc.	24,415
400		Rockwell Automation, Inc.	27,584

			268,101

Media: 1.0%
1,700		CBS Corp. - Class B	46,325
1,900		Clear Channel Communications, Inc.	65,588
6,800	@	Comcast Corp. - Class A	124,168
4,900	@	DIRECTV Group, Inc.	113,288
500		EW Scripps Co.	22,505
900		McGraw-Hill Cos., Inc.	39,429
500		Meredith Corp.	27,490
7,100		News Corp. - Class A	145,479
9,700		Time Warner, Inc.	160,147
4,000	@	Viacom - Class B	175,680
9,400		Walt Disney Co.	303,432

			1,223,531

Metal Fabricate/Hardware: 0.0%
200		Precision Castparts Corp.	27,740

			27,740

Mining: 0.2%
1,100		Alcoa, Inc.	40,205
1,700		Freeport-McMoRan Copper & Gold, Inc.	174,148
700		Newmont Mining Corp.	34,181

			248,534

Miscellaneous Manufacturing: 2.1%
2,100		3M Co.	177,072
1,400		Cooper Industries Ltd.	74,032
1,800		Danaher Corp.	157,932
2,600		Dover Corp.	119,834
1,500		Eaton Corp.	145,425
36,400		General Electric Co.	1,349,348
2,900		Honeywell International, Inc.	178,553
2,100		Illinois Tool Works, Inc.	112,434
700		ITT Corp.	46,228
1,250		Parker Hannifin Corp.	94,138
700		Textron, Inc.	49,910
2,525	@@	Tyco International Ltd.	100,116

			2,605,022

Office/Business Equip: 0.1%
4,900		Xerox Corp.	79,331

			79,331

Oil & Gas: 4.3%
1,500		Anadarko Petroleum Corp.	98,535
1,100		Apache Corp.	118,294
1,700		Chesapeake Energy Corp.	66,640
9,400		Chevron Corp.	877,302
7,000		ConocoPhillips	618,100
2,600		Devon Energy Corp.	231,166
1,200		ENSCO International, Inc.	71,544
300		EOG Resources, Inc.	26,775
22,300		ExxonMobil Corp.	2,089,287
1,200		Hess Corp.	121,032
3,200		Marathon Oil Corp.	194,752
600		Murphy Oil Corp.	50,904
800		Noble Corp.	45,208

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
890		Noble Energy, Inc.	$70,773
3,600		Occidental Petroleum Corp.	277,164
500		Sunoco, Inc.	36,220
600		Tesoro Petroleum Corp.	28,620
1,119	@	Transocean, Inc.	160,185
2,400		Valero Energy Corp.	168,072
775		XTO Energy, Inc.	39,804

			5,390,377

Oil & Gas Services: 0.6%
700		Baker Hughes, Inc.	56,770
2,600		Halliburton Co.	98,566
1,900	@	National Oilwell Varco, Inc.	139,574
4,200		Schlumberger Ltd.	413,154
600		Smith International, Inc.	44,310

			752,374

Packaging & Containers: 0.1%
1,300		Ball Corp.	58,500
1,100	@	Pactiv Corp.	29,293

			87,793

Pharmaceuticals: 2.2%
3,900		Abbott Laboratories	218,985
1,000		Allergan, Inc.	64,240
1,000		AmerisourceBergen Corp.	44,870
8,000		Bristol-Myers Squibb Co.	212,160
700		Cardinal Health, Inc.	40,425
5,400		Eli Lilly & Co.	288,306
1,100	@	Express Scripts, Inc.	80,300
600	@	Forest Laboratories, Inc.	21,870
4,000	@	Gilead Sciences, Inc.	184,040
1,100	@	Medco Health Solutions, Inc.	111,540
8,500		Merck & Co., Inc.	493,935
27,100		Pfizer, Inc.	615,983
5,700		Schering-Plough Corp.	151,848
3,800		Wyeth	167,922

			2,696,424

Pipelines: 0.1%
2,100		El Paso Corp.	36,204
800		Questar Corp.	43,280
2,400		Williams Cos., Inc.	85,872

			165,356

Real Estate: 0.0%
1,100	@	CB Richard Ellis Group, Inc.	23,705

			23,705

Retail: 2.1%
600		Abercrombie & Fitch Co.	47,982
700	@	Autozone, Inc.	83,937
800	@	Bed Bath & Beyond, Inc.	23,512
2,000		Best Buy Co., Inc.	105,300
1,800	@	Big Lots, Inc.	28,782
3,000	@	Coach, Inc.	91,740
2,600		Costco Wholesale Corp.	181,376
5,600		CVS Caremark Corp.	222,600
1,100		Darden Restaurants, Inc.	30,481
1,300		Family Dollar Stores, Inc.	24,999
2,700		Gap, Inc.	57,456
4,400		Home Depot, Inc.	118,536
500		JC Penney Co., Inc.	21,995
6,400		Lowe’s Cos., Inc.	144,768

Shares			Value

5,000		McDonald’s Corp.	$294,550
700		Nordstrom, Inc.	25,711
800		Polo Ralph Lauren Corp.	49,432
1,500		RadioShack Corp.	25,290
2,900		Staples, Inc.	66,903
3,500	@	Starbucks Corp.	71,645
2,100		Target Corp.	105,000
700		Tiffany & Co.	32,221
3,200		TJX Cos., Inc.	91,936
1,100		Walgreen Co.	41,888
9,500		Wal-Mart Stores, Inc.	451,535
1,800		Wendy’s International, Inc.	46,512
3,400		Yum! Brands, Inc.	130,118

			2,616,205

Savings & Loans: 0.1%
9,500		Hudson City Bancorp., Inc.	142,690
1,800		Washington Mutual, Inc.	24,498

			167,188

Semiconductors: 1.0%
900		Analog Devices, Inc.	28,530
5,500		Applied Materials, Inc.	97,680
1,200	@	Broadcom Corp.	31,368
24,500		Intel Corp.	653,170
800		KLA-Tencor Corp.	38,528
1,100	@	MEMC Electronic Materials, Inc.	97,339
1,100		National Semiconductor Corp.	24,904
2,100	@	Nvidia Corp.	71,442
1,700	@	QLogic Corp.	24,140
6,100		Texas Instruments, Inc.	203,740

			1,270,841

Software: 1.6%
1,900	@	Adobe Systems, Inc.	81,187
1,200	@	Autodesk, Inc.	59,712
1,800		Automatic Data Processing, Inc.	80,154
1,000	@	BMC Software, Inc.	35,640
4,500		CA, Inc.	112,275
500	@	Electronic Arts, Inc.	29,205
700		Fidelity National Information Services, Inc.	29,113
1,000	@	Fiserv, Inc.	55,490
1,100	@	Intuit, Inc.	34,771
30,700		Microsoft Corp.	1,092,920
5,400	@	Novell, Inc.	37,098
14,300	@	Oracle Corp.	322,894
600		Paychex, Inc.	21,732

			1,992,191

Telecommunications: 2.4%
800	@	American Tower Corp.	34,080
23,100		AT&T, Inc.	960,036
2,300		CenturyTel, Inc.	95,358
700	@	Ciena Corp.	23,877
22,400	@	Cisco Systems, Inc.	606,368
6,400		Corning, Inc.	153,536
500		Embarq Corp.	24,765
1,900	@	JDS Uniphase Corp.	25,270
2,100	@	Juniper Networks, Inc.	69,720
7,800		Motorola, Inc.	125,112
7,700		Qualcomm, Inc.	302,995
5,400	@	Qwest Communications International, Inc.	37,854

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
7,100		Sprint Nextel Corp.	$93,223
8,300		Verizon Communications, Inc.	362,627
2,100		Windstream Corp.	27,342

			2,942,163

Toys/Games/Hobbies: 0.0%
2,000		Hasbro, Inc.	51,160

			51,160

Transportation: 0.6%
300		Burlington Northern Santa Fe Corp.	24,969
800		CH Robinson Worldwide, Inc.	43,296
2,400		CSX Corp.	105,552
500		Expeditors International Washington, Inc.	22,340
1,300		FedEx Corp.	115,921
1,100		Norfolk Southern Corp.	55,484
1,300		Union Pacific Corp.	163,306
2,900		United Parcel Service, Inc. - Class B	205,088

			735,956

		Total Common Stock (Cost $50,088,398)	49,041,589

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.1%
4,800		Host Hotels & Resorts, Inc.	81,792

			81,792

Regional Malls: 0.1%
1,500		General Growth Properties, Inc.	61,770
300		Simon Property Group, Inc.	26,058

			87,828

Storage: 0.0%
400		Public Storage, Inc.	29,364

			29,364

Warehouse/Industrial: 0.0%
900		Prologis	57,042

			57,042

		Total Real Estate Investment Trusts (Cost $289,383)	256,026

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.9%
Federal National Mortgage Corporation: 31.9%
$31,500,000	Z	4.490%, due 07/05/14	$24,289,871
20,000,000	^, Z	4.610%, due 05/15/14	15,410,720

			39,700,591

		Total U.S. Government Agency Obligations (Cost $36,618,981)	39,700,591

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 27.7%
U.S. Treasury STRIP: 27.7%
$43,960,000	^	3.472%, due 05/15/14	$34,541,350

		Total U.S. Treasury Obligations (Cost $33,617,492)	34,541,350

		Total Long-Term Investments (Cost $120,614,254)	123,539,556

SHORT-TERM INVESTMENTS: 0.9%
Repurchase Agreement: 0.9%
1,049,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $1,049,248 to be received upon repurchase (Collateralized by $1,075,000 Federal Home Loan Bank, Discount Note, Market Value $1,072,958, due 01/16/08)		1,049,000

	Total Short-Term Investments (Cost $1,049,000)		1,049,000

	Total Investments in Securities (Cost $121,663,254)*	100.1%	$124,588,556
	Other Assets and Liabilities - Net	(0.1)	(98,994)

	Net Assets	100.0%	$124,489,562

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $124,257,554.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,604,818
Gross Unrealized Depreciation	(3,273,816)

Net Unrealized Appreciation	$331,002

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Variable Insurance Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Board of Trustees of the Portfolios.
2	To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.
3	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

Colleen D. Baldwin	1	78,592,974	1,851,597	—	—	80,444,571
John V. Boyer	1	78,451,941	1,992,630	—	—	80,444,571
Patricia W. Chadwick	1	78,520,792	1,923,779	—	—	80,444,571
Robert W. Crispin	1	78,592,974	1,851,597	—	—	80,444,571
Peter S. Drotch	1	78,592,974	1,851,597	—	—	80,444,571
J. Michael Earley	1	78,610,026	1,834,545	—	—	80,444,571
Patrick W. Kenny	1	78,610,026	1,834,545	—	—	80,444,571
Shaun P. Mathews	1	78,610,026	1,834,545	—	—	80,444,571
Sheryl K. Pressler	1	78,362,707	2,081,864	—	—	80,444,571
David W.C. Putnam	1	78,610,026	1,834,545	—	—	80,444,571
Roger B. Vincent	1	78,610,026	1,834,545	—	—	80,444,571

ING GET U.S. Core — Series 1	2	9,378,532	—	—	—	9,378,532
ING GET U.S. Core — Series 1	3	9,378,532	—	—	—	9,378,532

ING GET U.S. Core — Series 2	2	6,802,539	—	—	—	6,802,539
ING GET U.S. Core — Series 2	3	6,802,539	—	—	—	6,802,539

ING GET U.S. Core — Series 3	3	9,521,808	332,392	35,355	—	9,889,555

ING GET U.S. Core — Series 4	3	4,069,061	9,347	178,544	—	4,256,953

ING GET U.S. Core — Series 5	3	2,729,912	31,489	—	—	2,761,402

ING GET U.S. Core — Series 6	3	4,541,157	93,010	203,027	—	4,837,194

ING GET U.S. Core — Series 7	3	3,414,212	47,827	62,397	—	3,524,436

ING GET U.S. Core — Series 8	3	2,184,937	535,365	—	—	2,720,302

ING GET U.S. Core — Series 9	3	2,081,169	—	—	—	2,081,169

ING GET U.S. Core — Series 10	3	991,042	445,744	41,949	—	1,478,734

ING GET U.S. Core — Series 11	3	2,560,938	—	—	—	2,560,938

ING GET U.S. Core — Series 12	3	4,010,791	214,194	206,762	—	4,431,747

ING GET U.S. Core — Series 13	3	6,652,904	268,227	313,642	—	7,234,773

ING GET U.S. Core — Series 14	3	11,474,511	553,740	503,968	—	12,532,219

*	All proposals passed at this meeting.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING GET U.S. Core Portfolio — Series 1	NII	$0.2697
	STCG	$0.0307
	LTCG	$0.1596

ING GET U.S. Core Portfolio — Series 2	NII	$0.3043
	STCG	$0.0252
	LTCG	$0.0592

ING GET U.S. Core Portfolio — Series 3	NII	$0.2707
	STCG	$0.0038

ING GET U.S. Core Portfolio — Series 4	NII	$0.3178
	STCG	$0.0413
	LTCG	$0.2056

ING GET U.S. Core Portfolio — Series 5	NII	$0.1927
	STCG	$0.0827
	LTCG	$0.4137

ING GET U.S. Core Portfolio — Series 6	NII	$0.2722
	STCG	$0.0888
	LTCG	$0.5109

ING GET U.S. Core Portfolio — Series 7	NII	$0.2839
	STCG	$0.0575
	LTCG	$0.3118

ING GET U.S. Core Portfolio — Series 8	NII	$0.2538
	STCG	$0.3094
	LTCG	$0.1832

ING GET U.S. Core Portfolio — Series 9	NII	$0.2788
	STCG	$0.1659
	LTCG	$0.1213

ING GET U.S. Core Portfolio — Series 10	NII	$0.2052
	STCG	$0.2113
	LTCG	$0.0104

ING GET U.S. Core Portfolio — Series 11	NII	$0.3642
	STCG	$0.2000
	LTCG	$0.0008

ING GET U.S. Core Portfolio — Series 12	NII	$0.1474
	STCG	$0.2820
	LTCG	$0.0006

ING GET U.S. Core Portfolio — Series 13	NII	$0.0633
	LTCG	$0.0002

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET U.S. Core Portfolio — Series 1	35.32%

ING GET U.S. Core Portfolio — Series 2	27.86%

ING GET U.S. Core Portfolio — Series 3	32.55%

ING GET U.S. Core Portfolio — Series 4	31.23%

ING GET U.S. Core Portfolio — Series 5	68.11%

ING GET U.S. Core Portfolio — Series 6	59.39%

ING GET U.S. Core Portfolio — Series 7	64.24%

ING GET U.S. Core Portfolio — Series 8	39.49%

ING GET U.S. Core Portfolio — Series 9	46.56%

ING GET U.S. Core Portfolio — Series 10	40.81%

ING GET U.S. Core Portfolio — Series 11	29.00%

ING GET U.S. Core Portfolio — Series 12	22.10%

ING GET U.S. Core Portfolio — Series 13	0.02%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Non-Interested Trustee”). The Trustees of the Trust are listed below. The Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation, (October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:57	Trustee	January 2006- Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:68	Trustee	February 2001 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:62	Chairman/ Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001- Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	October 2000 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Chief Compliance officer Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the advisory and sub-advisory contracts of the ING GET Series (the “Portfolios”) of ING Variable Insurance Trust (the “Trust”) will remain in effect only if the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the advisory contact (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios, and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co. (the “Sub-Adviser” or “ING IM”), the sub-adviser to each Portfolio.

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Portfolios’ Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Portfolios’ advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Portfolios’ Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds in the ING Funds complex, including the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ (including the Portfolios’) advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolios are assigned to one of the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of the advisory and sub-advisory contracts of the Funds in the ING Funds complex.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory contracts for the ING Funds. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each of the ING Funds (including the Portfolios) for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of each ING Fund. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmarks and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the benchmarks and SPGs for the Funds in the ING Funds complex were selected and how profitability was determined; (3) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract for the Portfolio; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of the Advisory Contract and Sub-Advisory Contract, including a written analysis for each Portfolio describing how performance, fees and expenses compare to its SPG and its designated fixed income and equity benchmarks; (8) an independent analysis of the Portfolio’s performance by the Trust’s Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolio; and (10) other information relevant to the Board’s evaluations.

Each Portfolio has only one class of shares, and that class was used for purposes of certain comparisons to the funds in its SPG. The mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the class being compared to the SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the investment portfolios of the Funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolios and other ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolios were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and ING IM are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolios’ portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Portfolios. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s fixed income benchmark (Lehman Brothers 1-5 Year Government Index) and equity benchmark (S&P 500 Composite Stock Price Index). The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of advisory fees, the Board noted that the Portfolios do not have breakpoint discounts on advisory fees, but do benefit from waivers to or reimbursements of advisory or other fees under the Portfolios’ respective expense limitation agreements. The Board took into account the extent to which economies of scale could effectively be realized through such expense limitations.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rates, combined with the administrative fee rates, payable by the Portfolios to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services.

The Board considered each Portfolio’s fee structure as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and ING IM and their respective affiliates from their association with the Portfolio. The Board determined that the fees payable to the Adviser and Sub-Adviser with respect to the Portfolios are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for each Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the Adviser’s and ING IM’s advisory and sub-advisory fee rates on the specific factors described below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2007 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its fixed income benchmark (Lehman Brothers 1-3 Year Government Index) and equity benchmark (S&P 500 Composite Stock Price Index), each a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING GET U.S. Core Portfolio — Series 1

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 1, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed its equity benchmark.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 1, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 1, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares. The Board further considered that the Guarantee Period of ING GET U.S. Core Portfolio — Series 1 will end in September 2008, at which time the Portfolio will be liquidated and the contract holder will be given the opportunity to switch to another investment option.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING GET U.S. Core Portfolio — Series 2

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 2, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component underperformed its equity benchmark for the year-to-date and one-year periods, but outperformed its equity benchmark for the most recent calendar quarter and three-year periods.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 2, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 2, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 3

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 3, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed its fixed income benchmark; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 3, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 3, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 4

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 4, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed its fixed income benchmark; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented with the exception of the most recent calendar quarter, in which it underperformed its equity benchmark.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 4, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 4, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is above the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 5

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 5, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 5, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 5, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 6

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 6, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented, with the exception of the most recent calendar quarter, in which it underperformed its equity benchmark.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board noted its discussions with Management regarding a proposal to merge ING GET U.S. Core Portfolio — Series 6 with and into ING GET U.S. Core Portfolio — Series 8 for purposes of operational efficiencies.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 6, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 6, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 7

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 7, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board noted its discussions with Management regarding a proposal to merge ING GET U.S. Core Portfolio — Series 7 with and into ING GET U.S. Core Portfolio — Series 8 for purposes of operational efficiencies.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 7, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 7, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 8

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 8, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for the one-year period, but underperformed its equity benchmark for the most recent calendar quarter and year-to-date periods.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 8, the Board took into account the factors described above and also considered: (1) the fairness of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 8, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 9

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 9, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented with the exception of the most recent calendar quarter, in which it underperformed its equity benchmark.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board noted its discussions with Management regarding a proposal to merge ING GET U.S. Core Portfolio — Series 9 with and into ING GET U.S. Core Portfolio — Series 12 for purposes of operational efficiencies.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 9, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 9, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 10

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 10, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the one-year period, but underperformed its fixed income benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Portfolio’s equity component outperformed its equity benchmark for the one-year period, but underperformed its equity benchmark for the most recent calendar quarter and year-to-date periods.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board noted its discussions with Management regarding a proposal to merge ING GET U.S. Core Portfolio — Series 10 with and into ING GET U.S. Core Portfolio — Series 12 for purposes of operational efficiencies.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 10, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 10, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 11

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 11, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the one-year period, but underperformed its fixed income benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Portfolio’s equity component outperformed its equity benchmark for the one-year period, but underperformed its equity benchmark for the most recent calendar quarter and year-to-date periods.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board noted its discussions with Management regarding a proposal to merge ING GET U.S. Core Portfolio — Series 11 with and into ING GET U.S. Core Portfolio — Series 12 for purposes of operational efficiencies.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 11, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 11, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 12

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 12, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 12, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 12, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 13

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 13, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board considered that the Portfolio launched on June 22, 2006, with the offering period ending on December 20, 2006, and had less than one year of operating history. The Board also noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. Finally, the Board noted its discussions with Management regarding a proposal to merge ING GET U.S. Core Portfolio — Series 13 with and into ING GET U.S. Core Portfolio — Series 14 for purposes of operational efficiencies.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 13, the Board took into account the factors described above and also considered: (1) the fairness

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING GET U.S. Core Portfolio — Series 13, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 14

At a meeting held on January 19, 2006, the Board approved the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 14 for an initial two-year period that commenced on December 21, 2006. The Board subsequently renewed the Portfolio’s Advisory and Sub-Advisory Contracts at its November 2007 meeting.

Initial Approval Considerations

At its January 2006 meeting, the Board considered that the Portfolio would be subject to the standard policies and procedures of the Trust previously approved by the Board for other Series of the Trust and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolio, the Adviser and the Sub-Adviser each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other ING Funds.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Portfolio took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex, including its oversight of the Sub-Adviser in managing other GET Fund offerings; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by the Adviser to the Sub-Adviser; (5) the fairness of the Adviser’s compensation under an Advisory Contract with level fees that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio as compared to other similarly-managed funds in its SPG, including Management’s analysis that: (a) the proposed management fee (inclusive of a 0.055% administration fee) is above the median and average management fees of the funds in the Portfolio’s SPG; and (b) the estimated expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in the Portfolio’s SPG; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to the Sub-Adviser are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Funds in the ING Funds complex; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the January meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out” benefits to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Portfolios.

In reviewing the proposed Sub-Advisory Contract with the Sub-Adviser, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the Sub-Adviser’s capabilities in managing in the strategy to be employed by the Portfolio; (2) the Sub-Adviser’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by the Sub-Adviser under the proposed Sub-Advisory Contract; (4) the performance of other, similarly-managed Funds, compared to the Portfolio’s proposed benchmarks; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by and the projected profitability of the Sub-Adviser as the Portfolio’s sub-adviser; (7) the costs for the services to be provided by the Sub-Adviser, including that it would charge a level fee with no breakpoints; (8) the Sub-Adviser’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (9) the Sub-Adviser’s financial condition; (10) the appropriateness of the selection of the Sub-Adviser in light of the Portfolio’s proposed investment objective and prospective investor base; and (11) the Sub-Adviser’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) each of the Adviser and the Sub-Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Renewal Considerations

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 14, the Board noted that the Portfolio’s Offering Period continued from December 21, 2006 to June 20, 2007, and its Guarantee Period commenced on June 21, 2007. Therefore, the Portfolio’s operating history was too short to generate appropriate performance data. The Board relied on data provided in connection with the Portfolio’s launch in determining whether to approve the continuation of its advisory and sub-advisory arrangements.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 219368

Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGCORE	(1207-022108)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $238,000 for year ended December 31, 2007 and $259,925 for year ended December 31, 2006.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $29,050 for year ended December 31, 2007 and $27,650 for year ended December 31, 2006.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $50,361 in the year ended December 31, 2007 and $48,010 in the year ended December 31, 2006.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  February 23, 2007

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2007

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

13

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $265,461 for year ended December 31, 2007 and $850,060 for year ended December 31, 2006.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

14

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

15

EX-99.CODE ETH.

(a)(2)                   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

    (3)                    Not applicable.

16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2008

15